UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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The Navigators Group, Inc.
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THE NAVIGATORS GROUP, INC.
6 International Drive
Rye Brook, New York 10573

ANNUAL MEETING — May 26, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Wednesday, May 26, 2010 at the Company’s office at Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573.

A report of the Company’s current affairs will be presented at the Annual Meeting and Stockholders will have an opportunity for questions and comments.

You are requested to sign, date and return your proxy card whether or not you plan to attend the Annual Meeting.

We are grateful for your assistance and express our appreciation in advance.

Sincerely yours,

Terence N. Deeks
Chairman

April 9, 2010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
Ownership of Voting Securities By Certain Beneficial Owners and Management
Compensation Discussion and Analysis
Summary Compensation Table
Director Compensation
PROPOSAL 2 APPROVAL OF THE NAVIGATORS GROUP, INC. AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING
Appendix A The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan

THE NAVIGATORS GROUP, INC.
6 International Drive
Rye Brook, New York 10573

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 26, 2010

To the Stockholders of The Navigators Group, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of The Navigators Group, Inc. (the “Company”), a Delaware corporation, will be held at the Company’s office at Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573 on Wednesday, May 26, 2010, at 10:00 a.m. At the meeting, stockholders will be asked to:

(1) Elect eight (8) directors to serve until the 2011 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

(2) Approve The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan.

(3) Ratify the appointment by the Company’s Board of Directors of KPMG LLP as the independent auditors of the Company to examine and report on the December 31, 2010 financial statements.

(4) Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on April 1, 2010 has been fixed by the Board of Directors as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and only stockholders of record on such date will be entitled to vote. A list of stockholders will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the Annual Meeting at the office of the Company, Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573.

By Order of the Board of Directors

Emily B. Miner
Secretary

Rye Brook, New York
April 9, 2010

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE OR, IF YOU PREFER, SUBMIT YOUR PROXY BY USING THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

THE NAVIGATORS GROUP, INC.
6 International Drive
Rye Brook, New York 10573

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

General Information

The accompanying form of proxy is solicited on behalf of the Board of Directors (the “Board”) of The Navigators Group, Inc. for use at the annual meeting (the “Annual Meeting”) of the Company’s stockholders or any adjournment thereof. When we use the terms “we,” “us,” “our” or “the Company,” we are referring to The Navigators Group, Inc. and its subsidiaries, unless the context otherwise requires. The persons named on the proxy card have been designated as proxies by the Company’s Board of Directors. Such persons are officers of the Company. Any stockholder desiring to appoint some other person to represent him or her at the Annual Meeting may do so by completing another form of proxy and delivering the completed proxy to the Secretary of the Company at the address indicated above, prior to the Annual Meeting. It is the responsibility of the stockholder appointing some other person to represent him or her to inform such person of the appointment. The Company has first mailed or electronically delivered these proxy materials to holders (“Stockholders”) of shares of the Company’s Common Stock, par value $.10 per share (the “Common Stock”), on or about April 14, 2010. The Company’s executive and administrative office is located at Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573.

The proxy materials are available over the Internet at the web site address shown on your proxy card. Internet voting is available 24 hours a day. If you have access to the Internet, we encourage you to vote this way. If you vote over the Internet, please do not return your proxy card. Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing the documents by following the instructions provided if you vote over the Internet. Should you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail next year with voting instructions and the Internet address of those materials.

The proxies that are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted for the election of each of our eight (8) nominees as directors and in favor of Proposals 2 and 3.  Stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving notice of such revocation to the Secretary of the Company at The Navigators Group, Inc., Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573. A Stockholder who attends the Annual Meeting in person may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The outstanding voting stock of the Company as of April 1, 2010, the record date, consisted of 17,228,278 shares of Common Stock, with each share of Common Stock entitled to one vote. Only Stockholders of record at the close of business on April 1, 2010, are entitled to vote at the Annual Meeting. The closing price of the Common Stock on April 1, 2010 was $39.27. A copy of the Company’s Annual Report for the year ended December 31, 2009 is being mailed simultaneously herewith and is electronically available to Stockholders on the Internet by logging on to www.proxyvote.com and following the instructions provided.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors recommends that you vote FOR the director nominees described below. Proxies will be so voted unless Stockholders specify otherwise in their proxies.

The By-laws of the Company provide for the Company to have not less than three nor more than twenty-one directors. The Board of Directors proposes the election of the eight nominees named below to constitute the entire Board of Directors of the Company until the next Annual Meeting of Stockholders or until their successors shall be duly elected and shall qualify. Each of the nominees is currently a director of the Company. All directors other than Marjorie Raines are standing for re-election. The Board of Directors appointed Ms. Raines as a director on February 25, 2010. Mr. Robert Wright, who has served on the Board of Directors, since 1993 is retiring from the Board effective upon the conclusion of the Annual Meeting and will not stand for re-election. In the event any nominee named below is unable or declines to serve, which the Board of Directors does not anticipate, it is intended that the proxies will be voted for the balance of those named and for any substitute nominee that the Board of Directors may designate.

		Position with the	First Became
Name	Age	Company	a Director

H. J. Mervyn Blakeney	72	Director	2004
Peter A. Cheney	67	Director	2003
Terence N. Deeks	70	Chairman	1982
W. Thomas Forrester	61	Director	2006
Stanley A. Galanski	51	Director, President & CEO	2001
John F. Kirby	61	Director	2004
Marjorie D. Raines	63	Director	2010
Marc M. Tract	50	Director	1991

H. J. Mervyn Blakeney spent a 30-year career with Cadbury Schweppes Plc, the final 10 years as Managing Director of Schweppes International Ltd. and as a director of its holding company. After retiring as an executive in 1988, he has held non-executive directorships in various industries, principally insurance, within the United Kingdom. Mr. Blakeney is a non-executive director of Navigators Underwriting Agency Ltd., a wholly-owned United Kingdom subsidiary of the Company, and until February 2010 was the non-executive Chairman of that board.

Peter A. Cheney has been retired since 1996. Prior thereto, Mr. Cheney held various positions at National Re Corporation, including as Executive Vice President, Chief Financial Officer and Director from 1994 to 1996.

Terence N. Deeks is our founder. He has been our Chairman since our formation in 1982, and was our President until May 2002 and Chief Executive Officer until December 2002. Mr. Deeks has been engaged in the property and casualty insurance business since 1957. Mr. Deeks has served as an Executive Chairman of the Board since his retirement as Chief Executive Officer. Effective as of the Annual Meeting, Mr. Deeks will be retiring as an executive of the Company, but will continue to serve as the non-executive Chairman of the Board.

W. Thomas Forrester retired in March 2007 from Progressive Corporation, where he had been Chief Financial Officer since 1999. From 1984 to 1999, Mr. Forrester held a series of increasingly senior financial and operating positions at Progressive Corporation. Mr. Forrester began his career at the public accounting firm of Price Waterhouse in 1976 and worked in the audit and consulting areas. He is currently a director of Federal National Mortgage Association — Fannie Mae and until May 2006 was a director of Axis Capital Holdings.

Stanley A. Galanski has been our President since May 2002 and our Chief Executive Officer since January 2003. Prior thereto, he had been Executive Vice President and Chief Operating Officer of the Company since March 2001. Mr. Galanski was President of XL Insurance Company of New York from 2000 to March 2001, President of XL Specialty Insurance Company from 1997 to March 2001, and President of New Hampshire Insurance Company from 1995 to 1997. From 1980 to 1995, Mr. Galanski held various underwriting and management positions with the

Chubb Group of Insurance Companies. Mr. Galanski is a director of several of our wholly-owned subsidiaries, including as chairman of Navigators Insurance Company.

John F. Kirby has been retired from Chubb & Son since 2003 and prior thereto, from 1998 to 2003, he was a Managing Director with worldwide responsibility for ceded reinsurance. From 1995 to 1998, he served as Senior Vice President and Manager — Global Marine & Aviation Practice at Wilcox, Inc. Prior thereto, he held various senior positions at The Continental Corporation from 1987 to 1995. He began his career with the Chubb Group in 1964.

Marjorie D. Raines retired from the Chubb Group of Insurance Companies in December 2008. She joined Chubb in 1975 as an equity/portfolio manager, later becoming Executive Vice President - Chief Investment Officer for Chubb’s international operations, the position she held upon her retirement. Ms. Raines is certified as a Chartered Financial Analyst.

Marc M. Tract has been a partner of the law firm of Katten Muchin Rosenman LLP and a predecessor firm since 1994, which firms have been counsel to the Company for the same period. Mr. Tract specializes in the areas of corporate and regulatory matters for the insurance industry.

Robert F. Wright has been President and Chief Executive Officer of Robert F. Wright Associates, Inc. since 1988. Mr. Wright was a partner of the public accounting firm of Arthur Andersen & Co. from 1960 to 1988. He was a director of U.S.I. Holdings Corporation until May 2007 and is currently a director of Delphi Financial Group, Inc. and Universal American Financial Corporation. Mr. Wright, who has served on the Board of Directors since 1993, is retiring from the Board effective upon the conclusion of the Annual Meeting and will not stand for re-election.

Non-Director Executive Officers

The current non-director executive officers of the Company are as follows:

Name	Age	Position

Francis W. McDonnell	53	Senior Vice President and Chief Financial Officer
Richard P. Bardwell	52	Active Underwriter, Navigators Underwriting Agency Ltd.
H. Clay Bassett, Jr.	44	Senior Vice President, Chief Underwriting Officer and Chief Risk Officer
Bruce J. Byrnes	42	Senior Vice President, General Counsel and Chief Compliance Officer
Michael L. Civisca	47	Executive Vice President and Chief Operating Officer, Navigators Management Company, Inc.
Stephen R. Coward	56	President, Navigators Technical Risk
Christopher C. Duca	44	President and Chief Executive Officer, Navigators Management Company, Inc.
R. Scott Eisdorfer	46	Senior Vice President and Chief Administrative Officer
Paul V. Hennessy	62	President, Navigators Holdings (UK) Ltd.
Jane E. Keller	57	Senior Vice President and Chief Claims Officer
LoriAnn Lowery-Biggers	43	Senior Vice President, Navigators Management Company, Inc.

Francis W. McDonnell has been our Senior Vice President and Chief Financial Officer since August 2008. Prior to joining the Company, Mr. McDonnell served as Chief Financial Officer of ACE USA from 2003 to 2008. From 1995 to 2002 he served as the Chief Financial Officer of PMA Capital Corporation and Chief Financial Officer of PMA Reinsurance from 1993 to 1995. Prior thereto, he held various financial management positions at Reliance Insurance Company. Mr. McDonnell is a director of Navigators Insurance Company.

Richard P. Bardwell is the Active Underwriter for the Company’s Lloyd’s of London syndicate, managed by Navigators Underwriting Agency Ltd., a wholly-owned subsidiary of the Company (“NUAL”). Mr. Bardwell has been with the Company and its predecessor companies since 1980. Mr. Bardwell has been a Marine and Energy Liability Underwriter and Offshore Energy Underwriter for the Company. Mr. Bardwell is a director of NUAL.

H. Clay Bassett, Jr. has been our Senior Vice President and Chief Underwriting Officer since April 2008 and our Chief Risk Officer since December 2009. Prior to joining the Company, Mr. Bassett served as the Chief Underwriting Officer of Folksamerica Re from 2005 to 2008. Mr. Bassett served in various management positions with Argonaut Group, Inc. from 2002 to 2005, Swiss Re from 1997 to 2002 and American Insurance Group, Inc. from 1990 to 1997. Mr. Bassett began his career at National Reinsurance Corp. in 1987. Mr. Bassett is a director of Navigators Insurance Company and NUAL.

Bruce J. Byrnes has been our Senior Vice President, General Counsel and Chief Compliance Officer since June 2009. Prior to joining the Company, Mr. Byrnes held the position of General Counsel at PXRE Reinsurance Company from 2001 until it merged with Argonaut Group, Inc. in August 2007, at which point he joined Hudson Insurance Capital Partners, an insurance industry focused private equity fund, as Principal, Chief Operating Officer & General Counsel. Prior to joining PXRE, Mr. Byrnes had practiced law in several New York law firms, including Morgan, Lewis & Bockius and Baker & McKenzie, specializing in corporate and insurance matters.

Michael L. Civisca joined the Company in 1987 and since September 2009 has been the Executive Vice President and Chief Operating Officer of Navigators Management Company, Inc., a wholly-owned subsidiary of the Company (“Navigators Management Company”). Prior thereto, Mr. Civisca was responsible for the marine, energy, inland marine and commercial multi-peril business of Navigators Management Company. Mr. Civisca is a director of Navigators Insurance Company.

Stephen R. Coward joined the Company in 2002 and oversees the Company’s global technical risk underwriting divisions (NavTech). Mr. Coward has held various management positions in NUAL and prior to joining the Company, Mr. Coward held senior underwriting management positions at SCOR UK and Copenhagen Reinsurance Co. Ltd. Mr. Coward is a director of Navigators Insurance Company and NUAL.

Christopher C. Duca joined the Company in 2001 and since September 2009 has been the President and CEO of Navigators Management Company. In addition, Mr. Duca oversees the Company’s global management and professional liability business and specialty casualty business. Prior thereto, Mr. Duca was President of Navigators Management Company’s professional liability division (NavPro), where he oversaw the management liability, professional liability and casualty business. Mr. Duca is a director of Navigators Insurance Company and NUAL.

R. Scott Eisdorfer has been our Senior Vice President and Chief Administrative Officer since October 2008, prior to which, from 2001, he was our Senior Vice President and Chief Information Officer and held the same titles with our insurance subsidiaries since 1999. From 1996 to 1999, Mr. Eisdorfer was a Vice President and Applications Manager of General Reinsurance Corporation, and prior thereto from 1985 held various information technology positions at National Reinsurance Corporation. Mr. Eisdorfer is a director of Navigators Insurance Company.

Paul V. Hennessy joined the Company in 2008 and as the President of Navigators Holdings (UK) Ltd., a wholly-owned subsidiary of the Company, is the head of the Company’s operations in Europe. Mr. Hennessy is also the Managing Director of NUAL. Prior to joining the Company, Mr. Hennessy was employed by Arch Insurance Group from 2007 to 2008 as Vice President of Underwriting. Prior to that he spend almost 10 years with CNA, including four years as Chief Underwriting Officer of CNA Europe and, prior thereto, 22 years with the Chubb Group of Insurance Companies in a variety of assignments, including European Commercial Customer Group Manager. Mr. Hennessy holds the designation of Associate of the Chartered Insurance Institute. Mr. Hennessy is a director of Navigators Insurance Company and NUAL.

Jane E. Keller has been our Senior Vice President and Chief Claims Officer since June 2004. Prior to joining the Company, Ms. Keller served as the Senior Vice President and Chief Claims Officer of Liberty International Underwriters from 2002 to 2004 and the Vice President of Claims from 2000 to 2002. From 1994 to 2000, she was the Senior Vice President of Claims at a division of Great American Insurance Company. Prior thereto, Ms. Keller was with the Home Insurance Company and in private legal practice. Ms. Keller is a director of Navigators Insurance Company.

LoriAnn Lowery-Biggers joined the Company in September 2009 as a Senior Vice President of Navigators Management Company, and oversees Field Operations for the Company. Ms. Lowery-Biggers has 22 years of experience in the insurance industry that most recently included serving as President of Lloyd’s Inc., North

America. Prior thereto, she held executive positions at Wells Fargo Insurance Services USA, Inc. and worked as a Managing Director at Marsh & McClellan Companies, Inc.

Ownership of Voting Securities By Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership, reported to the Company as of April 1, 2010, of shares of Common Stock (i) by each person who holds of record or is known by us to own beneficially more than 5% of the outstanding Common Stock, (ii) by each of our current directors, (iii) by each of the named executive officers in the Summary Compensation Table under “Compensation Discussion and Analysis” below, and (iv) by all current directors and executive officers as a group. Except as otherwise indicated, to our knowledge all shares are beneficially owned by the persons named as owners.

	Amount and
	Nature of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership	Outstanding Shares

Terence N. Deeks(1)	2,461,812	14.3
6 International Drive Rye Brook, NY 10573
BlackRock, Inc.(2)	1,259,653	7.3
40 East 52nd Street New York, NY 10022
Dimensional Fund Advisors LP(3)	1,121,286	6.5
Palisades West, Bldg. 1 6300 Bee Cave Road Austin, TX 78746
Marc M. Tract(4)	823,768	4.8
H. J. Mervyn Blakeney	2,713	*
Peter A. Cheney	6,100	*
Stephen R. Coward(5)	8,177	*
W. Thomas Forrester	1,699	*
Stanley A. Galanski(6)	117,529	*
Paul V. Hennessy(7)	671	*
Jane E. Keller(8)	15,482	*
John F. Kirby	3,856	*
Francis W. McDonnell(9)	11,481	*
Marjorie D. Raines	1,000	*
Robert F. Wright(10)	15,922	*
All current directors and executive officers as a group (20 persons)(1)(4)(5)(6)(7)(8)(9)(10)(11)	3,607,715	20.9

*	Less than 1%.

(1)	Includes 198,053 shares, 899,709 shares and 1,283,208 shares which may be deemed to be beneficially owned by Mr. Deeks as Settlor of the Terence N. Deeks 2008 Qualified Three Year Annuity Trust, the Terence N. Deeks 2009 Qualified Three Year Annuity Trust, and the Terence N. Deeks 2010 Qualified Three Year Annuity Trust, respectively, 75,842 shares owned jointly with his wife, and 5,000 shares owned by the Deeks Family Foundation. Excludes 813,946 shares which are held under certain instruments of trust for the benefit of Mr. Deeks’ children and grandchildren, of which Mr. Deeks disclaims beneficial ownership.

(2)	Based on Form 13G filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2010 by BlackRock, Inc.

(3)	Based on Form 13G filed with the SEC on February 8, 2010 by Dimensional Fund Advisors LP.

(4)	Includes 813,946 shares held as trustee under certain instruments of trust for the benefit of Mr. Deeks’ children and grandchildren, of which Mr. Tract disclaims beneficial ownership, and 9,822 shares held directly.

(5)	Excludes 18,070 unvested shares from Mr. Coward’s stock grants.

(6)	Includes vested options to purchase 30,000 shares at an exercise price of $29.11. Excludes 66,667 unvested shares from Mr. Galanski’s stock grants.

(7)	Excludes 3,415 unvested shares from Mr. Hennessy’s stock grants.

(8)	Excludes 16,948 unvested shares from Ms. Keller’s stock grants.

(9)	Excludes 24,661 unvested shares from Mr. McDonnell’s stock grants.

(10)	Includes 4,000 shares owned by Robert F. Wright Associates, Inc., which is wholly owned by Mr. Wright.

(11)	Includes Mr. Bardwell’s 3,828 shares and excludes his 17,447 unvested stock grant shares; includes Mr. Bassett’s 2,787 shares and excludes his 9,259 unvested stock grant shares; excludes Mr. Byrnes’ 2,500 unvested stock grant shares; includes Mr. Civisca’s 60,142 shares, which include vested options to purchase 20,000 shares at exercise prices ranging between $25.10 and $33.19 and excludes his 18,131 unvested stock grant shares; includes Mr. Duca’s 37,571 shares, which include 500 shares owned by Mr. Duca’s spouse and vested options to purchase 25,000 shares at exercise prices ranging between $19.10 and $33.19 per share and excludes his 17,903 unvested stock grant shares; includes Mr. Eisdorfer’s 33,177 shares, which include vested options to purchase 15,000 shares at exercise prices ranging between $16.75 and $29.11, and excludes 17,866 unvested stock grant shares; and excludes Ms. Lowery-Bigger’s 5,000 unvested stock share grants.

(12)	No current directors or executive officers have pledged shares of the Company’s stock.

Related Party Transactions

Our Corporate Code of Ethics and Conduct applies to all of our employees and directors and requires such individuals to discuss any possible conflicts of interest with our Chief Compliance Officer. Conflicts of interest are defined to include situations where officers and directors or their family members have interests in customers of or suppliers to the Company. In the case of transactions involving directors or officers, the Chief Compliance Officer reports the proposed transactions to the non-interested members of the Board of Directors for approval. Approval is based on whether the transaction is fair and equitable and on terms no less favorable than the Company could obtain in arm’s length transactions with unaffiliated third parties. In our experience, this process has been adequate for the review and approval of the few related party transactions that have arisen from time to time.

The Board of Directors has adopted a policy requiring a director to offer his or her resignation from the Board upon a change in employment. The Board of Directors has discretion to determine, based upon its evaluation of whether such change in employment would create a possible conflict of interest or affect a director’s independence, as well as any other factors that it may deem applicable, whether or not to accept such resignation.

In addition, the Board of Directors annually reviews related party transactions in connection with director independence and determines whether the director has any relationship with the Company that, in the Board’s opinion, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. During 2009, the following relationships with two of our directors were reviewed and were found not to present a conflict of interest or affect such director’s independence:

Marc M. Tract is a partner of Katten Muchin Rosenman LLP, which law firm serves as counsel to the Company and received fees of approximately $251,394 in 2009. Mr. Tract, who does not have any direct or indirect material interest in the legal fees paid to Katten Muchin Rosenman LLP, is a member of the Finance Committee of the Board of Directors.

H.J. Mervyn Blakeney currently serves as a non-executive director of the board of NUAL, and until February 2010 served as the non-executive chairman of the NUAL board and was paid £36,670 in 2009 for such NUAL board service, or $59,405 based on a conversion rate, as of December 31, 2009, of £1 = $1.62. Mr. Blakeney is a member of the Compensation and Finance Committees of the Board of Directors.

Board of Directors and Committees

Board Leadership Structure

As of April 1, 2010, the Board of Directors of the Company had nine members, including seven independent members. The roles of Chairman and President and Chief Executive Officer are undertaken by separate individuals. Mr. Deeks, the Company’s founder and former President and Chief Executive Officer until 2002, is the Chairman of the Board of Directors, and Mr. Galanski is the Company’s current President and Chief Executive Officer. In light of the active involvement by all independent directors, the Board has not named a lead independent director. In order to promote open discussion among the non-management directors, the Board schedules regular executive sessions, at least four times each year, in which those directors meet without management participation. The chair of each executive session rotates amongst the chairpersons of the Company’s standing committees in the following order: (1) Audit, (2) Finance, (3) Compensation, (4) Corporate Governance & Nominating, and (5) Risk and Underwriting Advisory. Under the Company’s Corporate Governance Guidelines, the directors have complete access to Company management as needed and each director is free to suggest topics of discussion for Board or committee meetings.

Board Risk Oversight

The Board of Directors is responsible for overseeing the Company’s risk policies including, but not limited to, oversight of its risk tolerance and appetite. The Board of Directors has assigned the Board’s Risk and Underwriting Advisory Committee with primary oversight of the Company’s enterprise risk management program. The Audit Committee also periodically reviews the Company’s risk management policies.

Risk management is a collaborative effort of management, the Company’s Board of Directors and key functions within the Company that are focused on risk. The Company has established an Enterprise Risk Management (ERM) Steering Committee consisting of our Chief Risk Officer (Chair), Chief Financial Officer, Chief Administrative Officer, General Counsel & Chief Compliance Officer, the President of our U.S. underwriting agency and the Managing Director of our U.K. Operations. The ERM Steering Committee plays a key role in risk oversight by coordinating, facilitating, and overseeing the effectiveness and integrity of the Company’s risk management activities. The ERM Steering Committee is also charged with establishing the methodology and tools used to identify and evaluate risks and, where risks are outside the Company’s risk appetite, ensuring that there is an appropriate response. The ERM Steering Committee has four sub-committees which are charged with the review and oversight of Finance & Credit Risk, Operational Risk, Underwriting & Claims Risk and Compliance & Governance Risk. The Chief Risk Officer reports directly to the Risk and Underwriting Advisory Committee and Audit Committee on a quarterly basis.

The Company’s Internal Audit department provides another level of risk oversight by independently assessing the effectiveness of the Company’s risk management processes, practices and controls and by providing timely feedback on the effectiveness of the Company’s risk oversight process. The Director of Internal Audit reports directly to the Audit Committee.

The Company believes that the foregoing corporate risk oversight framework is structured in a way that enables the Company to take an active approach to risk management. Through the efforts of management, the Company’s internal risk oversight functions and the Board of Directors, the Company believes it is able to limit unnecessary risks while accepting certain other risks which may be beneficial to the Company and its stockholders.

Board Skills and Director Nominations

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively, the Company’s Corporate Governance and Nominating Committee and the Board of Directors focus primarily on the information included in each of the directors’ individual biographies set forth above. The Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In reviewing director candidates, however, consideration is given to the diversity of professional background, skills sets and other personal qualities of existing directors and the potential candidates to evaluate whether the director candidate would add diverse experience, skills or other qualities that would further strengthen the Board of Directors. Particular skills considered include those in the areas of insurance, reinsurance, finance, accounting, investment and general executive management.

The particular experience, qualifications, attributes or skills that led the Board of Directors to conclude that each person could serve as a director of the Company are summarized below.

•	Mr. Blakeney’s knowledge of the U.K. insurance market as well as his experience in senior management of a large company is a valuable resource for the Board as the Company’s U.K. operations continue to grow.

•	Mr. Cheney provides significant experience, expertise and background with regard to accounting and financial matters in the reinsurance and insurance industries.

•	As the Company’s founder and former President and Chief Executive Officer, Mr. Deeks provides extensive knowledge of the Company’s industry as well as an historical perspective of the Company. Mr. Deeks has experience both in the U.K. and the U.S. insurance markets, providing broad insight on the Company’s varied operations.

•	Mr. Forrester brings 25 years of experience in the insurance sector and broad financial knowledge, having held various positions, including as chief financial officer, at a large insurance company. In addition, Mr. Forrester has experience as a board member of other public companies.

•	Mr. Galanski provides the Board of Directors with broad perspective on the Company’s strategies, challenges and opportunities through his role as the President and Chief Executive Officer of the Company and his day to day oversight of the Company’s operations.

•	Mr. Kirby provides a depth of experience in respect of the Company’s activities as a result of his nearly 40 years of experience in the property and casualty insurance industry, including senior positions in the areas of underwriting, reinsurance and management.

•	Ms. Raines provides valuable insight concerning the Company’s investment strategy due to her considerable experience in managing the investment portfolio of a large property and casualty insurance company.

•	Mr. Tract has worked for 25 years as a corporate attorney concentrating on representation of the insurance industry and as a result he brings deep knowledge of the insurance regulatory and governance landscape to the Board of Directors.

•	Mr. Wright provides valuable insight concerning the Company’s activities based on his long-time service as an independent director of the Company as well as of other companies in the industry, and as a result of his prior extensive experience as a partner in a large public accounting firm.

In accordance with its charter, the Corporate Governance and Nominating Committee shall, from time to time, establish criteria or qualifications for Board membership based on the nature, size and complexity of the Company and the stage of its development. These criteria may include, among other things, an individual’s experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational or not-for-profit organization, or such other professional experience as the Committee shall determine. The Corporate Governance and Nominating Committee has not adopted specific minimum qualifications that nominees must meet to be recommended by the Committee.

The Corporate Governance and Nominating Committee reviews its policy with respect to the identification and evaluation of candidates for director from time to time and may modify the policy in light of changes to applicable legal or listing standards, as well as changes in the Company’s development and needs.

The Corporate Governance and Nominating Committee’s policy is to consider recommendations for potential Board of Directors nominees received from Stockholders and to evaluate such nominees in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. The name of any recommended candidate for director, together with a brief biographical resume, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating person’s ownership of any of the

Company’s stock, should be sent to the Secretary of the Company for referral to the Chairman of the Corporate Governance and Nominating Committee.

Board Meetings and Committees

The Board of Directors held seven meetings in 2009 and met in executive session without management present at four of those meetings. During 2009 all incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and meetings of the committees of the Board of which the directors are members. Directors are encouraged to attend the Company’s Annual Meeting. All of the directors serving on the Board of Directors at the time of the 2009 Annual Meeting, except for Leandro S. Galban, Jr., attended that meeting. The Board of Directors has determined that all of the directors of the Company who are listed in the table below, other than Messrs. Deeks and Galanski, are “independent directors” as such term is defined in Rule 4200(a)(15) of the NASDAQ listing standards. The members of the Audit Committee are also independent under the applicable SEC standards. The independent members of the Board of Directors meet at least four times per year in executive session without management present.

The following table shows each of the five standing committees established by the Board of Directors and the members and chairperson of each Committee:

MEMBERSHIP(1) AND MEETINGS OF BOARD COMMITTEES

Committee Name
			Corporate		Risk &
			Governance		Underwriting
Director Name	Audit	Compensation	and Nominating	Finance	Advisory
H.J. Mervyn Blakeney		X		X

Peter A. Cheney	X			Chair

Terence N. Deeks					X

W. Thomas Forrester	Chair	X		X

Stanley A. Galanski					X

John F. Kirby		Chair	X		Chair

Marjorie D. Raines

Marc M. Tract				X

Robert F. Wright	X		Chair	X

Total 2009 Meetings	6	5	5	5	4

(1)	One of the Company’s directors, Leandro S. Galban, Jr. passed away in July 2009, prior to which, Mr. Galban served as Chairman of the Compensation Committee and was a member of the Corporate Governance and Nominating Committee and Finance Committee.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

The Audit Committee is responsible for providing independent, objective oversight of the quality and integrity of the Company’s financial reports and monitoring the reporting process and internal controls of the Company. The Audit Committee’s role includes discussing with management the Company’s processes for managing business and financial risk and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation and oversight of the independent auditors engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Messrs. Cheney, Forrester and Wright have been designated as the financial experts serving on the Audit Committee. The Audit Committee operates under a charter which is reviewed annually and updated as necessary. The charter is available on our website at www.navg.com under the Corporate Governance link.

The Compensation Committee is responsible for: (i) setting the compensation of the Chief Executive Officer and Chairman of the Board, and reviewing and approving the compensation of other executive officers of the Company; (ii) reviewing executive bonus plan allocations; (iii) overseeing and advising the Board of Directors on the adoption of policies that govern the Company’s compensation programs; (iv) overseeing the Company’s administration of its equity-based compensation and other benefit plans; (v) approving grants of stock options and stock awards to officers and employees of the Company under its stock incentive plan; and (vi) periodic review and approval of the compensation paid to non-employee directors for annual retainers (including retainers paid to committee chairpersons) and meeting fees, and making recommendations to the Board of Directors for any adjustments. The Compensation Committee reviews and approves corporate goals and objectives relevant to the President and Chief Executive Officer’s compensation and the recommendations of the President and Chief Executive Officer with respect to the compensation of other executive officers. When requested by the Compensation Committee, management advises the Compensation Committee on the design and implementation of compensation plans and programs. The Compensation Committee may engage compensation consultants or other advisors at its discretion and may form and delegate to subcommittees when appropriate. It did not take any of these actions in 2009. The Compensation Committee regularly reports and consults with the independent members of the Board of Directors on executive compensation matters. The Compensation Committee’s role includes reviewing and approving the Compensation Discussion and Analysis and producing the Compensation Committee Report required by SEC rules and regulations. The specific responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter which is available on our website at www.navg.com under the Corporate Governance link. The Compensation Committee Charter is reviewed annually and updated as necessary. All members of the Compensation Committee are independent as defined in the NASDAQ listing standards.

The Corporate Governance and Nominating Committee is responsible for overseeing the Board of Directors and its committees so that all are appropriately constituted to meet their legal obligations to our Stockholders and the Company. The specific responsibilities and functions of the Corporate Governance and Nominating Committee are set forth in the Corporate Governance and Nominating Committee Charter which is available on our website at www.navg.com under the Corporate Governance link. The Corporate Governance and Nominating Committee Charter is reviewed annually and updated as necessary.

The Finance Committee monitors the performance of the Company’s investment portfolio and evaluates individual investment portfolio managers on a regular basis. It is responsible for the oversight of our investment strategy, guidelines, transactions and performance and for assessing the capital and financial resources of the Company. The specific responsibilities and functions of the Finance Committee are set forth in the Finance Committee Charter which is available on our website at www.navg.com under the Corporate Governance link. The Finance Committee Charter is reviewed annually and updated as necessary.

The Risk and Underwriting Advisory Committee is responsible for (i) the oversight of our insurance underwriting strategy, guidelines and practices and (ii) the review and oversight of the Company’s enterprise risk management program. The specific responsibilities and functions of the Risk and Underwriting Advisory Committee are set forth in the Risk and Underwriting Advisory Committee Charter which is available on our website at www.navg.com under the Corporate Governance link. The Risk and Underwriting Advisory Committee Charter is reviewed annually and updated as necessary.

Compensation Discussion and Analysis

This section provides information regarding the compensation of the Company’s Named Executive Officers in 2009.

The objectives of the Company’s compensation program are to (1) provide fair, adequate and competitive compensation to all employees, (2) attract qualified new individuals to enter into employment with the Company, (3) facilitate the retention of qualified employees and continuity of management, (4) provide incentives and rewards for such employees to enhance the profitability and growth of the Company, and (5) align the interests of employees and Stockholders. The Company uses the various elements of its compensation program together to achieve these objectives.

The Company’s approach to employee compensation is grounded in a pay-for-performance philosophy that seeks to emphasize underwriting profitability over growth in premium revenues, while maintaining conservative investment and accounting practices. The Company’s compensation program is designed to reward employees based upon the annual performance of the Company and their individual roles in achieving that level of corporate performance. The Company’s Board of Directors and its senior management believe that compensation decisions for each Named Executive Officer listed in the Summary Compensation Table below should reflect the continued growth and financial performance of the Company, the underwriting performance of the business division, if any, for which such Named Executive Officer has responsibility, and the individual contribution of the Named Executive Officer to the overall financial success of the Company.

The Company does not generally target any specific allocation among the various elements of total compensation for Named Executive Officers or other employees. Rather, compensation decisions for Named Executive Officers other than the President and Chief Executive Officer are based upon a reasoned, subjective evaluation by the President and Chief Executive Officer of the individual performance and future potential of such Named Executive Officers, subject to the review and approval of the Compensation Committee. Compensation decisions for the President and Chief Executive Officer are made by the Compensation Committee based upon the factors described under “Compensation Discussion and Analysis — Executive Performance Incentive Plan” below. Other than the President and Chief Executive Officer, no Named Executive Officer or other officer plays a role in determining compensation for the Named Executive Officers.

Among the factors considered by the Company in determining appropriate base salary, bonus and total compensation levels for the Named Executive Officers for 2009 was compensation information for corresponding executive officers in peer companies. The companies selected by the Company and the Compensation Committee as peer companies are considered comparable to the Company either because of revenue size or market capitalization, or because they are in lines of business similar to the Company’s lines of business, or because the Company competes with them for talent or business. In 2009, these peer companies were Argo Group International Holdings, Ltd., W. R. Berkley Corp., Markel Corp. and RLI Corp.

The Company’s management compensation program currently consists of the following elements: base salary; an executive performance incentive plan (the “Executive Performance Incentive Plan” or “EPIP”), which provides for an annual cash bonus for designated individuals that is intended to qualify for tax deductibility under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); an annual incentive compensation plan (the “Annual Incentive Program” or “AIP”), which provides for annual bonuses to all employees other than participants in the EPIP, consisting of cash and, for employees at more senior levels, stock awards that vest in equal annual installments over four years; the Admirals’ Program (the “Admirals’ Program”), which provides for stock awards to certain key underwriters and other employees that vest in three equal installments on the third, fourth and fifth anniversaries of the grant date; and retirement income plans including a money purchase plan (the “Money Purchase Plan” or “MPP”), a 401(k) plan with matching Company contribution (the “401(k) Plan”), and a U.K. pension scheme (the “U.K. Plan”), which together provide for contributions by the Company on behalf of each eligible employee based upon the employee’s base salary and, with respect to the 401(k) Plan, the employee’s own contribution to the 401(k) Plan. Changes, if any, to base salary, and awards under the Executive Performance Incentive Plan, the Annual Incentive Program and the Admirals’ Program are generally made once each year, in February or early March. Set forth below is a description of these various elements of the Company’s compensation program for the year ended December 31, 2009, why the Company pays each element of compensation, how the Company arrived at the amount of each element, and how each element fits into the Company’s overall compensation objectives.

In 2009, the compensation of our President and Chief Executive Officer, Mr. Galanski, included base salary, a bonus award under our EPIP and a stock award made in accordance with the terms of our Admirals’ Program. Each element of Mr. Galanski’s compensation is discussed separately below. In respect of Mr. Galanski’s 2009 compensation package, a number of factors were considered, including (i) the business and leadership skills and experience of Mr. Galanski, (ii) the Company’s performance and return to shareholders since Mr. Galanski joined the Company in 2001, (iii) Mr. Galanski’s significant contributions to the growth of the Company during his tenure, and (iv) the importance of Mr. Galanski to the continued growth, success, and future of the Company, and the need to provide him with a significant incentive as well as to motivate him and retain his services as President and Chief Executive Officer. In addition to these factors, Mr. Galanski’s compensation package, including his participation in the EPIP, was designed to be consistent with the objectives of the Company’s compensation program described above and its pay-for-performance philosophy. Since Mr. Galanski joined the Company in 2001, the Company’s annual diluted earnings per share have increased from $0.84 to $3.65, its book value per share has increased from $17.05 to $47.58, and its share price has increased from $13.31 to $47.11. (All figures are as of December 31, 2000 and December 31, 2009, respectively.)

Base Salaries.  The Company pays base salaries to each Named Executive Officer to compensate the officer for their ongoing performance throughout the year, to promote retention and in accordance with accepted industry market practice. Base salaries are determined after evaluating a number of factors, including local market conditions, individual job performance, amounts paid to executives with comparable experience at peer insurance companies, qualifications and responsibilities of executives at other insurance companies and underwriting management companies, and the overall financial results of the Company. For Named Executive Officers, base salary increases are not generally awarded annually, but are awarded only when the Compensation Committee deems such increases appropriate after evaluating the various factors described above. In 2009, Mr. Galanski’s base salary was increased from $600,000 to $725,000 and Mr. Hennessy’s base salary was increased from £175,000, or $283,500 based on a conversion rate, as of December 31, 2009, of £1 = $1.62, to £195,000, or $315,900 based on such conversion rate. Base salaries were not increased for any other Named Executive Officers in 2009. The Company recognizes the need to pay competitive base salaries to support its recruitment and retention compensation objectives and its ability to provide fair, adequate and competitive compensation to the Named Executive Officers.

Executive Performance Incentive Plan.  The Company’s Executive Performance Incentive Plan currently provides for annual incentive payments to the Chairman and to the President and Chief Executive Officer of the Company based upon the Company’s results as described below. It is intended to promote the Company’s pay-for-performance compensation philosophy by providing a direct linkage between Company performance and employee compensation. The EPIP is administered by the Compensation Committee, which selects the key executives of the Company who are eligible to receive cash awards under this plan along with the target and maximum award levels and the performance targets each year. For 2009, the EPIP provided for bonus awards for Mr. Galanski of up to 150% of his base salary. No other Named Executive Officer participated in the EPIP in 2009.

The Executive Performance Incentive Plan bonus award criteria are based upon the degree to which the Company meets its budget plan each year, with particular emphasis on achieving the revenue, net income, earnings per share after taxes and return on equity annual budget plan targets. The Compensation Committee reviews these various bonus award criteria components each year to determine what criteria to use in setting the annual bonus awards under the EPIP for such year. For 2009, the EPIP bonus award payable to each participating executive was determined by the degree to which the Company achieved corporate performance targets (the “Basic Bonus Target”) based on its budget plan with respect to earnings per share after taxes and return on equity. Under the EPIP, return on equity for purposes of the Basic Bonus Target is calculated based on operating results before catastrophic or other unusual losses, and bonus payments derived from operating results based on pre-catastrophic or pre-other unusual losses may be adjusted downwards at the discretion of the Compensation Committee. For 2009 EPIP awards, return on equity was calculated based on operating results before (i) net realized investment losses and (ii) bonus accruals provided for under this plan. For 2009, the Basic Bonus Target consisted of earnings per share of $5.34 and a return on equity of 14.4%. Achievement of 100% of the Basic Bonus Target would entitle each executive participating in the EPIP to receive the full EPIP bonus award of 100% of his base salary. Achievement of 50% of the Basic Bonus Target (earnings per share of $2.67 and a return on equity of 7.2%) would entitle each participating executive to receive 30% of his base salary as his EPIP bonus award. Achievement of 115% or more of the Basic Bonus Target (earnings per share of $6.14 and a return on equity of 16.6%) would entitle each participating executive to receive the maximum of 150% of his base salary for his EPIP bonus award, subject to applicable maximum limits for each participating executive. Achievement of between 50% and 115% of the Basic Bonus Target would entitle each participating executive to receive a pre-determined level of EPIP bonus award of between 30% and 150% of his base salary, subject to applicable maximum limits for each participating executive. For 2009, the Company achieved earnings per share of $3.76 and a return on equity of 9.2%, calculated as explained above; therefore, Mr. Galanski would have been eligible to receive an EPIP bonus payment of 64.6% of his base salary. Although the Company did achieve an underwriting profit in 2009, the Company recorded an underwriting loss during the fourth quarter of 2009, which caused results for 2009 to fall below the Company’s expectations and internal forecasts. As a result, Mr. Galanski recommended to the Compensation Committee that the cash bonus award under the EPIP be reduced to 50% of his base salary to reflect the dissatisfaction with this result. The Compensation Committee accepted Mr. Galanski’s recommendation. Accordingly, Mr. Galanski received a cash bonus award under the EPIP for 2009 in the amount of $362,500.

The Compensation Committee believes that performance targets for annual bonuses under the EPIP have been set at levels that can be achieved only with significant effort on the part of participants in the EPIP and that payment of the maximum award amounts under the EPIP would reflect results substantially in excess of expectations. The Compensation Committee has no discretion under the EPIP to increase individual awards above the amount determined by the applicable bonus award criteria. The Compensation Committee selects the applicable bonus award criteria, and the respective weights assigned to them, each year in the first quarter. The Executive Performance Incentive Plan supports the Company’s retention compensation objectives by enabling the Company to provide the participating executives with fair, adequate and competitive compensation and appropriate incentives to enhance the profitability and growth of the Company. Mr. Galanski will again participate in the Executive Performance Incentive Plan for 2010.

Annual Incentive Program.  The Company’s Annual Incentive Program, in which all employees of the Company other than the Chairman and the President and Chief Executive Officer participated in 2009, provides for the payment of annual bonuses consisting of cash and, for employees at relatively senior levels, stock awards that vest in equal installments over four years, with a greater proportion of an employee’s AIP award generally being paid in stock awards at the more senior levels. All grants of stock awards are made pursuant to the Company’s 2005 Amended Stock Incentive Plan.

Awards under the AIP are based on corporate performance, divisional underwriting performance and individual performance within the overall guidelines of the AIP. At more senior employee levels, awards are weighted somewhat more heavily toward corporate performance and, where applicable, divisional underwriting performance, whereas at lower levels awards are weighted somewhat more heavily toward individual performance. The Compensation Committee determines the relative weights of the corporate, divisional and individual performance components of AIP bonus awards, as well as the various elements of corporate performance and divisional performance, each year.

The AIP supports the Company’s recruitment objectives by enabling the Company to attract qualified new employees. The AIP, like the EPIP, also supports the Company’s retention objectives, as well as its ability to provide participating Named Executive Officers with competitive compensation and appropriate incentives to enhance the profitability and growth of the Company. For a Named Executive Officer who has responsibility for one of the Company’s various business divisions, the divisional component of the AIP enables the Company to directly tailor the amount of his incentive compensation to the performance of his division. The long term vesting of the stock award component of the AIP award is intended to align the long term interests of employees, including the Named Executive Officers, with those of the Stockholders.

The Committee believes that performance targets for annual bonuses under the AIP, as under the EPIP, have been set at levels that can be achieved only with significant effort on the part of the Named Executive Officers who participate in the AIP, and that payment of the maximum award amounts under the AIP would reflect results substantially in excess of expectations. The Compensation Committee has discretion to amend individual awards upward or downward, subject to the maximum award amounts permitted under the AIP, to assure that such awards reflect the contributions of participating executives.

The AIP divides employees into several groups, which are subject to various performance indicators and objectives based upon responsibilities, skills, experience and other relevant factors appropriate for each group. The performance of each employee is reviewed no less than once each year. Employees in each group are eligible to earn an incentive compensation award based upon a target percentage of their base salary, which ranges from 5% to 85%

among the different groups. Under the AIP, eligible employees may receive an annual award of up to 150% of the target percentage of their base salary. For achievement of 100% of the corporate, individual and, where applicable, divisional performance targets, AIP participants are entitled to receive 100% of their target percentages under the AIP. For achievement of less than 100% of such corporate, individual and, where applicable, divisional targets, AIP participants receive correspondingly less than 100% of their target percentages. For achievement of more than 100% of such corporate, individual and, where applicable, divisional targets, AIP participants are entitled to receive correspondingly more than 100% of their target percentages under the AIP, up to a maximum of 150% of their target percentages.

In 2009, the targets for the corporate performance component of the AIP bonus award were based on the extent to which the Company achieved its 2009 budget plan with respect to gross written premium, combined ratio, and return on equity, with these three elements being weighted at 15%, 50% and 35%, respectively, of corporate performance. The targets for the divisional performance component of the AIP bonus award were based on the extent to which the applicable business division achieved its 2009 divisional budget plan with respect to gross written premium and combined ratio, with these two elements being weighted at 25% and 75%, respectively, of the divisional performance component.

The following table sets forth the 2009 targets and the actual achievement relative to such targets for the corporate performance component of the AIP bonus awards:

			Relative Degree of
	2009 Target	2009 Actual	Achievement

Increase in Gross Written Premium	11.9%	-3.7%	0%
Combined Ratio	92%	97.2%	24.2%
Return on Equity	13.3%	9.2%	23.3%

Based on achievements in 2009 relative to the corporate and divisional performance targets and the aggregate individual performance results, management’s initial proposed aggregate bonus pool that would have been payable pursuant to the AIP with respect to 2009 was approximately $13.8 million. In reviewing the Company’s 2009 performance, including the Company’s failure to achieve its performance targets, the adverse development in loss reserves across certain lines of business in 2009 and the failure to achieve an underwriting profit during the fourth quarter of 2009, the Compensation Committee, consistent with its pay-for-performance philosophy, determined to exercise its discretion and reduced the aggregate bonus pool payable under the AIP with respect to 2009 to $10.5 million.

The Compensation Committee exercised further discretion and elected to pay all 2009 AIP awards in cash only. The payment of a portion of the AIP awards in equity is generally intended to align the long term interests of our employees with those of our stockholders. The Company’s common stock has been recently trading at prices below the Company’s book value per share and well below historical trading multiples. While the Compensation Committee endorses a pay for performance culture and supports the inclusion of equity grants in annual performance awards in order to link employee financial incentives with shareholder returns, the Compensation Committee felt that it was in the best interests of shareholders to reduce the portion of employee annual compensation payable in equity for 2009. The Compensation Committee expects to continue the practice of paying a portion of the AIP bonus in stock awards for 2010 and future years.

The relative weight of the corporate, divisional and individual performance components used to determine the AIP bonus awards for the Named Executive Officers varied. For Mr. Coward, who has management responsibility for a business division within the Company, 25% of his overall AIP bonus award is determined by the Company’s corporate performance, 50% by the underwriting performance of his business division, and 25% by his individual performance. For 2009, the target for gross written premium was an 11.3% decrease for the business division run by Mr. Coward relative to that division’s gross written premium for 2008 and the target for the combined ratio was 85.1%. For Mr. Hennessy, who has oversight of the Company’s United Kingdom and European operations, 25% of his overall AIP bonus award is determined by the Company’s corporate performance, 50% by the business performance of the operations of the Company that he oversees, and 25% by his individual performance. For Mr. McDonnell and Ms. Keller, neither of whom has management responsibility for a business division, 50% of their overall AIP bonus award is determined by the Company’s corporate performance and 50% by their individual performance. The remaining Named Executive Officer, Mr. Galanski, participated in the Executive Performance

Incentive Plan and so did not participate in the Annual Incentive Program. The individual performance component of the AIP bonus awards for Messrs. Coward, Hennessy and McDonnell and Ms. Keller was determined by Mr. Galanski, based upon his reasoned, subjective evaluation of the individual performance of each such Named Executive Officer. The AIP bonus award for each participating Named Executive Officer was reviewed and approved by the Compensation Committee. As a result of the Compensation Committee’s decision to reduce the aggregate bonus pool payable under the AIP with respect to 2009, the bonus awards paid under the AIP to Named Executive Officers were reduced by approximately 30% as compared to the amounts that would have been payable based on the formulaic results.

The AIP bonus awards paid to each of Messrs. Coward and Hennessy for 2009 was in the amount of £124,312, or $201,386, based on a conversion rate of $1.62 per £1 on December 31, 2009. The AIP bonus awards paid to Mr. McDonnell and Ms. Keller were $210,000 and $75,000, respectively. Each of the bonus awards paid to the Named Executive Officers was paid in cash.

Admirals’ Program.  In 2006, the Compensation Committee, working with senior management of the Company, established the Admirals’ Program, which provides for special stock award grants under the Company’s Amended 2005 Stock Incentive Plan for certain key underwriters and other employees of the Company (“Admiral Awards”). Only employees who are highly significant contributors to the Company, have been employed by the Company for at least three years, and participate at relatively high levels in the AIP generally receive Admiral Awards. Typically, recipients of Admiral Awards receive an award every other year.

The Admirals’ Program is primarily designed to retain qualified employees and facilitate continuity of management by providing significant long term incentive stock awards to key employees. It is intended to be a wealth-creation device for employees of proven ability who are believed to have a long term commitment to the success of the Company. The Admirals’ Program also supports the Company’s recruitment objectives by enabling the Company to attract qualified new employees, and it enhances the Company’s ability to provide Named Executive Officers and others with competitive compensation and appropriate incentives to enhance the profitability and growth of the Company. The size of each Admiral Award is determined by the Compensation Committee based upon the recommendation of senior management, and reflects the position of the award recipient within the organization, the importance of that individual to the continued growth and success of the Company, the need to retain his or her services and related factors. The Compensation Committee determines the amount of any Admirals’ Program awards to the President and Chief Executive Officer. The Compensation Committee also determines the amount of any Admirals’ Program awards to the other Named Executive Officers, and, as part of this decision, will consider the recommendations of the President and Chief Executive Officer. The Admirals’ Program fits into the Company’s overall compensation objectives by providing a unique long term retention mechanism targeted toward a small number of highly significant and valued contributors.

Admiral Awards vest in equal installments on the third, fourth and fifth anniversaries of the grant date. The number of shares of Common Stock that an employee may receive from his or her initial Admiral Award is fixed at the time of grant. For future Admiral Awards to that employee, the Compensation Committee will set a target number of shares for each vesting date and the actual number of shares that employee receives on a vesting date will vary based on the Company’s return on equity over a three-year period. This three-year period will be the three years prior to the year in which a vesting date occurs. For example, if an employee received his or her second Admiral Award on March 1, 2009, the Company’s return on equity for the 2009-2011 time period would determine how many shares that employee receives when the first installment of that Admiral Award vests. The chart below lists, for any vesting date of an Admiral Award (other than an initial award), the three-year return on equity of the Company amounts for a recipient to receive the threshold, target and maximum amount of shares under an Admiral Award.

% of Target
3-Year Return on Equity	Shares Received

15%	150%
13%	100%
7%	25%

For a return on equity value between 7% and 15% for any three-year period, the employee will receive a corresponding percentage of the target shares ranging between 25% and 150% of target.

The Compensation Committee has discretion to amend the terms and conditions of the Admirals’ Program from time to time. Admirals’ Program grants are generally awarded annually in late February or early March of each year.

In 2009, the Compensation Committee approved a subsequent award under the Admirals Program to Ms. Keller in the target amount of 8,000 shares, which will vary with the Company’s return on equity as described above. The amount of this grant and the decision to authorize it after Ms. Keller had received a prior award in 2007 reflect the Compensation Committee’s consideration of the importance of Ms. Keller to the Company, the importance of our claims function to the Company’s success, the need to provide her with incentive and to retain her services.

Although the Admirals’ Program was originally not created with the intention of including the Chief Executive Officer, the Compensation Committee determined in 2009 to make a stock award grant to Mr. Galanski in the target amount of 25,000 shares, which will vary with the Company’s return on equity in the same manner as awards under the Admirals’ Program. This grant was made based on an overall review of Mr. Galanski’s compensation. As noted above, a number of factors were considered, including (i) the business and leadership skills and experience of Mr. Galanski, (ii) the Company’s performance and return to shareholders since Mr. Galanski joined the Company in 2001, (iii) Mr. Galanski’s significant contributions to the growth of the Company during his tenure, and (iv) the importance of Mr. Galanski to the continued growth, success, and future of the Company, and the need to provide him with a significant incentive as well as to motivate him and retain his services as President and Chief Executive Officer. In addition to these factors, Mr. Galanski’s compensation package, including his participation in the Executive Performance Incentive Plan, was designed to be consistent with the objectives of the Company’s compensation program described above and its pay-for-performance philosophy.

No Admirals’ Program grants were made to any other Named Executive Officer in 2009.

NavPro Plan.  In lieu of participating in the Company’s Annual Incentive Program, certain senior employees of Navigators Pro, a division of Navigators Management Company, Inc., a wholly-owned subsidiary of the Company, were eligible to receive awards under a Navigators Pro division bonus plan that covered the 2005 and prior underwriting years (the “NavPro Plan”). The NavPro Plan was terminated on December 31, 2005, however, payment has continued past such date in respect of the prior underwriting years. Awards under the NavPro Plan are made in cash and increase or decrease depending upon the development of the underwriting results within the Navigators Pro division for the years covered by the NavPro Plan. The final distribution of underwriting profits for the years covered by the NavPro Plan was scheduled to be made in 2010. In 2009, the Company experienced adverse loss development in the loss reserves related to the NavPro business for the 2006 and later underwriting years. As a result, Mr. Galanski recommended, and the Compensation Committee agreed, to defer final calculation and distribution of underwriting profits for the years covered by the NavPro Plan until 2011. None of the Named Executive Officers are eligible for awards under the NavPro Plan.

Retirement Income Plans.  The Company’s retirement income plans include the Money Purchase Plan, the 401(k) Plan, and the U.K. Plan. The Company’s Money Purchase Plan is a defined contribution plan that, in 2009, provided for a mandatory annual contribution by the Company on behalf of each eligible employee of 7.5% of such employee’s base salary, subject to certain maximum contribution limits under applicable law, as well as for an additional 7.5% of such employee’s AIP award up to a maximum annual additional contribution of $2,500. All U.S. employees currently become eligible to participate in the Money Purchase Plan as of the January 1st immediately following their date of hire. The Company’s contributions to the MPP vest in annual installments of 20% on each of the second, third, fourth, fifth and sixth anniversaries of the date on which an employee joined the Company, and become fully vested after the employee has been employed by the Company for six years.

In addition to the Money Purchase Plan, all U.S. employees are eligible to participate in the Company’s 401(k) Plan. The 401(k) Plan provides for the Company to match each participating U.S. employee’s annual contributions to the Plan up to 4% of such employee’s base salary, subject to certain maximum contribution limits under applicable law. In addition, at the discretion of the Compensation Committee depending upon the yearly financial performance of the Company, the Company may contribute up to an additional 4% of each eligible employee’s base salary for such year. For 2009, the Compensation Committee elected not to make additional contributions under the 401(k) Plan. The Company’s entire 401(k) Plan matching contribution and discretionary contribution vest immediately.

The Company’s U.K. employees participate in the U.K. Plan rather than in the Money Purchase Plan and the 401(k) Plan. The U.K. Plan, like the Money Purchase Plan, is a defined contribution plan. The U.K. Plan provides for a mandatory monthly contribution by the Company on behalf of each eligible employee of 15% of such employee’s base salary, subject to certain maximum contribution limits under applicable law, as well as for an additional 15% of such employee’s AIP award up to a maximum annual additional contribution of $2,500. All Company contributions to the U.K. Plan vest immediately. U.K. employees are also entitled to make a voluntary annual contribution to the U.K. Plan, which is deducted from their net base salary. All U.K. employees become eligible to participate in the U.K. Plan as of the date they become employees of the Company.

The Money Purchase Plan, the 401(k) Plan and the U.K. Plan are together considered important long term retirement benefits that support the Company’s overall compensation objectives by helping to provide fair, adequate and competitive compensation to all employees, by helping to attract qualified new employees, and by facilitating the long term retention of key existing employees. The Money Purchase Plan and the U.K. Plan facilitate recruiting and retention by distinguishing the Company from many of its peer companies that do not provide this element of compensation. The Money Purchase Plan, the 401(k) Plan and the U.K. Plan also facilitate retirement planning by Named Executive Officers and other employees.

The Company does not offer a defined benefit pension plan or a nonqualified deferred compensation plan.

Employee Stock Purchase Plan.  The Company’s Employee Stock Purchase Plan provides employees, including the Named Executive Officers, with the opportunity to acquire, subject to certain annual limits, shares of Navigators common stock at a 10% discount from the market price at the beginning or end of each six-month Plan period, whichever is less. Employees purchase these shares through regular payroll deductions. The Company generally encourages its employees to own its stock, and have their equity at risk, to better align the long term interests of its employees and Stockholders. As of December 31, 2009, 198 out of the Company’s 503 employees own stock that was purchased by them through the Company’s Employee Stock Purchase Plan.

Benefits.  Executive officers also participate in those benefit arrangements which are available to our employees, including health and welfare benefit plans and the 401(k) Plan. For a discussion of the Company’s 401(k) Plan, please see “Compensation Discussion and Analysis — Retirement Income Plans” above.

Mr. Galanski receives an annual car allowance from the Company in the amount of $12,000, pursuant to the terms of his employment agreement. In addition, the Company pays for the cost of an annual physical examination for executive officers and members of the Board of Directors.

Employment Agreements.  The Company has entered into employment agreements with Messrs. Galanski, Coward and Hennessy, which agreements are still in effect. None of the other Named Executive Officers has an employment agreement with the Company. The Company believes that employment agreements can be an effective tool to retain the expertise of certain executives and to protect the interests of the Company. For a discussion of the employment agreements with Messrs. Galanski, Coward and Hennessy, please see “Employment Agreements” below.

Stock Ownership Guidelines.  The Company requires the Chief Executive Officer and Chief Financial Officer of the Company to maintain ownership of common stock of the Company equal to five and three times their respective base salaries. This is equivalent to an investment in the Company by Mr. Galanski of $3.6 million and Mr. McDonnell of $1.2 million, representing 76,947 and 25,472 common shares, respectively, based on the closing price of $47.11 per common share as of December 31, 2009. We believe that the levels of share ownership specified above provide a meaningful alignment of the interests of our Chief Executive Officer and Chief Financial Officer with the interests of our shareholders, which furthers our goal to provide attractive long-term returns for our shareholders. As of the date hereof, Messrs. Galanski and McDonnell have achieved their target ownership levels. Common stock owned outright, common stock that is subject to vested unexercised share options, unvested restricted shares and unvested share units are counted toward fulfilling this requirement.

Tax Deductibility of Compensation.  Under Section 162(m) of the Code, annual compensation in excess of $1.0 million paid to the chief executive officer or any of the other three most highly compensated officers, other than the chief financial officer, of any publicly held corporation will not be deductible in certain circumstances. Generally, “performance-based” compensation, as defined in Section 162(m), is not subject to the limitation if certain requirements are satisfied. The Compensation Committee has structured the Executive Performance

Incentive Plan so that such compensation is intended to qualify as performance-based compensation under Section 162(m). However, the Compensation Committee may award compensation that is not fully deductible if it determines that such an award is consistent with the Company’s compensation philosophy and in the best interests of the Company and its Stockholders.

Relationship between Compensation Policies and Risk Management.  The Company has assessed its compensation programs and does not believe that there are any risks arising from the compensation policies and practices for employees that are reasonably likely to have a material adverse effect on the Company. Given (1) the emphasis of underwriting profitability, rather than growth in premium revenues, in measuring both corporate and individual performance, (2) that a significant portion of compensation is generally paid in equity that vests over a long period of time, and (3) that the vesting of a significant portion of such equity is dependent upon the return on equity over an extended period of time, the Company does not feel that this incentive compensation structure encourages any unnecessary or excessive risk to be taken by management.

Conclusion.  Each element of the Company’s compensation program complements the other elements in that all elements together are designed to support the Company’s pay-for-performance philosophy. The various elements of each Named Executive Officer’s compensation package are designed collectively to assure that the package provides for fair and competitive compensation, facilitates the retention of the Named Executive Officer and therefore the continuity of the Company’s management, and provides incentives and rewards for the Named Executive Officer to enhance the profitability and growth of the Company. However, the amount of any individual element of a Named Executive Officer’s compensation does not generally affect the amount of the other elements of his or her compensation.

The Compensation Committee evaluates the Company’s management compensation program on an ongoing basis to assure that it is consistent with the objectives of the program and with the Company’s pay-for-performance compensation philosophy.

Compensation Committee Report

The Board’s Compensation Committee is charged, among other things, to perform periodic reviews of the Company’s compensation arrangements with executive officers and to make recommendations to the Board of Directors with respect to such arrangements. The Compensation Committee’s function is more fully described in its charter, which the Board has adopted and is available on our website at www.navg.com under the Corporate Governance link.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section of the Company’s 2010 Proxy Statement. Based on such review and discussion, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2010 Proxy Statement.

The Compensation Committee:

H. J. Mervyn Blakeney
W. Thomas Forrester
John F. Kirby (Chair)

The foregoing Report of the Compensation Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference in any previous or future document filed by us with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act except to the extent that we specifically request that such Report be treated as soliciting material or specifically incorporates such Report by reference in any such document.

Summary Compensation Table

The following table sets forth a summary of the compensation paid by the Company to the Chief Executive Officer, Chief Financial Officer and each of the three other most highly paid executive officers of the Company or its subsidiaries (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

							Change
							in
							Pension
							Value
							and
						Non-	Non
						Equity	Qualified
						Incentive	Deferred
Name						Plan	Compen-	All Other
and				Stock	Option	Compen-	sation	Compen-
Principal		Salary	Bonus(1)	Awards(2)	Awards	sation	Earnings	sation(3)	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Stanley A. Galanski	2009	646,875	362,500	1,239,250	—	—	—	39,050	2,287,675
President & Chief	2008	600,000	517,200	—	—	—	—	45,700	1,162,900
Executive Officer	2007	575,000	716,775	1,300,000	—	—	—	47,725	2,639,500
Francis W. McDonnell(4)	2009	425,000	210,000	150,042	—	—	—	29,700	814,742
SVP & Chief Financial Officer	2008	177,083	275,000	1,083,720	—	—	—	170,812	1,706,615
Jane E. Keller	2009	260,000	75,000	496,687	—	—	—	27,050	858,737
SVP and Chief	2008	260,000	120,000	80,004	—	—	—	33,700	493,704
Claims Officer	2007	260,000	120,000	567,131	—	—	—	33,750	980,881
Stephen R. Coward(5)	2009	307,800	201,386	82,130	—	—	—	46,170	637,486
President, Navigators	2008	271,317	124,830	568,461	—	—	—	40,698	1,005,306
Technical Risk	2007	331,650	182,700	89,967	—	—	—	51,923	656,240
Paul V. Hennessy(5)(6)	2009	315,900	201,386	28,800	—	—	—	47,385	593,471
President, Navigators	2008	63,875	43,800	219,920	—	—	—	9,581	337,176
Holdings (UK) Ltd.

(1)	The Bonus amounts reflect the cash bonus paid for 2009 to each Named Executive Officer. Information on the 2008 and 2007 Bonus amounts paid to Named Executive Officers can be found in the Company’s 2009 and 2008 Proxy Statements, respectively.

(2)	The amounts shown in the “Stock Awards” column equal the estimate of aggregate compensation cost to be recognized with respect to incentive stock awards including performance-based awards granted in such year determined as of the grant date under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Stock Compensation (“FASB ASC Topic 718”) and with respect to performance-based awards, excluding the effect of estimated forfeitures. The following portion of the value shown in the “Stock Awards” column represents the grant date value of performance-based awards based upon the probable outcome as of the grant date of such performance criteria: for 2009, $1,239,250 for Mr. Galanski (based on the closing stock price on the date of grant of $49.57) and $416,640 for Ms. Keller (based on the closing stock price on the date of grant of $52.08), for 2008, $446,640 for Mr. Coward (based on the closing stock price on the date of grant of $55.83) and for 2007, $1,300,000 for Mr. Galanski (based on the closing stock price on the date of grant of $52.00). Each of these performance-based awards vest in three equal installments on the third, fourth and fifth anniversaries of their respective grant dates in accordance with the terms of variable grant awards under the Admirals’ Program. Assuming the highest level of performance, the grant date fair value of the performance-based awards granted in 2009 would equal $1,858,875 in the case of Mr. Galanski and $624,960 for Ms. Keller. The remaining amounts reflected in the “Stock Awards” column represent the grant date fair value of incentive stock awards that are not subject to performance vesting conditions. These include awards given to Named Executive Officers in such year as part of their annual bonus paid in respect of the prior fiscal year, which vest in four equal installments on the first, second, third and fourth anniversaries of their respective grant dates as well as stock grants made during 2007 to Ms. Keller that vest in three equal installments on the third, fourth and fifth anniversaries of their respective grant dates in accordance with the terms of an initial award under the Admirals’ Program, and stock grants made to Messrs. McDonnell and Hennessy in 2008 as consideration for their joining the Company. No option or SARs awards were granted in 2009, 2008 or 2007. For a discussion of valuation assumptions for 2009, 2008 and 2007, see Note 14 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.

(3)	All Other Compensation includes: cash contributions made by the Company pursuant to the terms of the Company’s Money Purchase Plan in 2009, 2008 and 2007 for Mr. Galanski and Ms. Keller in the amounts of $17,250, $17,250 and $33,750, respectively and for Mr. McDonnell in 2009 in the amount of $17,250, which do not become fully vested until the employee has been employed by the Company for six years; matching contributions made by the Company pursuant to the terms of the Company’s 401(k) Plan in 2009 and 2008 for each of Mr. Galanski and Ms. Keller in the amounts of $9,800 and $13,800, respectively, and for Mr. McDonnell in the amounts of $9,800 and $3,542, respectively, which contributions are fully vested; contributions made by the Company to its U.K. Pension Scheme on behalf of Mr. Coward in 2009, 2008 and 2007 in the amounts of $46,170, $40,698 and $49,748, respectively, and on behalf of Mr. Hennessy in 2009 and 2008 in the amounts of $47,385 and $9,581, respectively; payment by the Company of the cost of an annual physical examination for each of the Named Executive Officers in amounts ranging from $2,650 to $2,750; and an annual automobile allowance for Mr. Galanski in the amount of $12,000.

(4)	Mr. McDonnell was hired as the Company’s Senior Vice President and Chief Financial Officer effective August 15, 2008. As such, compensation information for 2007 has been excluded.

(5)	All amounts reported for Messrs. Coward and Hennessy are paid to them in British pounds. The dollar value of the amounts paid to each of them in 2009 and 2008 is calculated based on the conversion rate as of December 31, 2009 of £1=$1.62 and as of December 31, 2008 of £1=$1.46, respectively, and the amounts paid to Mr. Coward in 2007 is calculated based on the conversion rate as of December 31, 2007 of £1=$1.98.

(6)	Mr. Hennessy was hired as the President of Navigators Holdings (UK) Ltd. on October 1, 2008. As such, compensation information for 2007 has been excluded.

Grants of Plan-Based Awards

The following table contains information concerning the grants of plan-based awards made to each of the Named Executive Officers in the year ended December 31, 2009.

	GRANTS OF PLAN-BASED AWARDS
		Estimated Future			Estimated Future			All Other	All Other		Grant
		Payouts Under			Payouts Under			Stock Awards:	Awards:	Exercise	Date Fair
		Non-Equity Incentive			Equity Incentive Plan			Number	Number of	or Base	Value of
		Plan Awards			Awards(1)			of Shares	Securities	Price of	Stock and
				Maxi-			Maxi-	of Stock	Underlying	Option	Options
	Grant	Threshold	Target	mum	Threshold	Target	mum	Units(2)	Options	Awards	Awards(3)
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)	$/Share	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Stanley A. Galanski	8/6/09	—	—	—	6,250	25,000	37,500	—	—	—	1,239,250
Francis W. McDonnell	2/25/09	—	—	—	—	—	—	2,881	—	—	150,042
Stephen R. Coward	2/25/09	—	—	—	—	—	—	1,577	—	—	82,130
Paul V. Hennessy	2/25/09	—	—	—	—	—	—	553	—	—	28,800
Jane E. Keller	2/25/09	—	—	—	2,000	8,000	12,000	—	—	—	416,640
	2/25/09	—	—	—	—	—	—	1,537			80,047

(1)	These restricted shares are issued under the Company’s Amended 2005 Stock Incentive Plan in accordance with the terms of Admirals’ Program stock grants and vest in three equal installments on the third, fourth and fifth anniversaries of the grant date. A return on equity of 7% for the three-year period immediately preceding the vesting of any such installment would result in a threshold plan award of 25% of the target for such installment. A return on equity of 13% for such three-year period would result in a plan award of 100% of the target for such installment. A return on equity of 15% or more for such three-year period would result in a maximum plan award of 150% of the target for such installment. A return on equity of less than 7% for such three-year period would result in no plan award for such installment. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(2)	These restricted shares are issued under the Company’s Amended 2005 Stock Incentive Plan in accordance with the terms of the Annual Incentive Program and vest in equal installments on the first, second, third and fourth anniversaries of the grant date. For further discussion of the Annual Incentive Program, please see “Compensation Discussion and Analysis — Annual Incentive Program” above.

(3)	Grant Date Fair Value has been calculated as of the date of the grant under FASB ASC Topic 718, excluding the effect of estimated forfeitures in the case of performance-based awards, based the closing price of the Company’s common stock on the date of grant.

Employment Agreements

On March 26, 2001, the Company entered into an employment agreement with Mr. Galanski providing for an initial three-year term of employment that continues for successive one-year periods unless either party elects to terminate the agreement upon 120 days’ notice to the other party prior to the expiration of the then-current one-year period. The agreement provided for the issuance to Mr. Galanski as of the date of the agreement of a stock grant of 100,000 shares of Common Stock subject to vesting provisions of 25% per year. All of such shares are now fully vested. In the event that a change of control of the Company had occurred during the initial three-year term resulting in the termination of Mr. Galanski’s employment or the resignation of Mr. Galanski following a material reduction in his responsibilities or a demotion from his current position, Mr. Galanski would have been entitled to receive his base salary for the remaining term of his employment agreement and all outstanding unvested stock grants made to Mr. Galanski during the initial term would have immediately vested. The agreement provides for a $12,000 annual car allowance for Mr. Galanski. Upon the termination of Mr. Galanski’s employment agreement, the Company may elect to enforce against Mr. Galanski one-year restrictive covenants with respect to nonsolicitation of the Company’s employees and noncompetition with the Company’s business, provided that the Company continues to pay to Mr. Galanski his then-current base salary during such one-year period. In accordance with its terms, Mr. Galanski’s employment agreement was automatically renewed in December 2009 for a one-year period through March 2011.

Effective January 2, 2002, NUAL entered into an employment agreement with Mr. Coward, which continues in effect until either party provides six months’ advance notice of termination to the other party or until the last day of the month in which Mr. Coward reaches the age of 60. The agreement provides that Mr. Coward may not compete with NUAL or solicit any employee of NUAL during the six-month period following termination. The agreement does not include provisions regarding change of control or acceleration of outstanding stock grants.

Effective October 1, 2008, Navigators Holdings (UK) Ltd., a wholly-owned subsidiary of the Company, entered into an employment agreement with Mr. Hennessy, which provides that either party must provide twelve months’ advance notice of termination to the other party. The agreement does not include provisions regarding change of control or acceleration of outstanding stock grants.

None of the other Named Executive Officers is currently a party to an employment agreement with the Company or any of its subsidiaries.

Amended 2005 Stock Incentive Plan

The purposes of the Amended 2005 Stock Incentive Plan are to induce certain individuals to remain in the employ of, or to continue to serve as directors of, or to remain independent consultants to the Company and its present and future subsidiaries, to attract new individuals to enter into such employment and service, and to encourage such individuals to secure or increase, on reasonable terms, their stock ownership in the Company. The Board of Directors believes that the granting of incentive stock options, non-incentive stock options, stock awards, and stock appreciation rights for the Company’s Common Stock (each, an “Award”) under the Amended 2005 Stock Incentive Plan will promote continuity of management, increased incentive and personal interest in the welfare of the Company and aid in securing the Company’s continued growth and financial success. Since 2005, the Company has issued stock awards under the 2005 Stock Incentive Plan.

The 2005 Stock Incentive Plan, as amended in 2009, authorizes the issuance of 1,500,000 shares of Common Stock pursuant to Awards. The Amended 2005 Stock Incentive Plan was originally approved by Stockholders at the May 20, 2005 Annual Meeting of Stockholders and the Stockholders approved an amendment increasing the authorized shares from 1,000,000 to 1,500,000 at the April 29, 2009 Annual Meeting of Stockholders. The Amended 2005 Stock Incentive Plan provides for discretionary grants of Awards to all employees, non-employee directors and consultants to the Company or any of its subsidiaries, or employees of any corporation acquired by the Company or any of its subsidiaries who hold stock options of that acquired corporation. The Amended 2005 Stock Incentive Plan is the only plan under which the Compensation Committee currently issues equity awards. For a discussion of the equity awards made to employees under the Amended 2005 Stock Incentive Plan in connection with the Company’s Annual Incentive Program and Admirals’ Program, please see “Compensation Discussion and Analysis — Annual Incentive Plan” and “Compensation Discussion and Analysis — Admirals’ Program”. No Awards were made in 2009 to any Named Executive Officer under the Amended 2005 Stock Incentive Plan other than pursuant to the Annual Incentive Program and the Admirals’ Program.

Unless terminated sooner, the Amended 2005 Stock Incentive Plan will terminate on May 20, 2015. At any time, the Board of Directors may terminate the Amended 2005 Stock Incentive Plan or make such modifications to the Amended 2005 Stock Incentive Plan as it may deem advisable. The Board of Directors, however, may not, without approval by the Stockholders of the Company, increase the number of shares of Common Stock as to which Awards may be granted under the Amended 2005 Stock Incentive Plan, change the manner of determining stock option prices or stock appreciation right values or change the class of persons eligible to participate in the 2005 Stock Incentive Plan.

As discussed below under Proposal 2, the Board of Directors is recommending that the Stockholders approve an Amended and Restated 2005 Stock Incentive Plan. The purpose of the amendment and restatement of the existing stock plan is to give the Board more flexibility in the manner and form in which it makes awards, especially with respect to performance based awards that could qualify for more favorable tax treatment under Section 162(m) of the Code. The Company is not seeking to add any additional shares to the 1,500,000 shares of Common Stock currently authorized under the Amended 2005 Stock Incentive Plan.

The Amended 2005 Stock Incentive Plan is administered by our Compensation Committee. The Compensation Committee has discretion to determine the participants under the 2005 Stock Incentive Plan, the types, terms and conditions of Awards, including performance and other earnout and/or vesting contingencies, permit transferability of Awards to an immediate family member of a participant or a trust established on behalf of such immediate family member, interpret the 2005 Stock Incentive Plan’s provisions and otherwise administer the Amended 2005 Stock Incentive Plan in a manner that is consistent with its purpose. The Compensation Committee does not have authority to “reprice” any Award without Stockholder approval.

Under the 2005 Stock Incentive Plan, the Compensation Committee may grant an option to purchase shares of Common Stock at a specified exercise price. The initial per-share exercise price for any stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. However, in the case of an incentive stock option granted to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock, the per-share exercise price must be no less than 110% of such fair market value.

No stock option granted pursuant to the Amended 2005 Stock Incentive Plan may be exercised more than 10 years after the date of grant, except that incentive stock options granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the incentive stock option is granted may not be exercised more than five years after the date of grant. Any stock option granted to a non-employee director of the Company or any of its subsidiaries will be 10 years in duration.

The Amended 2005 Stock Incentive Plan also permits the grant of a Stock Award, which is a grant of a right to receive shares of Common Stock in the future. Each Stock Award will be subject to conditions, restrictions and contingencies established by the Compensation Committee. Unless the Compensation Committee determines otherwise, a Stock Award will vest in 25% increments on the first, second, third and fourth anniversary of the date the Stock Award is granted.

The Amended 2005 Stock Incentive Plan also permits the grant of stock appreciation rights (“SARs”), which is a grant of the right to receive shares of Common Stock equal to the “value” of the SAR. The value of a SAR with respect to one share of Common Stock on any date is the excess of the fair market value of a share on such date over the “base value” of such SAR. The base value of any SAR with respect to one share of Common Stock is the fair market value of a share of Common Stock as of the date the SAR is granted. A SAR may not be exercised until vested and, unless the Compensation Committee determines otherwise, a SAR will vest in 25% increments on the first, second, third and fourth anniversary of the date on which the SAR was granted.

Participants do not have any interest or voting rights in shares covered by their Awards until the Awards have been exercised (in the case of options and SARs) or the receipt of shares (in the case of Stock Awards).

If the Company experiences a change in control and a participant’s service is involuntarily terminated without cause or voluntarily terminated for good reason within one year after the change in control, all of such participant’s Awards will become fully vested. Any stock options or SARs that are not executed by the participant on the date they fully vest due to the above will be forfeited to the Company.

2002 Stock Incentive Plan

At the May 30, 2002 Annual Meeting, the Stockholders approved the 2002 Stock Incentive Plan (the “2002 Stock Plan”). Pursuant to the 2002 Stock Plan, the Company may grant to eligible persons awards including, but not limited to, incentive stock options, non-incentive stock options and restricted shares of Common Stock. The 2002 Stock Plan authorized awards relating to an aggregate of up to 1,000,000 shares of Common Stock, of which no more than 100,000 awards may be in the form of restricted stock grants.

The 2002 Stock Plan is administered by our Compensation Committee, which shall consist of two or more members of the Board. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of, the Board. In the event that no Compensation Committee is appointed, the 2002 Stock Plan shall be administered by the Board of Directors.

No option granted pursuant to the 2002 Stock Plan may be exercised more than 10 years after the date of grant, except that incentive stock options granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the incentive stock option is granted may not be exercised more than five years after the date of grant.

As a result of the approval of the 2005 Stock Plan at the May 20, 2005 Annual Meeting of Stockholders, no further stock or option awards have been granted since such date or will be granted under the 2002 Stock Plan.

Stock Option Plans and Stock Appreciation Rights Plan

In 1986 and 1987, the Company adopted two stock option plans (the “Stock Option Plans”) which allowed for the grant to key employees of the Company, its subsidiaries and affiliates, of options to purchase an aggregate of 900,000 shares of Common Stock. The stock options vest at a rate of 25% per year. The Stock Option Plans are administered by the Compensation Committee of the Board. As a result of the approval of the 2002 Stock Plan at the May 30, 2002 Annual Meeting of Stockholders date no further options have been granted since such date and no additional grants will be made under the Stock Option Plans.

In 1996, the Company adopted a phantom stock appreciation rights plan (the “SARs Plan”) which allows for the grant to key employees of the Company and its affiliates of up to 300,000 SARs. The Compensation Committee administers the SARs Plan and approves the employees who will receive grants of the rights. The SARs vest at a rate of 25% per year. Upon exercise of a stock appreciation right, the key employee is entitled to receive cash in an amount equal to the difference between the fair market value of the Common Stock at the exercise date and the exercise price (which shall not be less than 90% of the fair market value of the Common Stock at the date of grant). As a result of the approval of the 2005 Stock Plan at the May 20, 2005 Annual Meeting of Stockholders, since such date no further SARs have been granted and no additional grants will be made under the SARs Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each of the Named Executive Officers with respect to their outstanding equity awards as of December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
			Equity							Equity
			Incentive					Equity		Incentive
			Plan Awards:				Market	Incentive		Plan Awards:
	Number of	Number of	Number			Number of	Value of	Plan Awards:		Market
	Securities	Securities	of Securities			Shares or	Shares or	Number		or Payout Value of
	Underlying	Underlying	Underlying			Units of	Units of	of Unearned Shares,		Unearned Shares,
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Units or Other		Units or Other
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Rights That Have		Rights That Have
	(#)	(#)	Options	Price	Expiration	Vested	Vested (1)	Not Vested		Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)		(1) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)

Stanley A. Galanski	30,000	—	—	29.11	2/28/14
						16,667 (2)	785,182
								25,000	(3)	1,177,750
								25,000	(4)	1,177,750
Francis W. McDonnell						19,381 (5)	913,039
Stephen R. Coward	500	—	—	29.11	2/26/14
						11,075 (6)	521,743
								8,000	(7)	376,880
Paul V. Hennessy						3,553 (8)	167,382
Jane E. Keller						13,775 (9)	648,940
								8,000	(10)	376,880

(1)	Market Value based on December 31, 2009 closing price of the Company’s common stock of $47.11.

(2)	Shares of stock vest in two equal installments on 9/12/10 and 9/12/11.

(3)	Shares of stock vest in three equal installments on 8/10/10, 8/10/11 and 8/10/12 in accordance with the terms of variable grant awards under the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(4)	Shares of stock vest in three equal installments on 8/6/12, 8/6/13 and 8/6/14 in accordance with the terms of variable grant awards under the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(5)	Includes 720 shares that vested on 2/25/10 and a balance of 2,161 shares that will vest in three equal installments on 2/25/11, 2/25/12 and 2/25/12; and 16,500 shares that vest in three equal installments on 8/5/10, 8/5/11 and 8/5/12.

(6)	Includes 3,333 shares that vested on 3/22/10 and a balance of 3,334 shares that will vest on 3/22/11; 394 shares that vested on 2/25/10 and a balance of 1,183 share that will vest in three equal installments on 2/25/11, 2/25/12 and 2/25/13; 546 shares that vested on 2/11/10 and a balance of 1,091 shares that will vest in two equal installments on 2/11/11 and 2/11/12; 462 shares that vested on 3/2/10 and a balance of 462 shares that will vest on 3/2/11; and 270 shares that vested on 2/28/10.

(7)	Shares of stock vest in three equal installments on 2/11/11, 2/11/12 and 2/11/13 in accordance with the terms of variable grant awards under the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(8)	Includes 138 shares of stock that vested on 2/25/10 and a balance of 415 shares that will vest in three equal installments on 2/25/11, 2/25/12 and 2/25/12; and 3,000 shares that will vest in three equal installments on 9/17/10, 9/17/11 and 9/17/12.

(9)	Includes 3,333 shares that vested on 3/2/10 and a balance of 6,667 shares that will vest in two equal installments on 3/2/11 and 3/2/12; 384 shares that vested on 2/25/10 and a balance of 1,153 share that will vest in three equal installments on 2/25/11, 2/25/12 and 2/25/13; 358 shares that vested on 2/11/10 and a balance of

717 shares that will vest in two equal installments on 2/11/11 and 2/11/12; 411 shares that vested on 3/2/10 and a balance of 411 shares that will vest on 3/2/11; and 341 shares that vested on 2/20/10.

(10)	Shares of stock vest in three equal installments on 2/25/12, 2/25/13 and 2/25/14 in accordance with the terms of variable grant awards under the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

Options Exercised and Stock Vested

The following table sets forth information for each of the Named Executive Officers with respect to options exercised and stock grants vested, and the value realized on such exercise or vesting, during the year ended December 31, 2009.

OPTIONS EXERCISED AND STOCK VESTED

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting (1)
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Stanley A. Galanski	—	—	8,333	434,066
Francis W. McDonnell	—	—	5,500	279,180
Stephen R. Coward	—	—	5,066	257,120
Paul V. Hennessy	—	—	1,000	52,460
Jane E. Keller	—	—	1,368	70,947

(1)	Calculated based on the product of the number of shares acquired on vesting of the stock award multiplied by the closing stock price on the NASDAQ National Market on the vesting date.

The following table sets forth the payments that would be received by each Named Executive Officer if his employment with the Company were terminated as of December 31, 2009.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

			Continuation of
	Cash		Medical/Welfare	Acceleration and		Total
	Severance		Benefit	Continuation of		Termination
	Payment		(present value)	Equity Awards		Benefits
	$		$	$		$

Stanley A. Galanski
• Voluntary Retirement	725,000	(1)	—	—		725,000
• Voluntary Termination	725,000	(1)	—	540,000	(2)	1,265,000
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	725,000	(1)	—	540,000	(2)	1,265,000
• Involuntary or Good Reason Termination after Change in Control	725,000	(1)	—	3,680,682	(3)	4,405,682
• Termination on Death or Disability	—		—	3,680,682	(4)	3,680,682

Francis W. McDonnell
• Voluntary Retirement	—		—	—		—
• Voluntary Termination	—		—	—		—
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	—		—	—		—
• Involuntary or Good Reason Termination after Change in Control	—		—	913,039	(3)	913,039
• Termination on Death or Disability	—		—	913,039	(4)	913,039

Stephen R. Coward
• Voluntary Retirement	—		—	—		—
• Voluntary Termination	—		—	9,000	(2)	9,000
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	—		—	9,000	(2)	9,000
• Involuntary or Good Reason Termination after Change in Control	—		—	898,623	(3)	898,623
• Termination on Death or Disability	—		—	898,623	(4)	898,623

Paul V. Hennessy
• Voluntary Retirement	—		—	—		—
• Voluntary Termination	—		—	—		—
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	—		—	—		—
• Involuntary or Good Reason Termination after Change in Control	—		—	167,382	(3)	167,382
• Termination on Death or Disability	—		—	167,382	(4)	167,382

Jane E. Keller
• Voluntary Retirement	—		—	—		—
• Voluntary Termination	—		—	—		—
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	—		—	—		—
• Involuntary or Good Reason Termination after Change in Control	—		—	1,025,820	(3)	1,025,820
• Termination on Death or Disability	—		—	1,025,820	(4)	1,025,820

(1)	This cash severance payment, as provided in Mr. Galanski’s employment agreement with the Company and based upon Mr. Galanski’s annual base salary of $725,000 as of December 31, 2009, assumes that notice of termination of employment is given as of such date and that the Company elects to enforce the restrictive covenants included in such employment agreement with respect to noncompetition and nonsolicitation of employees. This cash severance payment would be paid to Mr. Galanski in accordance with the Company’s regular payroll schedule during the one-year period beginning as of such termination date. For a discussion of the terms of Mr. Galanski’s employment agreement, please see “Employment Agreements” above.

(2)	Assumes the exercise of all outstanding vested options within 90 days of the date of termination pursuant to the Company’s Amended 2005 Stock Incentive Plan and 2002 Stock Incentive Plan, based on the December 31, 2009 closing price of the Company’s common stock of $47.11.

(3)	Assumes both a change of control and termination of employment with the Company as of December 31, 2009. Under these assumptions, the Company’s Amended 2005 Stock Incentive Plan provides for immediate vesting of all outstanding restricted stock and option awards. Also assumes the exercise of all outstanding vested options within 90 days of the date of termination pursuant to the Company’s 2002 Stock Incentive Plan. Amounts are based on the December 31, 2009 closing price of the Company’s common stock of $47.11.

(4)	Assumes death or an employee’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Under these assumptions, the Company’s Amended 2005 Stock Incentive Plan provides for immediate vesting of all outstanding restricted stock and option awards. Also assumes the exercise of all outstanding vested options within 90 days of the date of termination pursuant to the Company’s 2002 Stock Incentive Plan. Amounts are based on the December 31, 2009 closing price of the Company’s common stock of $47.11.

Compensation of Directors

During 2009, each director who was not an officer or employee of the Company received an annual payment consisting of $30,000 in immediately vested restricted shares of the Company’s Common Stock, payable in the first quarter of each year for service during the preceding year (based on the closing price of the Company’s Common Stock on the last business day of such preceding year), and $30,000 in cash, payable in quarterly installments, as well as a fee of $2,000 for each Board meeting attended and $1,000 for each telephonic Board meeting attended. In addition, members of the Audit Committee of the Board were paid $2,000 for each Audit Committee meeting attended in person and $1,000 for each Audit Committee meeting attended by telephone, and members of all other Board committees are paid $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by telephone. The chairmen of the Audit Committee and the Compensation Committee were paid annual retainers of $20,000 and $10,000, respectively. Chairmen of other Board committees do not currently receive annual retainers for their services as chairmen.

The Compensation Committee of the Board recognizes the importance of ownership of the Common Stock of the Company by its independent directors in aligning the interests of the Board with those of our Stockholders. Accordingly, as described above, each director receives payment of $30,000 in restricted shares of the Company’s Common Stock as part of his annual compensation for Board service, and is required to hold such shares for a minimum of one year. Our directors have generally retained ownership of their Common Stock after such restrictions have lapsed.

In 2010, after consideration of the Company’s compensation structure in relation to peer companies, the Compensation Committee and Nominating and Corporate Governance Committee recommended that the Company move away from a meeting fee based system and adjust the annual retainer. Commencing in 2010, each director who was not an officer or employee of the Company will receive an annual payment consisting of $30,000 in restricted shares of the Company’s Common Stock, payable in the first quarter of each year for service during the preceding year (based on the closing price of the Company’s Common Stock on the last business day of such preceding year), and $45,000 in cash, payable in quarterly installments. In addition, members of the Audit Committee of the Board will be paid an additional annual retainer of $10,000. The chairmen of the Audit Committee and the Compensation Committee will be paid annual retainers of $30,000 and $20,000, respectively. Chairmen of other Board committees will not receive annual retainers for their services as chairmen.

Shown below is a table that sets forth the total compensation paid to each independent Board member in 2009.

Director Compensation

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned			Non Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation		Total
Name	($)(1)	($)(2)	($)	($)	($)	($)		($)

H. J. Mervyn Blakeney	50,000	30,036	—	—	—	59,405	(3)	139,441
Peter A. Cheney	57,500	30,036	—	—	—	—		87,536
W. Thomas Forrester	78,500	30,036	—	—	—	—		108,536
Leandro S. Galban, Jr.(4)	30,000	30,036	—	—	—	—		60,036
John F. Kirby	56,000	30,036	—	—	—	—		86,036
Marc M. Tract	44,500	30,036	—	—	—	—		74,536
Robert F. Wright	62,000	30,036	—	—	—	—		92,036

(1)	Includes, in addition to all Board and committee meeting fees and Audit and Compensation Committee chairmen’s annual retainer fees, an annual cash retainer of $30,000 paid quarterly to each director for his 2009 Board service.

(2)	The amounts shown in the “Stock Awards” column equal the aggregate compensation costs recognized with respect to stock awards granted in 2009 for 2008 Board service, determined as of the grant date under FASB ASC Topic 718. The fair value has been calculated using the closing price of the common stock on the date of grant ($54.91 per share). No director has any outstanding option awards. For a discussion of valuation assumptions for 2009, 2008 and 2007, see Note 14 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.

(3)	The amount under All Other Compensation was paid to Mr. Blakeney in British pounds, and the dollar value of such amount is calculated based on the conversion rate on December 31, 2009 of £1= $1.62. For a discussion of this compensation, please see “Related Party Transactions” above.

(4)	Mr. Galban passed away in July 2009.

Equity Compensation Plan Information

The following chart includes information as of December 31, 2009 with respect to equity compensation plans where equity securities of the Company may be issued:

	A	B	C
	Number of		Number of
	securities to be	Weighted-	securities
	issued upon	average exercise	remaining available
	exercise of	price of	for future issuance
	outstanding	outstanding	under equity
	stock options,	stock options,	compensation plans
	warrants	warrants	(excluding securities
Plan Category	and rights	and rights	reflected in column A)

Equity compensation plans approved by security holders(1)	191,000	$26.21	672,054
Equity compensation plans not approved by security holders	—		—

Total	191,000		672,054

(1)	Consists of the Amended 2005 Stock Incentive Plan, the 2002 Stock Incentive Plan and the Stock Option Plans.

Compensation Committee Interlocks and Insider Participation

None of Messrs. Blakeney, Forrester or Kirby, each of the members of the Compensation Committee, has ever been an officer or employee of the Company or of any of its subsidiaries or affiliates. None of our executive officers has served on the board of directors or on the compensation committee of any other entity where any officer of such entity served either on the Company’s Board or on its Compensation Committee.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions, internal controls and financial reporting process. The Audit Committee is currently composed of three directors, each of whom meets the independence requirements of the NASDAQ stock market and the SEC. The Audit Committee operates under a written charter approved by the Board, which was reviewed in 2009 and is available on our website at www.navg.com under the Corporate Governance link.

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm KPMG LLP is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent auditors to discuss the audited December 31, 2009 financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 114, Communication with Audit Committees, as currently in effect. The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and the Audit Committee discussed with the independent auditors that firm’s independence.

The Audit Committee also reviewed, and discussed with management and KPMG LLP, management’s report and KPMG LLP’s report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. Management is responsible for those activities required to ensure compliance with this legislation.

Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, to be filed with the SEC.

The Audit Committee:

Peter A. Cheney
W. Thomas Forrester (Chairman)
Robert F. Wright

PROPOSAL 2
APPROVAL OF THE NAVIGATORS GROUP, INC.
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

The Board recommends a vote “FOR” Proposal 2. Proxies will be so voted unless Stockholders specify otherwise in their proxies.

We are requesting Stockholders to vote in favor of adopting The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan (the “Restated Plan”). On March 25, 2010, our Board of Directors, based on the recommendation of the Compensation Committee, adopted the Restated Plan, subject to its approval by Stockholders. If Stockholders approve the Restated Plan, it will become effective on the date of the Annual Meeting (May 26, 2010), and it will replace the Amended 2005 Stock Incentive Plan (the “Prior Plan”), and all awards granted under the Prior Plan that are outstanding as of the effective date of the Restated Plan will be governed by the Restated Plan. The description of certain key features of the Restated Plan below is subject to the specific provisions in the full text of the Restated Plan, which is attached as Appendix A to this Proxy Statement.

The approval of the Restated Plan is important for many reasons. Among other things, Stockholder approval of the Restated Plan is necessary for us to grant performance-based awards that qualify for the exception to the deductibility limit set forth in Section 162(m) of the Code. In addition, approval of the Restated Plan will provide us with an incentive plan that expands the types of incentive compensation awards that may be granted to eligible persons. The equity awards made under the Prior Plan pursuant to our current AIP and Admirals’ Program are performance-based compensation awards, but the Prior Plan did not contain the performance-based metrics that would permit that Company to qualify for the exception to the deductibility limit set forth in Section 162(m). The awards payable under the Company’s EPIP are performance-based awards that qualify for the exception to the deductibility limit set forth in Section 162(m), but the EPIP awards may only be made in cash. If the Restated Plan is approved, the Company will terminate the EPIP after 2010 and future performance based awards to our President and Chief Executive Officer will be made under the Restated Plan.

Purposes and Eligibility

The purposes of the Restated Plan are to induce certain individuals to remain in the employ of, or to continue to serve as directors of, or to remain independent contractors to, the Company and its present and future subsidiaries, to attract new individuals to enter into such employment and service, to encourage such individuals, upon whom, in large measure, our sustained progress, growth and profitability depend, to achieve long-term Company goals, and to align the participants’ interests with those of Stockholders by providing them with a proprietary interest in our growth and performance.

Employees, non-employee directors, and independent consultants to the Company and its subsidiaries are eligible to participate in the Restated Plan. As of December 31, 2009, the Company had 503 employees and eight non-employee directors of the Company and its subsidiary, Navigators Underwriting Agency Ltd. There was also one independent contractor eligible for participation in the Restated Plan.

Shares Authorized for Issuance

Under the Restated Plan, the shares of Common Stock that are authorized for issuance are the 1,500,000 shares authorized for issuance under the Prior Plan; no additional shares are authorized for issuance under the Restated Plan beyond those currently authorized under the Prior Plan. Shares related to outstanding awards under the Prior Plan may become available under the Restated Plan if such shares are not delivered due to forfeiture, termination or satisfaction of a share-based award in cash or other property other than shares, and further increased by shares subject to an award is settled in cash. The number of shares available under the Restated Plan will be reduced by one for each share delivered as a result of the exercise or payment of any award granted under the Restated Plan or the Prior Plan. Shares subject to a substitute award will not reduce the number of shares available under the Restated Plan. The Restated Plan provides that shares used to pay the exercise price or required tax withholding for an award under the Restated Plan will not be available for future awards under the Restated Plan. As of April 1, 2010, the market price per share of our Common Stock was $39.27 (based on the closing price on such date), there were approximately 917,946 shares already subject to awards made under the Prior Plan. This means 582,054 shares are still available for issuance under the Restated Plan.

Administration and Types of Awards

The Restated Plan is administered by the Compensation Committee (unless the Board of Directors determines otherwise), which interprets the Restated Plan and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards and the expiration date of, and the vesting schedule or other restrictions applicable to, awards.

The Restated Plan allows us to grant the following types of awards:

•	options (both non-qualified and incentive stock options),

•	stock appreciation rights, also called SARs,

•	restricted stock,

•	restricted stock units,

•	performance units,

•	annual incentive awards,

•	dividend equivalents, and

•	substitute awards.

Stock Options.  Options may be granted by the Compensation Committee and may be either non-qualified options or incentive stock options. Options are subject to the terms and conditions, including vesting conditions, set by the Compensation Committee (and incentive stock options are subject to statutory restrictions that are set forth in the Restated Plan). Unless the Compensation Committee determines otherwise, options will vest in 25% increments on the first, second, third and fourth anniversaries of the date the option is granted. The exercise price for all stock options granted under the Restated Plan will be determined by the Compensation Committee, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Common Stock on the date of grant. Also, Stockholders who own more than 10% of our voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Common Stock on the date of grant.

The term of all stock options granted under the Restated Plan will be determined by the Compensation Committee and will generally not exceed 10 years. However, the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to Stockholders who own more than 10% of our voting stock). No incentive stock option may be granted to a participant, which, when combined with all of such participant’s other incentive stock options becoming exercisable in any calendar year, would have an aggregate fair market value in excess of $100,000. In the event a participant is awarded incentive stock options in excess of this $100,000 limit, such excess will be treated as non-qualified stock options. Each option gives the participant the right to receive a number of shares of Common Stock upon exercise of the option and payment of the exercise price. The exercise price may be paid in cash (including cash obtained through a broker selling the share acquired on exercise), personal check or wire transfer.

The Restated Plan prohibits the repricing of stock options. For this purpose, “repricing” means (1) lowering of the exercise price of a stock option after it is granted, (2) canceling a stock option at a time when the exercise price exceeds the fair market value of the underlying Common Stock in exchange for another award (except in the case of certain adjustments permitted by the Restated Plan and described in the Adjustments section below), and (3) any other action that is treated as repricing under generally accepted accounting principles.

Stock Appreciation Rights or SARs.  All SARs must be granted on a stand-alone basis (i.e., not in conjunction with stock options granted under the Restated Plan) and will have a term of 10 years, unless the Compensation Committee determines otherwise. SARs are subject to the terms and conditions, including vesting conditions, set by the Compensation Committee. Unless the Compensation Committee determines otherwise, SARs will vest in 25%

increments on the first, second, third and fourth anniversaries of the date the SAR is granted. A SAR granted under the Restated Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (on the date of exercise) of a share of the Common Stock over a specified price, known as the strike price, fixed by the Compensation Committee, which will not be less than 100% of the fair market value of the Common Stock on the grant date of the SAR. Payment may be made in cash, shares of the Common Stock, or other property, in any combination as determined by the Compensation Committee. The Restated Plan prohibits the repricing of SARs (as described in the Stock Options section above).

Restricted Stock and Restricted Stock Units.  Restricted stock is Common Stock that is forfeitable until the restrictions lapse. Restricted stock units are rights granted as an award to receive shares of Common Stock, conditioned upon the satisfaction of restrictions imposed by the Compensation Committee. The Compensation Committee will determine the restrictions for each award. Restrictions may include time-based restrictions, the achievement of specific performance goals or the occurrence of a specific event. Unless the Compensation Committee determines otherwise, restricted stock and restricted stock units will vest in 25% increments on the first, second, third and fourth anniversaries of the date of the grant. Participants have voting rights on restricted stock but not on restricted stock units. If the performance goals are not achieved, or if the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted stock and/or restricted stock units.

Performance Units.  Performance units are any grant of (1) a bonus consisting of cash or other property the amount and value of which, and/or the receipt of which, is conditioned upon the achievement of certain performance goals specified by the Compensation Committee, or (2) a unit valued by reference to a designated amount of property. Performance units may be paid in cash, shares of Common Stock, restricted stock or restricted stock units. The Compensation Committee will determine the number and terms of all performance units, including the performance goals and performance period during which such goals must be met. If the performance goals are not attained during the performance period specified in the award agreement, the participant will forfeit all of his or her performance units.

Annual Incentive Awards.  The Restated Plan includes annual incentive awards. The Compensation Committee will determine the amounts and terms of all annual incentive awards, including performance goals, which may be weighted for different factors and measures. In the case of annual incentive awards intended to qualify for the performance-based exception from the deductibility limitations of Section 162(m), the Compensation Committee will designate individuals eligible for annual incentive awards within the first 90 days of the year for which the annual incentive award will apply and will certify attainment of performance goals within 60 days following the end of each year. In addition, the Compensation Committee will establish the threshold, target and maximum annual incentive award opportunities for each participant. Annual incentive awards may be paid in cash, shares of Common Stock, restricted stock, options or any other award under the Restated Plan.

Substitute Awards.  Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of, or consultants to, such business that is acquired by us. To preserve the economic value of all or a portion of a replaced award on such terms and conditions (including price), as the Compensation Committee determines.

Dividend Equivalents.  Dividend equivalents are rights to receive payments equal to dividends on shares or restricted stock units, if and when we pay dividends to Stockholders. The Compensation Committee may award dividend equivalents on a stand-alone basis or in conjunction with another award (other than options and SARs). If the dividend equivalent is issued in conjunction with another award and if the participant forfeits all or a part of the award, the participant also forfeits the portion of the dividend equivalents award related to other award the participant forfeited.

Performance-Based Compensation

The objective performance criteria for awards (other than stock options and SARs) granted under the Restated Plan that are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) are to be based on one or more of the following measures:

•	earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-share basis),

•	earnings (either in the aggregate or on a per-share basis),

•	net income or loss (either in the aggregate or on a per-share basis),

•	operating profit,

•	cash flow (either in the aggregate or on a per-share basis),

•	free cash flow (either in the aggregate or on a per-share basis),

•	costs,

•	gross or net revenues,

•	reductions in expense levels,

•	operating and maintenance cost management and employee productivity,

•	share price or total shareholder return (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time),

•	net economic value,

•	economic value added,

•	return on shareholders’ equity,

•	book value per share,

•	aggregate product unit and pricing targets,

•	strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures,

•	achievement of objectives relating to diversity, employee turnover or other human capital measures,

•	results of customer satisfaction surveys, and/or

•	debt ratings, debt leverage and debt service.

In any calendar year, no participant may be granted awards for options or SARs that exceed, in the aggregate, 500,000 underlying shares of Common Stock. In any calendar year, no participant may be granted awards for restricted stock, restricted stock units or performance units (or any other award other than options or SARs that is determined by reference to the value of shares or appreciation in the value of shares) that exceed, in the aggregate, 250,000 underlying shares of Common Stock. No participant may be granted a cash award for any calendar year, the maximum payout for which would exceed $3 million. No participant may be granted a cash award for a performance period of more than one year, the maximum payout for which would exceed $5 million. These limits are higher than we expect to be needed for awards under the Restated Plan, and are included in the Restated Plan to comply with the requirements for deductibility of awards subject to Section 162(m).

Change in Control

Unless provided otherwise in an award agreement, a participant’s awards will become vested, the relevant restrictions will lapse, and the relevant performance goals will be deemed to be met upon the involuntary termination of such participant’s employment or service without cause during the one-year period following the occurrence of a change in control. The same treatment of a participant’s awards will occur if he or she terminates employment or service for good reason during such one-year period. In addition, the Compensation Committee may, to maintain a participant’s rights in the event of any change in control of the Company, (1) make any adjustments to an outstanding award to reflect such change in control or (2) cause the acquiring or surviving entity to assume or substitute rights with respect to an outstanding award. Also, the Compensation Committee may cancel any outstanding unexercised options or SARs (whether or not vested) that have an exercise price or strike price, as applicable, that exceeds the fair market value of the Common Stock as of the date of the change in control. Under the

Restated Plan, the Compensation Committee will also have the ability to cash out any options or SARs (whether or not vested) that have an exercise price or strike price, as applicable, that is less than the fair market value of the Common Stock as of the date of the change in control. If the Compensation Committee determines that such an award should be cashed out, the participant will receive the lesser of the fair market value of a share of the Common Stock on the date of the change in control or the price paid per share in the transaction that constitutes the change in control.

For purposes of the Restated Plan, a “change in control” generally occurs when (1) any corporation, person or other entity, including a group of those (a) becomes the beneficial owner of more than 35% of our then-outstanding Common Stock or (b) acquires all or substantially all of the Company’s assets or (2) within any 12-month period a majority of our Board of Directors is replaced by directors whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of such appointment or election.

For purposes of the Restated Plan, “cause” means (1) any act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty, (2) violation of any of our lawful policies or rules, including and code of conduct or ethics, (3) commission of a criminal activity, fraud, embezzlement or any act of moral turpitude, (4) failure to reasonably cooperate in any investigation or proceeding concerning us, (5) any unauthorized disclosure or use of confidential information or trade secrets, or (6) any violation of any restrictive covenant (such as a non-compete, non-solicit or non-disclosure agreement), in each case as determined by the Compensation Committee. However, if a participant is subject to an employment agreement with us that contains a different definition of “cause,” the definition contained in the employment agreement will control.

For purposes of the Restated Plan, “good reason” means that, after the change in control and without the consent of the participant, we (1) materially reduce the participant’s base salary, authority, duties or responsibilities, or (2) stop his or her participation in any compensation plan in which he or she participated immediately before the change in control, or (3) move the participant’s primary office more than 50 miles from his or her prior primary office. To be a “good reason,” any of the above acts must not be an isolated, insubstantial or inadvertent action. Also, if we promptly remedy the issue, the act at issue will not constitute a “good reason.” However, if a participant is subject to an employment agreement with us that contains a different definition of “good reason,” the definition contained in the employment agreement will control.

Termination of Employment or Service

With respect to stock options and SARs granted pursuant to an award agreement, unless the applicable award agreement provides otherwise, in the event of an employee’s or director’s termination of employment or service due to his or her death, disability or retirement or, in the case of an independent consultant, his or her death, such participant’s outstanding stock options and SARs will fully vest and remain exercisable until six months after such termination (but not beyond the original term of the option or SAR), and any that remain unvested after this six-month period will be canceled and forfeited to us. In the event of a participant’s termination of employment or service for cause, such participant’s outstanding stock options and SARs will immediately be canceled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service for any other reason, such participant’s vested stock options and SARs (to the extent exercisable at the time of such termination) will remain exercisable until 90 days after such termination (but not beyond the original term of the option or SAR) and any that remain unexercised after this 90-day period will be canceled and forfeited to us.

With respect to restricted stock, unless the applicable award agreement provides otherwise, in the event of an employee’s or director’s termination of employment or service due to his or her death, disability or retirement or, in the case of an independent consultant, his or her death, all unvested shares of restricted stock will immediately vest. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service for any other reason, such participant’s restricted stock will be canceled and forfeited to us.

Amendment and Termination

Unless the Restated Plan is earlier terminated by our Board of Directors, the Restated Plan will automatically terminate on the earlier of (1) the date all shares subject to the Restated Plan have been purchased or acquired and the restrictions on all restricted stock granted under the Restated Plan have lapsed, and (2) ten years from the Restated Plan’s effective date. Awards granted before the termination of the Restated Plan may extend beyond the Restated Plan’s termination date in accordance with their terms. The Board of Directors may, at any time, amend the Restated Plan. Also, the Compensation Committee may, with the Board of Directors’ approval, amend the Restated Plan. The Compensation Committee is permitted to amend the terms and conditions of outstanding awards, including to extend the exercise period and accelerate the vesting schedule of such awards, but no such action may adversely affect the rights of any participant with respect to outstanding awards without the applicable participant’s written consent. Stockholder approval of any such amendment will be obtained if required to comply with applicable law or the rules of the NASDAQ Global Select Market.

Transferability

Unless otherwise determined by the Compensation Committee, awards granted under the Restated Plan are not transferable except by will or the laws of descent and distribution. The Compensation Committee will have sole discretion to permit the transfer of an award to certain family members specified in the Restated Plan.

Adjustments

In the event a stock dividend, stock split, reorganization, recapitalization, spin-off, or other similar event affects our Common Stock such that the Compensation Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Restated Plan, the Compensation Committee will (among other actions and subject to certain exceptions) adjust the number and type of shares available under the Restated Plan, the number and type of shares subject to outstanding awards and the exercise price of outstanding stock options and other awards.

Non-United States Participants

The Compensation Committee may make adjustments or modifications to awards, authorize appropriate procedures and subplans, and grant awards or substitutes for awards to permit eligible individuals who are employed outside the United States to participate in the Restated Plan or to otherwise conform to the laws or practices of non-U.S. jurisdictions.

Federal Tax Consequences

The following summary is based on U.S. federal income tax laws in effect as of January 1, 2010. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted. This summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Options.  The grant of stock options under the Restated Plan will not result in taxable income to the recipient of the option or an income tax deduction for the Company. However, the transfer of Common Stock to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and tax deductions for the Company, depending upon whether the options are “incentive stock options” or non-qualified options.

The exercise of a non-qualified option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of Common Stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or 12 months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to the amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Stock Appreciation Rights.  The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any Common Stock received are taxable to the participant as ordinary income and such amount will be deductible by the Company.

Restricted Stock.  Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted stock. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient’s holding period will commence on the date on which the restrictions lapse.

As indicated above, a participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of restricted stock (rather than being taxed as described above) based on the fair market value of the shares of Common Stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the taxable year in which that participant recognizes that ordinary income.

Other Awards.  The granting of restricted stock units, performance units or an annual incentive award generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of Common Stock received, and a corresponding tax deduction by the Company. If the award consists of shares of Common Stock that are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards described above, assuming that such award is payable upon the lapse of the restrictions. If the award consists of unrestricted shares of Common Stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Section 162(m) of the Code.  Under Section 162(m), we may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our President and Chief Executive Officer or any one of our other three highest paid executive officers (other than the Chief Financial Officer) who are employed by the Company on the last day of our taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by Stockholders, is not subject to this deduction limitation.

Section 280G of the Code.  Under certain circumstances, accelerated vesting, exercise or payment of awards under the Restated Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the amount of the excess parachute payment.

New Plan Benefits

The Company cannot determine the amounts of awards that will be granted under the Restated Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Restated Plan, the number of awards to be granted is within the discretion of the Compensation Committee.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Independent Registered Public Accounting Firm

KPMG LLP, Certified Public Accountants, has been appointed by the Board, upon the recommendation of the Audit Committee after evaluating the performance and independence of KPMG LLP, as independent auditors for the Company to examine and report on its December 31, 2010 financial statements, which appointment will be submitted to the Stockholders for ratification at the Annual Meeting. Submission of the appointment of the auditors to the Stockholders for ratification will not limit the authority of the Board or its Audit Committee to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated.

The Board recommends a vote “FOR” Proposal 3. Proxies will be so voted unless Stockholders specify otherwise in their proxies.

Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for 2009 and 2008, and fees billed for other services rendered by KPMG LLP related to those periods.

	2009	2008

Audit Fees(1)	$1,706,580	$1,561,000
Audit Related Fees(2)	5,000	0
Tax Fees(3)	132,463	99,000
Other Fees	—	—

Total	$1,844,043	$1,660,000

(1)	Audit fees consisted primarily of fees for the annual audit of the Company’s financial statements and internal control over financial reporting including the requirements of Section 404 of the Sarbanes-Oxley Act, as well as quarterly reviews and statutory audits.

(2)	Audit related fees for 2009 included providing a consent for the filing of the Company’s Form S-3 with the Securities and Exchange Commission.

(3)	Tax fees consisted primarily of fees for tax compliance and advisory services.

The Audit Committee approves each engagement of the independent auditors in advance. The Audit Committee’s chairman has been authorized to approve such services subject to ratification at the next Audit Committee meeting.

ALL OTHER MATTERS WHICH MAY PROPERLY
COME BEFORE THE ANNUAL MEETING

Management does not know of any other matters to be brought before the Annual Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

Stockholder Approval

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether in person or represented by proxy, is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. With respect to Proposal 1, directors are elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote. Votes may be cast in favor or withheld; votes that are withheld will have no effect on the results. Approval of Proposals 2 and 3 requires the affirmative vote of the holders of a majority of the total number of shares of Common Stock represented at the Annual Meeting and entitled to vote. Abstentions are not counted as votes “for” or “against” these proposals and therefore will have the effect of a vote against Proposals 2 or 3 but will have no effect on Proposal 1. Shares held by brokers as nominees or in “street name” for which the broker does not have discretionary authority to vote and has not received specific instructions on how to vote from the customer are not voted and are referred to as “broker non-votes.” Shares that are the subject of broker non-votes will be counted as shares not entitled to vote and therefore will have no effect on the outcome of any of the proposals. Stockholders are entitled to one vote per share on all matters submitted for consideration at the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our Common Stock, to file certain reports regarding the ownership of the Common Stock with the SEC. These insiders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no reports were required, all of our directors, executive officers and 10% Stockholders made all required filings on time except for the filing of a Form 4 by Mr. Eisdorfer on December 24, 2009, which was filed to report on an inadvertent omission to disclose the exercise from time to time of Stock Appreciation Rights at the time that such transactions occurred.

We have adopted a code of business conduct and ethics, referred to as our Corporate Code of Ethics and Conduct, that applies to all employees, officers and directors and meets the requirements of the rules of the SEC and of the NASDAQ. In addition, we have adopted a Code of Ethics that applies to our Chief Executive Officer and our senior financial officers which meets the SEC requirements. Both the Corporate Code of Ethics and Conduct and the Code of Ethics are available on our website at www.navg.com under the Corporate Governance link. Any amendments to or waiver of the Corporate Code of Ethics and Conduct or the Code of Ethics will be disclosed on our website under the same link promptly following the date of such amendment or waiver. In addition, in accordance with NASDAQ listing requirements, the Company also intends to disclose on a Form 8-K any waivers from the Corporate Code of Ethics and Conduct that are granted to directors and executive officers.

Absence of Dissenters’ or Appraisal Rights

Under Section 262 of the Delaware General Corporation Law, Stockholders have the right to dissent from certain corporate actions. In such cases, dissenting Stockholders are entitled to have their shares appraised and be paid the fair value of their shares provided that certain procedures perfecting their rights are followed. The proposals described in this Proxy Statement do not entitle a Stockholder to exercise any such dissenters’ or appraisal rights.

Stockholders’ Proposals and Communications

Any proposal by a Stockholder of the Company intended to be presented at the 2011 Annual Meeting of Stockholders must be received by the Company at its principal administrative office no later than December 15,

2010 for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

The Board of Directors believes that it is important for Stockholders to have a process to send communications to the Board. Accordingly, Stockholders desiring to send a communication to the Board, or to a specific director, may do so by delivering a letter to the Secretary of the Company at The Navigators Group, Inc., Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication-name of specific director or directors”. All such letters must identify the author as a Stockholder and clearly state whether the intended recipients of the letter are all members of the Board or certain specified individual directors. The Secretary of the Company will open such communications and make copies, and then circulate them to the appropriate director or directors.

Form 10-K Annual Report

UPON WRITTEN REQUEST BY A STOCKHOLDER, WE WILL FURNISH THAT PERSON, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR 2009 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. The Form 10-K Annual Report for 2009 provided to Stockholders will not include the documents listed in the exhibit index of the Form 10-K. Upon written request, we will furnish to the Stockholder copies of any exhibits for a nominal charge. Requests should be addressed to The Navigators Group, Inc., Attn: Chantal Barjon, Investor Relations Department, Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573. In addition, we make available through our website at www.navg.com under the Investor Relations — SEC Filings link, free of charge, our Annual Report on Form 10-K including exhibits, quarterly reports on Form 10-Q including exhibits, current reports on Form 8-K including exhibits, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

Solicitation and Expenses of Solicitation

Our officers and employees may solicit proxies. Proxies may be solicited by personal interview, mail and telephone. Brokerage houses and other institutions, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of Common Stock, and will be reimbursed for their reasonable out-of-pocket expenses in forwarding such solicitation material. The costs of preparing this Proxy Statement and all other costs in connection with the solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company. It is estimated that the costs will be nominal.

Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

By Order of the Board of Directors

Emily B. Miner
Secretary

Rye Brook, New York
April 9, 2010

Appendix A

The Navigators Group, Inc.
Amended and Restated 2005 Stock Incentive Plan

A-i

A-ii

A-iii

Page

17.9	Employment Agreement Supersedes Award Agreement	A-24
17.10	Non-Exclusivity of Plan	A-24
17.11	No Trust or Fund Created	A-24
17.12	No Right to Continued Employment or Awards	A-24
17.13	Military Service	A-24
17.14	Construction	A-24
17.15	No Fractional Shares	A-24
17.16	Plan Document Controls	A-24

A-iv

THE NAVIGATORS GROUP, INC.
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

Section 1.  Establishment, Purpose and Duration

1.1  Effective Date and Purpose.  The Navigators Group, Inc., a Delaware corporation (the “Company”), hereby amends and restates The Navigators Group, Inc. Amended 2005 Stock Incentive Plan into The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan (the “Plan”). All awards issued under the prior version of this Plan shall be treated as issued under this Plan and subject to the terms of this Plan, and all Awards issued on or after the effective date of this Plan shall be governed by this Plan. The Plan is intended to attract and retain exceptionally qualified employees, consultants and directors upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. By encouraging employees, consultants and directors of the Company and its subsidiaries to acquire a proprietary interest in the Company’s growth and performance, the Company intends to motivate employees, consultants and directors to achieve long-term Company goals and to more closely align such persons’ interests with those of the Company’s other stockholders. The Plan was recommended to the Board by the Committee and the Board approved the Plan on March 25, 2010, subject to approval by the Company’s stockholders. The Plan became effective on May 26, 2010 (the “Effective Date”), which was the date approval by the Company’s stockholders was obtained.

1.2  Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company to amend or terminate the Plan at any time pursuant to Section 14 hereof, until the earlier to occur of (a) the date all Shares subject to the Plan shall have been purchased or acquired and the Restrictions on all Restricted Stock granted under the Plan shall have lapsed, according to the Plan’s provisions, and (b) 10 years from the Effective Date of the Plan. The termination of the Plan shall not adversely affect any Awards outstanding on the date of such termination.

Section 2.  Definitions

As used in the Plan, in addition to terms elsewhere defined in the Plan, the following terms shall have the meanings set forth below:

2.1  “Annual Incentive Award” means a performance bonus determined under Section 11.

2.2  “Award” means any Option (including a Non-Qualified Stock Option and an Incentive Stock Option), Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Substitute Award, Dividend Equivalent or Annual Incentive Award.

2.3  “Award Agreement” means either (a) a written agreement either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and conditions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company to a Grantee describing the terms and conditions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet, intranet or other non-paper Award Agreement, and the use of electronic, internet, intranet or other non-paper means the acceptance thereof and actions thereunder by a Grantee.

2.4  “Beneficiary” means the Person designated to receive Plan benefits, if any, following the Grantee’s death in accordance with Section 15.

2.5  “Board” means the Board of Directors of the Company.

2.6  “Bonus Opportunity” means a Grantee’s threshold, target and maximum bonus opportunity for a Year, provided that such bonus opportunity shall be either (a) to the extent that the Grantee has entered into an employment agreement with the Company, the threshold, target and maximum bonus levels, if any, specified in the employment agreement for such Year based on the Grantee’s base salary in effect on March 31 of such Year, or (b) if there is no employment agreement in effect between the Company and the Grantee as of the first day of such Year or if the employment agreement does not specify such bonus levels, the percentage of such Grantee’s base salary in effect on the first day of such Year (or such later date as such person is designated as a Grantee) as determined by the Committee in its sole discretion within the first 90 days of such Year (or before such later date as such person is designated as a Grantee).

2.7  “Cause” means, as determined by the Committee, the occurrence of any one of the following: (a) any act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty; (b) a violation of any lawful policy or rule of an Employer, including any applicable code of conduct or ethics; (c) commission of a criminal activity, fraud, embezzlement or any act of moral turpitude; (d) a failure to reasonably cooperate in any investigation or proceeding concerning the Company; (e) any unauthorized disclosure or use of confidential information or trade secrets; or (f) any violation of any restrictive covenant, such as a non-compete, non-solicit or non-disclosure agreement, between an Eligible Person and any Employer; provided, however, that in the event a Grantee is party to an employment agreement with the Company or a Subsidiary that contains a different definition of Cause, the definition of Cause contained in such employment agreement shall be controlling.

2.8  “Change in Control” means the occurrence of one or more of the following:

(a) A Change in the Ownership of the Company. A change in ownership of the Company shall occur on the date that any one Person, or more than one Person acting as a “Group” (as defined below), acquires ownership of stock of the Company that, together with stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, however, that, if any one Person, or more than one Person acting as a Group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Persons is not considered to cause a change in the ownership of the Company.

(b) A Change in the Effective Control of the Company. A change in the effective control of the Company occurs on the date that either:

(i) any one Person, or more than one Person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing 35% or more of the total voting power of the stock of the Company; provided, however, that, if any one Person, or more than one Person acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person or Persons is not considered a change in the effective control of the Company; or

(ii) a majority of the members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election; provided, however, that, if one Person, or more than one Person acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person or Persons is not considered a change in the effective control of the Company.

(c) A Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one Person, or more than one Person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total Gross Fair Market Value (as defined below) equal to all or substantially all of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that, a transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

(i) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(ii) an entity, 50% or more of the total Fair Market Value or voting power of which is owned, directly or indirectly, by the Company;

(iii) a Person, or more than one Person acting as a Group, that owns, directly or indirectly, 50% or more of the total Fair Market Value or voting power of all the outstanding stock of the Company; or

(iv) an entity, at least 50% of the total Fair Market Value or voting power of which is owned, directly or indirectly, by a Person described in clause (iii) of this Section 2.8(c).

For purposes of this definition, “Gross Fair Market Value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, “Group” has the meaning ascribed to such term in Treas. Reg. Section 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C), as applicable.

With respect to Deferred Compensation Awards, stock ownership shall be determined under Section 409A of the Code. For purposes of this definition, any interpretation or determination by the Committee regarding the payment of Deferred Compensation Awards in connection with a Change in Control shall take into account any applicable guidance and regulations in effect under Section 409A of the Code.

2.9  “Code” means the Internal Revenue Code of 1986 (and any successor thereto), as amended from time to time. References to a particular section of the Code include references to regulations and rulings in effect thereunder and to successor provisions.

2.10  “Committee” has the meaning set forth in Section 3.1(a).

2.11  “Common Stock” means common stock, par value $0.10 per share, of the Company.

2.12  “Company” has the meaning set forth in Section 1.1.

2.13  “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is includable in income for federal income tax purposes, is one of the group of “covered employees,” within the meaning of Section 162(m) of the Code, with respect to the Company.

2.14  “Deferred Compensation Award” means an Award that could be subject to liability under Section 409A of the Code and does not qualify for an exemption from the provisions of Section 409A of the Code.

2.15  “Disability” means, as determined by the Committee, a mental or physical illness that entitles the Grantee to receive benefits under the long-term disability plan of an Employer, or if the Grantee is not covered by such a plan or the Grantee is not an employee of an Employer, a mental or physical illness that renders a Grantee totally and permanently incapable of performing the Grantee’s duties for the Company or a Subsidiary. Notwithstanding the foregoing, with respect to any Deferred Compensation Award, Disability shall mean a Grantee’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee. Notwithstanding anything to the contrary in this Section 2.15, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred while participating in a felony criminal offense.

2.16  “Dividend Equivalent” means any right to receive payments equal to dividends or property, if and when paid or distributed, on Shares or Restricted Stock Units.

2.17  “Effective Date” has the meaning set forth in Section 1.1.

2.18  “Eligible Person” means any (a) employee of an Employer, (b) non-employee director of an Employer, (c) employees of a corporation that has been acquired by an Employer, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise who hold options with respect to the stock of such corporation that the Company has agreed to assume, and (d) independent contractors or consultants who render services to an Employer.

2.19  “Employer” means the Company or any Subsidiary.

2.20  “Exchange Act” means the Securities and Exchange Act of 1934, as amended, or any successors thereto, and the rules and regulations in effect thereunder, all as shall be amended from time to time.

2.21  “Exercise Date” means the date the holder of an Award that is subject to exercise delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations and warranties or other documentation as required hereunder, under the applicable Award Agreement or as the Committee may otherwise specify.

2.22  “Fair Market Value” means, as of any applicable date, (a) the closing sales price for one Share on such date as reported on NASDAQ or, if the foregoing does not apply, on such other market system or stock exchange on which the Company’s Common Stock is then listed or admitted to trading, or on the last previous day on which a sale was reported if no sale of a Share was reported on such date, or (b) if the foregoing subsection (a) does not apply, the fair market value of a Share as reasonably determined in good faith by the Board in accordance with Section 409A of the Code. For purposes of subsection (b), the determination of such Fair Market Value by the Board will be made no less frequently than every 12 months and will either (x) use one of the safe harbor methodologies permitted under Treas. Reg. Section 1.409A-1(b)(5)(iv)(B)(2) (or such other similar regulation provision as may be provided) or (y) include, as applicable, the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or other equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through objective means (such as through trading prices or an established securities market or an amount paid in an arms’ length private transaction), and other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the Company, its stockholders or its creditors.

2.23  “Good Reason” has the meaning set forth in the employment agreement by and between the applicable Employer and the Grantee, or, if no such agreement exists or such agreement does not define “good reason” or any term of similar import, “Good Reason” means any of the following acts by an Employer, without the consent of the Grantee (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Grantee): (a) a material diminution in the Grantee’s position, authority, duties or responsibilities as in effect immediately prior to the Change in Control, (b) a material reduction in the Grantee’s base salary from his or her highest base salary in effect at any time within 12 months preceding a Change in Control, (c) failure to continue the Grantee’s participation in any compensation plan in which he or she participated immediately prior to the Change in Control (or in a substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Grantee’s participation relative to similarly situated employees, or (d) requiring the Grantee to be based at any office or location more than 50 miles from the location at which the Grantee was stationed immediately prior to the Change in Control.

2.24  “Grant Date” means the date on which an Award is granted, which date may be specified in advance by the Committee.

2.25  “Grantee” means an Eligible Person who has been granted an Award.

2.26  “Incentive Stock Option” means an Option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code.

2.27  “including” or “includes” means “including, but not limited to,” or “includes, but is not limited to,” respectively.

2.28  “Non-Qualified Stock Option” means an Option granted under Section 6 that is not intended to be an Incentive Stock Option.

2.29  “Option” means an Incentive Stock Option or Non-Qualified Stock Option.

2.30  “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.31  “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code contained in Section 162(m)(4)(C) of the Code (including, to the extent applicable, the special provision for options thereunder).

2.32  “Performance Goal” means the objective or subjective criteria determined by the Committee, the degree of attainment of which will affect (a) in the case of an Award other than an Annual Incentive Award, the amount of the Award the Grantee is entitled to receive or retain, and (b) in the case of an Annual Incentive Award, the portion of the individual’s Bonus Opportunity potentially payable as an Annual Incentive Award. Performance Goals may contain threshold, target and maximum levels of achievement and, to the extent the Committee intends an Award (including an Annual Incentive Award) to comply with the Performance-Based Exception, the Performance Goals shall be chosen from among the Performance Measures set forth in Section 4.4(a).

2.33  “Performance Measures” has the meaning set forth in Section 4.4(a).

2.34  “Performance Period” means that period established by the Committee at the time any Performance Unit is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.35  “Performance Unit” means any grant pursuant to Section 10 of (i) a bonus consisting of cash or other property, including Shares, the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any performance goals specified by the Committee, or (ii) a unit valued by reference to a designated amount of property other than Shares.

2.36  “Person” means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.37  “Plan” has the meaning set forth in Section 1.1 of this Plan, and also includes any appendices hereto.

2.38  “Restricted Stock” means any Share issued as an Award under the Plan that is subject to Restrictions.

2.39  “Restricted Stock Unit” means the right granted as an Award under the Plan to receive a Share, conditioned on the satisfaction of Restrictions imposed by the Committee, which Restrictions may be time-based, performance-based or based upon the occurrence of one or more events or conditions.

2.40  “Restrictions” means any restriction on a Grantee’s free enjoyment of the Shares or other rights underlying Awards, including (a) that the Grantee or other holder may not sell, transfer, pledge, or assign a Share or right, and (b) such other restrictions as the Committee may impose in the Award Agreement (including any restriction on the right to vote such Share and the right to receive any dividends). Restrictions may be based upon the passage of time or the satisfaction of performance criteria or the occurrence of one or more events or conditions, and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date or the occurrence of such event or the satisfaction of such other criteria as the Committee shall determine.

2.41  “Retirement” means (a) for an employee, the Termination of Service, other than for Cause or by reason of his or her death or Disability, on or after the earlier to occur of (i) the first day of the calendar month in which his or her 65th birthday occurs and (ii) the date on which he or she has both attained age 55 and completed 10 years of service with an Employer, as determined pursuant to the service rules described in The Navigators Group, Inc. Money Purchase Plan or (b) for a non-employee director, the Termination of Service, other than for Cause or by reason of his or her death, on or after the first day of the calendar month in which his or her 65th birthday occurs. Notwithstanding the foregoing: (i) with respect to any Grantee, who prior to the Effective Date met the definition of “Retirement” under The Navigators Group, Inc. Amended 2005 Stock Incentive Plan, shall continue to meet the definition of “Retirement” under this Plan; and (ii) with respect to any Award other than a Deferred Compensation Award, for a Grantee to satisfy the definition of “Retirement” under this Plan, the Committee must approve the treatment of a Termination of Service as a retirement.

2.42  “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.43  “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.44  “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.45  “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.46  “Settlement Date” means the payment date for Restricted Stock Units, as set forth in Section 9.3(b) or 17.6, as applicable.

2.47  “Share” means a share of the Common Stock.

2.48  “Stock Appreciation Right” or “SAR” means a right granted as an Award under the Plan to receive, as of the date specified in the Award Agreement, an amount equal to the number of Shares with respect to which the SAR is exercised, multiplied by the excess of (a) the Fair Market Value of one Share on the Exercise Date over (b) the Strike Price.

2.49  “Strike Price” means the per Share price used as the baseline measure for the value of a SAR, as specified in the applicable Award Agreement.

2.50  “Subsidiary” means any Person that directly, or through one or more intermediaries, is controlled by the Company and that would be treated as part of a single controlled group of corporations with the Company under Sections 414(b) and 414(c) of the Code if the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Sections 1563(a)(1), (2) and (3) of the Code and Treas. Reg. Section 1.414(c)-2.

2.51  “Substitute Award” has the meaning set forth in Section 5.6.

2.52  “Term” means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled.

2.53  “Termination of Service” occurs (a) on the first day on which an individual is for any reason no longer providing services to an Employer in the capacity of an employee, director, independent contractor or consultant or (b) with respect to an individual who is an employee, independent contractor or consultant to a Subsidiary, the first day on which such entity ceases to be a Subsidiary of the Company and such individual is no longer providing services to the Company or another Subsidiary; provided, however, that the Committee shall have the discretion to determine when a Grantee, who terminates services as an employee, but continues to provide services in the capacity of a consultant or independent contractor immediately following such termination, has incurred a Termination of Service. Notwithstanding the foregoing, in the case of a Deferred Compensation Award, Termination of Service shall mean a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1(h) or as permitted under Section 409A of the Code.

2.54  “Year” means a calendar year.

Section 3.  Administration

3.1  Committee.

(a) Subject to Section 3.2, the Plan shall be administered by the Compensation Committee of the Board unless otherwise determined by the Board (the ‘‘Committee”). The members of the Committee shall be appointed by the Board from time to time and may be removed by the Board from time to time. To the extent the Board considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Section 162(m) of the Code and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b) Subject to Section 4.4(c), the Committee may delegate, to the fullest extent permitted under Delaware General Corporation Law, to the Chief Executive Officer or Chief Financial Officer of the Company any or all of the authority of the Committee with respect to the grant of Awards to Grantees, other than Grantees who are executive officers, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

3.2  Powers of the Committee.  Subject to and consistent with the provisions of the Plan, the Committee shall have full power and authority and sole discretion as follows:

(a) to determine when, to whom (i.e., what Eligible Persons) and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award (including conditions intended to comply with Section 409A of the Code, the number of Shares or the amount of cash or other property to which an Award will relate, any Option Price or Strike Price, grant price or purchase price, any limitation or Restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictive covenants, restrictions on exercisability or transferability, any performance goals, including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit (including any Bonus Opportunity) payable under any Award and to determine whether any performance or vesting conditions, including Performance Measures or Performance Goals, have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards;

(e) to determine the Term, as applicable;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Stock, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Stock (including Restricted Stock acquired upon the exercise of an Option) shall be forfeited and whether such Shares shall be held in escrow or other custodial arrangement;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time or to extend the period subsequent to the Termination of Service within which an Award may be exercised;

(h) to determine with respect to Awards granted to Eligible Persons, whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (for purposes of limiting loss of deductions pursuant to Section 162(m) of the Code or otherwise) and to provide for the payment of interest or other rate of return determined with reference to a predetermined actual investment or independently set interest rate, or with respect to other bases permitted under Section 162(m) or 409A of the Code, for the period between the date of exercise and the date of payment or settlement of the Award;

(i) to make such adjustments or modifications to Awards to Grantees who are working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law and to establish sub-plans for an Eligible Person outside the United States with such provisions as are consistent with the Plan as may be suitable in other jurisdictions;

(j) to determine whether a Grantee has a Disability or a Retirement;

(k) to determine whether and under what circumstances a Grantee has incurred a Termination of Service (e.g., whether Termination of Service was for Cause);

(l) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(m) without the consent of the Grantee, to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2)

affecting an Employer or the financial statements of an Employer, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(n) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(o) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee (except as provided in this Section 3.2(o) and Sections 5.5 and 14.2), to amend any such Award Agreement at any time; provided, however, that the consent of the Grantee shall not be required for any amendment (i) that does not adversely affect the rights of the Grantee, or (ii) that is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or regulation or change in an existing applicable law or regulation or interpretation thereof, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(p) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee, and including requiring the Grantee to enter into restrictive covenants;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations, including factual determinations, as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, any Grantee, any Eligible Person, any Person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

All determinations of the Committee shall be made by a majority of its members; provided, however, that any determination affecting any Awards made or to be made to a member of the Committee may, at the Board’s election, be made by the Board.

Section 4.  Shares Subject to the Plan and Adjustments

4.1  Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.2, the aggregate number of Shares which may be delivered under the Plan shall be the Shares available under the prior version of the Plan (i.e., 1,500,000 Shares) (the “Available Shares”). For purposes of this Section 4.1(a), each Share delivered pursuant to the Plan shall reduce the Available Shares by one (1) Share. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be or become available for grant under the Plan. If any Award is settled in cash, the Shares subject to such Award that are not delivered shall be again or become available for grants under the Plan.

(b) The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares that have been delivered pursuant to the Plan. Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

(c) The maximum number of shares of Common Stock that may be issued under the Plan in this Section 4.1 shall not be affected by (i) the payment in cash of dividends or Dividend Equivalents in connection with outstanding Awards or (ii) any Shares required to satisfy Substitute Awards.

4.2  Adjustments in Authorized Shares and Awards.

(a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split or combination, forward or reverse merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (iv) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares are subject, and (v) the number of Shares with respect to which Awards may be granted to a Grantee; provided, however, in each case, that with respect to Awards of Incentive Stock Options intended to continue to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause the Incentive Stock Option to fail to continue to qualify under Section 424(a) of the Code; provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Notwithstanding Section 4.2(a), any adjustments made pursuant to Section 4.2(a) shall be made in such a manner as to ensure that after such adjustment, the Awards continue not to be deferred compensation subject to Section 409A of the Code (or if such Awards are already subject to Code Section 409A, so as not to give rise to adverse tax consequences under Section 409A of the Code).

4.3  Compliance With Section 162(m) of the Code.

(a) Section 162(m) Compliance.  To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, Sections 4.3 and 4.4 shall apply. In the event that changes are made to Section 162(m) of the Code to permit flexibility with respect to any Awards available under the Plan, the Committee may, subject to this Sections 4.3, make any adjustments to such Awards as it deems appropriate.

(b) Annual Individual Limitations.  No Grantee may be granted Awards for Options, or SARs with respect to a number of Shares in any one calendar year exceeding 500,000 Shares. No Grantee may be granted Awards for Restricted Stock, Restricted Stock Units or Performance Units (or any other Award, other than Options or SARs, that is determined by reference to the value of Shares or appreciation in the value of Shares) with respect to a number of Shares in any one calendar year exceeding 250,000 Shares. If an Award denominated in Shares is cancelled, the Shares subject to the cancelled Award continue to count against the maximum number of Shares which may be granted to a Grantee in any calendar year. All Shares specified in this Section 4.3(b) shall be adjusted to the extent necessary to reflect adjustments to Shares required by Section 4.2. No Grantee may be granted a cash Award, the maximum payout for which would exceed $3,000,000 during any calendar year. No Grantee may be granted a cash Award for a Performance Period of more than one Year, the maximum payout for which would exceed $5,000,000.

4.4  Performance Based Exception Under Section 162(m).

(a) Performance Measures.  Subject to Section 4.4(d), unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Section 4.4(a), for Awards (other than Options and SARs) designed to qualify for the Performance-Based Exception, the objective performance criteria shall be based upon one or more of the following (each a “Performance Measure”):

(i) Earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-Share basis),

(ii) Earnings (either in the aggregate or on a per-Share basis),

(iii) Net income or loss (either in the aggregate or on a per-Share basis),

(iv) Operating profit,

(v) Cash flow (either in the aggregate or on a per-Share basis),

(vi) Free cash flow (either in the aggregate on a per-Share basis),

(vii) Costs,

(viii) Gross or net revenues,

(ix) Reductions in expense levels,

(x) Operating and maintenance cost management and employee productivity,

(xi) Share price or total shareholder return (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time),

(xii) Net economic value,

(xiii) Economic value added,

(xiv) Return on shareholders’ equity,

(xv) Book value per share,

(xvi) Aggregate product unit and pricing targets,

(xvii) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures,

(xviii) Achievement of objectives relating to diversity, employee turnover or other human capital metrics,

(xix) Results of customer satisfaction surveys, and/or

(xx) Debt ratings, debt leverage and debt service;

Provided, however, that applicable Performance Measures may be applied on a pre- or post-tax basis; provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

(b) Flexibility in Setting Performance Measures.  For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Subsidiaries; and may apply either alone or relative to the performance of other companies (including groups of companies), businesses or individuals (including industry or general market indices).

(c) Adjustments.  The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

(d) Changes to Performance Measures.  In the event that applicable laws, rules or regulations change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Section 5.  Eligibility and General Conditions of Awards

5.1  Eligibility.  The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

5.2  Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3  General Terms and Termination of Service.  Except as provided in an Award Agreement or as otherwise provided below in this Section 5.3, all Options or SARs that have not been exercised, or any other Awards that remain subject to Restrictions or which are not otherwise vested or exercisable, at the time of a Termination of Service shall be cancelled and forfeited to the Company. Any Restricted Stock that is forfeited by the Grantee upon Termination of Service shall be reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.

(a) Options and SARS.  Except as otherwise provided in an Award Agreement or in Section 12:

(i) If the Grantee, who is an employee or director of an Employer, incurs a Termination of Service due to his or her Disability or Retirement, such Grantee’s outstanding and unvested Options and SARs will become fully vested and exercisable at the time of such Termination of Service, and all of such Grantee’s outstanding Options and SARs will remain exercisable for a period of six (6) months from the date of such Termination of Service (but not beyond the original Term). To the extent the Options or SARs are not exercised at the end of such period, the Options or SARs will be immediately cancelled and forfeited to the Company.

(ii) If the Grantee incurs a Termination of Service due to his or her death, such Grantee’s outstanding and unvested Options and SARs will become fully vested and exercisable at the time of such Termination of Service, and all of such Grantee’s outstanding Options and SARs will remain exercisable for a period of six months (but not beyond the original Term) after the date of the qualification of a representative of his or her estate. To the extent the Options or SARs are not exercised at the end of such period, the Options or SARs shall be immediately cancelled and forfeited to the Company.

(iii) If the Grantee incurs a Termination of Service for Cause, all of such Grantee’s Options and SARs, whether vested or unvested, will be immediately canceled and forfeited to the Company.

(iv) If the Grantee incurs a Termination of Service for any reason other than as described in Sections 5.3(a)(i) through (iii) or in Section 12, the Grantee’s outstanding Options and SARs may thereafter be exercised, to the extent they were vested and exercisable at the time of such Termination of Service, for a period of 90 days from the date of such Termination of Service (but not beyond the original Term). To the extent the Options or SARs are not exercised at the end of such 90 day period, the Options or SARs shall be immediately cancelled and forfeited to the Company. To the extent the Options and SARs are not vested and exercisable at the date of such Termination of Service, they shall be immediately cancelled and forfeited to the Company.

(b) Restricted Stock.  Except as otherwise provided in an Award Agreement or in Section 12:

(i) If Termination of Service by a director or employee occurs by reason of the Grantee’s Disability or Retirement, such Grantee’s Restricted Stock shall become immediately vested and no longer subject to the applicable Restrictions.

(ii) If the Grantee incurs a Termination of Service by reason of death, such Grantee’s Restricted Stock shall become immediately vested and no longer subject to the applicable Restrictions.

(iii) If the Grantee incurs a Termination of Service for any reason other than as described in Section 5.3(b)(i) or (ii) while the Grantee’s Restricted Stock is subject to a Restriction(s), all of such Grantee’s Restricted Stock that is unvested or still subject to Restrictions shall be forfeited by the Grantee and must be immediately delivered to the Company.

(c) Dividend Equivalents.  If Dividend Equivalents have been credited (but not yet paid to the Grantee) with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalents credited in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company.

(d) Performance Awards.  The Committee may provide in an Award Agreement that the Grantee’s Performance Awards vest upon a Termination of Service; provided that the accelerated vesting of any Award intended to meet the Performance-Based Exception shall be limited to an acceleration described in Section 12.1 and a Termination of Service because of the Grantee’s death or Disability.

(e) Restricted Stock Units.  Unless otherwise provided in an Award Agreement, Restricted Stock Units will vest pursuant to Section 9.2(b) and the Grantee will forfeit any Award of Restricted Stock Units that are unvested at the Grantee’s Termination of Service date. The Committee has the discretion to provide, in the Award Agreement at the time of Grant, that Restricted Stock Units will vest upon a Termination of Service, subject to the following:

(i) Vesting acceleration that does not create a Deferred Compensation Award.  If the Award Agreement limits the Termination of Service events that cause the Restricted Stock Units to become fully vested to those that do not create a Deferred Compensation Award, then the Restricted Stock Units will be paid pursuant to Section 9.3.

(ii) Vesting acceleration that creates a Deferred Compensation Award.  If the Award Agreement provides that vesting may be accelerated by any event that causes the Restricted Stock Units to be a Deferred Compensation Award (e.g., full vesting at Retirement), then the Award Agreement must specify each event that may result in the payment of the Award and the timing of each such payment, as described in Section 17.6(c).

(f) Waiver by Committee.  Notwithstanding the foregoing provisions of this Section 5.3, the Committee may in its sole discretion as to all or part of any Award as to any Grantee, at the time the Award is granted or thereafter, determine that Awards shall become exercisable or vested upon a Termination of Service, determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Service, extend the period for exercise of Options or SARs following Termination of Service (but not beyond the original Term), or provide that any Award shall in whole or in part not be forfeited upon such Termination of Service. Notwithstanding the preceding sentence, the Committee shall not have the authority under this Section 5.3(e) to take any action with respect to an Award to the extent that such action would cause an Award that is not intended to be deferred compensation subject to Section 409A of the Code to be subject thereto (or if such Awards are already subject to Section 409A of the Code, so as not to give rise to liability under Section 409A of the Code), unless the Grantee consents to such application of Section 409A of the Code.

5.4  Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any Employer; provided, however, that the designation of a Beneficiary to receive benefits in the event of the Grantee’s death or the transfer of Restricted Stock by the Grantee to the Company shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of this Section 5.4(b). If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a Beneficiary or Beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, Beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(c) Nothing herein shall be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.

5.5  Cancellation and Rescission of Awards.  Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised or unsettled Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or is in violation of any restrictive covenant or other agreement with an Employer.

5.6  Substitute Awards.  The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 5.6, “Substitute Award” means an Award granted under the Plan in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination (“Acquisition Date”) in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

5.7  Exercise by Non-Grantee.  If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by such documentation as may reasonably be required by the Committee, including, without limitation, evidence of authority of such Person or Persons to exercise the Award and, if the Committee so specifies, evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

5.8  No Cash Consideration for Awards.  Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

Section 6.  Stock Options

6.1  Grant of Options.  Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2  Award Agreement.  Each Option grant shall be evidenced by an Award Agreement in such form as the Committee may approve that shall specify the Grant Date, the Option Price, the Term (which shall not exceed 10 years from its Grant Date unless the Committee otherwise specifies in the Award Agreement), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions (including Restrictions) not inconsistent with the provisions of the Plan as the Committee shall determine.

6.3  Option Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a

Share on the Grant Date. Subject to the adjustment allowed in Section 4.2, neither the Committee nor the Board shall have the authority or discretion to change the Option Price of any outstanding Option. Without the approval of shareholders, neither the Committee nor the Board will amend or replace previously granted Options or SARs in a transaction that constitutes “repricing,” which for this purpose means any of the following or any action that has the same effect: (a) lowering the exercise price of an Option or SAR after it is granted; (b) any other action that is treated as a repricing under generally accepted accounting principles; (c) cancelling an Option or SAR at a time when its exercise prices exceeds the Fair Market Value of the underlying Stock, in exchange for another Option or SAR, Restricted Stock, other equity, cash or other property; provided, however, that the foregoing transactions shall not be deemed a repricing if done pursuant to an adjustment authorized under Section 4.2.

6.4  Vesting.  Unless otherwise specified in the applicable Award Agreement, in Section 5.3(a) or in Section 12, Options will become vested and exercisable as follows

(i) On the first anniversary of the Grant Date, 25% of the Options awarded to the Grantee in the applicable Award Agreement;

(ii) On the second anniversary of the Grant Date, an additional 25% of the Options awarded to the Grantee in the applicable Award Agreement;

(iii) On the third anniversary of the Grant Date, an additional 25% of the Options awarded to the Grantee in the applicable Award Agreement; and

(iv) On the fourth anniversary of the Grant Date, the remaining 25% of the Options awarded to the Grantee in the applicable Award Agreement.

6.5  Grant of Incentive Stock Options.  At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined below);

(b) shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a ‘‘10% Owner”), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall have a Term of not more than 10 years (five years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other equity incentive plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”), within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a Beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

For purposes of this Section 6.5, “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Sections 3.2(o) and 14.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.6  Exercise and Payment.

(a) Except as may otherwise be provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice (“Notice”) to the Company setting forth the number of Shares to be exercised, accompanied by full payment (including any applicable tax withholding) for the Shares made by any one or more of the following means on the Exercise Date (or such other date as may be permitted in writing by the Secretary of the Company):

(i) cash, personal check or wire transfer; or

(ii) subject to applicable law, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of applicable withholding taxes payable by Grantee by reason of such exercise.

(b) Except as otherwise set forth and as otherwise determined by the Committee at the time of grant, an Option may be exercised either in whole or with respect to not less than 500 Shares at any one time. Notwithstanding the foregoing, in the event that the vested portion of a Grantee’s Option pursuant to Section 6.4 is with respect to less than 500 Shares, such Grantee may exercise the entire vested amount.

(c) At the discretion of the Committee and subject to applicable law, the Company may loan a Grantee all or any portion of the amount payable by the Grantee to the Company upon exercise of the Option on such terms and conditions as the Committee may determine.

(d) If the Option is exercised as permitted by the Plan by any Person other than the Grantee, the Notice shall be accompanied by documentation as may reasonably be required by the Company, including, evidence of authority of such Person or Persons to exercise the Option.

(e) At the time a Grantee exercises an Option or to the extent provided by the Committee in the applicable Award Agreement, in lieu of accepting payment of the Option Price of the Option and delivering the number of Shares of Common Stock for which the Option is being exercised, the Committee may direct that the Company either (i) pay the Grantee a cash amount, or (ii) issue a lesser number of Shares of Common Stock, in any such case, having a Fair Market Value on the Exercise Date equal to the amount, if any, by which the aggregate Fair Market Value (or such other amount as may be specified in the applicable Award Agreement, in the case of an exercise occurring concurrent with a Change in Control) of the Shares of Common Stock as to which the Option is being exercised exceeds the aggregate Option Price for such Shares, based on such terms and conditions as the Committee shall establish.

Section 7.  Stock Appreciation Rights

7.1  Grant of SARs.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person on a standalone basis only (i.e., not in tandem with an

Option). The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2  Award Agreements.  Each SAR shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined from time to time by the Committee. Unless a shorter Term is provided in the Award Agreement, a SAR grant shall have a Term 10 years from the date of grant of the SAR.

7.3  Strike Price.  The Strike Price of a SAR shall be determined by the Committee in its sole discretion; provided, however, that the Strike Price shall not be less than 100% of the Fair Market Value of a Share on the Grant Date of the SAR.

7.4  Vesting.  Unless otherwise provided in the Award Agreement, Section 5.3(a) or Section 12 awarding the SARs, Shares subject to a SAR shall become vested and exercisable as follows:

(i) On the first anniversary of the Grant Date, 25% of the SARs awarded to the Grantee in the applicable Award Agreement;

(ii) On the second anniversary of the Grant Date, an additional 25% of the SARs awarded to the Grantee in the applicable Award Agreement;

(iii) On the third anniversary of the Grant Date, an additional 25% of the SARs awarded to the Grantee in the applicable Award Agreement; and

(iv) On the fourth anniversary of the Grant Date, the remaining 25% of the SARs awarded to the Grantee in the applicable Award Agreement.

7.5  Exercise and Payment.

(a) Except as may otherwise be provided by the Committee in an Award Agreement, SARs shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the SAR is to be exercised.

(b) Upon exercise of a SAR, a Grantee shall be entitled to receive the number of Shares, rounded down to the nearest whole Share, the fair market value of which, in the aggregate, equals the Fair Market Value of the number of Shares representing the SARs exercised less the Strike Price of such SARs.

(c) Except as otherwise set forth and as otherwise determined by the Committee at the time of grant, a SAR may be exercised either in whole or with respect to the appreciation of not less than 500 Shares at any one time. Notwithstanding the foregoing, in the event that the vested portion of a Grantee’s SAR pursuant to Section 7.4 is with respect to less than 500 Shares, such Grantee may exercise the entire vested amount.

(d) No payment of a SAR shall be made unless applicable tax withholding requirements have been satisfied in accordance with Section 16.1 or otherwise. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.6  Grant Limitations.  The Committee may at any time impose any other limitations or Restrictions upon the exercise of SARs which it deems necessary or desirable in order to achieve desirable tax results for the Grantee or the Company.

Section 8.  Restricted Stock

8.1  Grant of Restricted Stock.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Eligible Person in such amounts as the Committee shall determine.

8.2  Award Agreement.  Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Award, and such other provisions not inconsistent with the provisions of this Plan as the Committee shall determine. The Committee may impose such Restrictions on any Award of Restricted Stock as it deems appropriate, including time-based Restrictions,

Restrictions based upon the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or Restrictions under applicable securities laws.

8.3  Vesting.  Except as otherwise provided in the Award Agreement, Section 5.3(b) or Section 12, Shares subject to a Restricted Stock Award shall become vested as specified herein (thereafter being referred to as “Unrestricted Stock”):

(i) On the first anniversary of the Grant Date, 25% of the Restricted Stock awarded to the Grantee in the applicable Award Agreement;

(ii) On the second anniversary of the Grant Date, an additional 25% of the Restricted Stock awarded to the Grantee in the applicable Award Agreement;

(iii) On the third anniversary of the Grant Date, an additional 25% of the Restricted Stock awarded to the Grantee in the applicable Award Agreement; and

(iv) On the fourth anniversary of the Grant Date, the remaining 25% of the Restricted Stock awarded to the Grantee in the applicable Award Agreement.

For purposes of calculating the number of Shares of Restricted Stock that become Unrestricted Stock as set forth above, Share amounts shall be rounded to the nearest whole Share amount.

8.4  Effect of Forfeiture.  If Restricted Stock is forfeited, such Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Stock.

8.5  Escrow; Legends.  The Committee may provide that the certificates for any Restricted Stock (a) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock becomes nonforfeitable or is forfeited and/or (b) shall bear a legend restricting the transfer of such Restricted Stock under the Plan, as follows, unless modified by the Committee:.

THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE NAVIGATORS GROUP INC., INCENTIVE COMPENSATION PLAN (THE “PLAN”) APPLICABLE TO RESTRICTED SHARES AND TO THE RESTRICTED SHARE AGREEMENT DATED          (THE “AGREEMENT”), AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE NAVIGATORS GROUP INC..

If any Restricted Stock becomes nonforfeitable, the Company shall cause certificates for such Shares to be delivered without such legend or shall cause a release of restrictions on a book entry account maintained by the Company’s transfer agent.

8.6  Stockholder Rights in Restricted Stock.  Restricted Stock, whether held by a Grantee or in escrow or other custodial arrangement by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Stock, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be subject to the same restrictions and other terms as apply to the Shares of Restricted Stock with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

Section 9.  Restricted Stock Units

9.1  Grant of Restricted Stock Units.  Subject to and consistent with the provisions of the Plan and applicable requirements of Sections 409A(2), (3) and (4) of the Code, the Committee, at any time and from time to time, may grant Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. A Grantee shall have no voting rights in Restricted Stock Units.

9.2  Award Agreement.  Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan and Section 409A of the Code.

(a) The Committee may impose such Restrictions on Restricted Stock Units, including Restrictions based on the passage of time, achievement of specific performance goals, time-based Restrictions following the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or Restrictions under applicable securities laws.

(b) Except as otherwise provided in the Award Agreement, Section 5.3(e) or Section 12, Restricted Stock Units shall become vested as specified herein:

(i) On the first anniversary of the Grant Date, 25% of the Restricted Stock Units awarded to the Grantee in the applicable Award Agreement;

(ii) On the second anniversary of the Grant Date, an additional 25% of the Restricted Stock Units awarded to the Grantee in the applicable Award Agreement;

(iii) On the third anniversary of the Grant Date, an additional 25% of the Restricted Stock Units awarded to the Grantee in the applicable Award Agreement; and

(iv) On the fourth anniversary of the Grant Date, the remaining 25% of the Restricted Stock Units awarded to the Grantee in the applicable Award Agreement.

9.3  Crediting Restricted Stock Units.  The Company shall establish an account (“RSU Account”) on its books for each Eligible Person who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Grantee’s RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

(a) Crediting of Dividend Equivalents.  The Committee may, in its discretion, pay dividends or otherwise make distributions with respect to Shares. Any such Dividend Equivalents shall be credited to RSU Accounts on all Restricted Stock Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the RSU Account in the form of additional Restricted Stock Units in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution. The Restrictions on the Restricted Stock Units represented by such Dividend Equivalents shall lapse simultaneously with the Restrictions on the Restricted Stock Units on which such Dividend Equivalents were paid.

(b) Settlement of RSU Accounts.  The Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary, as applicable) a number of Shares equal to the whole number of Shares underlying the Restricted Stock Units then credited to the Grantee’s RSU Account (or a specified portion in the event of any partial settlement); provided, however, that any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Stock Unit. Unless otherwise provided in an Award Agreement, the Settlement Date for all Restricted Stock Units credited to a Grantee’s RSU Account shall be the as soon as administratively practical following when Restrictions applicable to an Award of Restricted Stock Units have lapsed, but in no event shall such Settlement Date be later than March 15 of the calendar year following the calendar year in which the Restrictions applicable to an Award of Restricted Stock Units have lapsed.

Section 10.  Performance Units

10.1  Grant of Performance Units.  Subject to and consistent with the provisions of the Plan, Performance Units may be granted to any Eligible Person in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined from time to time by the Committee.

10.2  Value/Performance Goals.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number or value of Performance Units that will be paid to the Grantee at the end of the Performance Period. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The performance goals for Awards of Performance Units shall be set by the Committee at threshold, target and maximum performance levels with the number or value of the Performance Units payable tied to the degree of attainment of the various performance levels during the Performance Period. No payment shall be made with respect to a Performance Unit Award if the threshold performance level is not satisfied. If performance goals are attained between the threshold and target performance levels or between the target and maximum performance levels, the number or value of Performance Units under such Award shall be determined by linear interpolation, unless otherwise provided in an Award Agreement. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be based on objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

10.3  Earning of Performance Units.  Except as provided in Section 12, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to payment based on the level of achievement of performance goals set by the Committee and as described in Section 10.2. If the Performance Unit is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled. At the discretion of the Committee, the Award Agreement may specify that an Award of Performance Units is payable in cash, Shares, Restricted Stock or Restricted Stock Units.

10.4  Adjustment on Change of Position.  If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

10.5  Dividend Rights.  At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units that have been earned, but not yet delivered to the Grantee.

Section 11.  Annual Incentive Awards

11.1  Annual Incentive Awards.  Subject to and consistent with the provisions of the Plan, Annual Incentive Awards may be granted to any Eligible Person in accordance with the provisions of this Section 11. The Committee shall designate the individuals eligible to be granted an Annual Incentive Award for a Year. In the case of an Annual Incentive Award intended to qualify for the Performance-Based Exception, such designation shall occur within the first 90 days of such year. The Committee may designate an Eligible Person as eligible for a full Year or for a period of less than a full Year. The opportunity to be granted an Annual Incentive Award shall be evidenced by an Award Agreement or in such form as the Committee may approve, which shall specify the individual’s Bonus Opportunity, the Performance Goals, and such other terms not inconsistent with the Plan as the Committee shall determine.

11.2  Determination of Amount of Annual Incentive Awards.

(a) Aggregate Maximum.  The Committee may establish guidelines as to the maximum amount of Annual Incentive Awards payable for any Year.

(b) Establishment of Performance Goals and Bonus Opportunities.  The Committee shall establish Performance Goals for the Year (which may be the same or different for some or all Eligible Persons) and shall establish the threshold, target and maximum Bonus Opportunity for each Grantee for the attainment of specified threshold, target and maximum Performance Goals. In the case of an Annual Incentive Award intended to qualify for the Performance-Based Exception, such designation shall occur within the first 90 days of the Year. Performance Goals and Bonus Opportunities may be weighted for different factors and measures as the Committee shall determine.

(c) Committee Certification and Determination of Amount of Annual Incentive Award.  The Committee shall determine and certify in writing the degree of attainment of Performance Goals as soon as administratively practicable after the end of each Year but not later than 60 days after the end of such Year. The Committee shall determine an individual’s maximum Annual Incentive Award based on the level of attainment of the Performance Goals (as certified by the Committee) and the individual’s Bonus Opportunity. The Committee reserves the discretion to reduce (but not below zero) the amount of an individual’s Annual Incentive Award below the maximum Annual Incentive Award. The determination of the Committee to reduce (or not pay) an individual’s Annual Incentive Award for a Year shall not affect the maximum Annual Incentive Award payable to any other individual. No Annual Incentive Award intended to qualify for the Performance-Based Exception shall be payable to an individual unless at least the threshold Performance Goal is attained.

(d) Termination of Service.  If a Grantee has a Termination of Service during the Year, the Committee may, in its absolute discretion and under such rules as the Committee may from time to time prescribe, authorize the payment of an Annual Incentive Award to such Grantee in accordance with the foregoing provisions of this Section 11.2 and in the absence of such determination by the Committee the Grantee shall receive no Annual Incentive Award for such Year.

11.3  Time of Payment of Annual Incentive Awards.  Annual Incentive Awards shall be paid as soon as administratively practicable after the Committee determines the amount of the Award payable under Section 11 but not later than two and one-half months after the end of such Year.

11.4  Form of Payment of Annual Incentive Awards.  An individual’s Annual Incentive Award for a Year shall be paid in cash, Shares, Restricted Stock, Options or any other form of an Award or any combination thereof as provided in the Award Agreement or in such form as the Committee may approve.

Section 12.  Change in Control

12.1  Acceleration of Vesting.  Unless otherwise provided in the applicable Award Agreement, upon the occurrence of (a) an event satisfying the definition of “Change in Control” with respect to a particular Award, and (b) during the one year period immediately following such event, a Grantee’s involuntary Termination of Service without Cause or a Termination of Service for Good Reason by a Grantee, such Grantee’s outstanding and unvested Awards shall become vested, all Restrictions shall lapse and all Performance Goals shall be deemed to be met, as applicable; provided, however, that no payment of an Award shall be accelerated to the extent such payment would cause such Award to be subject to the adverse consequences described in Section 409A of the Code. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem desirable.

12.2  Special Treatment In the Event of a Change in Control.  To maintain the Grantee’s rights upon the occurrence of any event satisfying the definition of “Change in Control” with respect to an Award, the Committee, as constituted before such event, may, in its sole discretion, as to any such Award, either at the time the Award is made hereunder or any time thereafter, take any one or more of the following actions: (i) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (ii) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving entity after such Change in Control. Additionally, in the event of any Change in Control with respect to Options and SARs, the Committee, as constituted before such Change in Control, may, in its sole discretion (except as may be otherwise provided in the Award Agreement): (a) cancel any outstanding unexercised Options or SARs (whether or not vested) that have a per Share Option Price or Strike Price (as applicable) that is greater than the Change in Control Price; or (b) cancel any outstanding unexercised Options or SARs (whether or not vested) that have a per Share Option Price or Strike Price (as applicable) that is less than or equal to the Change in Control Price in exchange for a cash payment of an amount equal to (x) the difference between the Change in Control Price and the Option Price or Strike Price, multiplied by (y) the total number of Shares underlying such Option or SAR that are vested and exercisable at the time of the Change in Control. The Committee may, in its discretion, include such further provisions and limits in any Award Agreement as it may deem desirable. The “Change in Control Price” means the lower of (i) the per Share Fair Market Value as of the date of the Change in Control, or (ii) the price paid per Share as part of the transaction which constitutes the Change in Control.

Section 13.  Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards (other than Options and SARs), on such terms and conditions as the Committee shall determine in accordance with Section 409A of the Code. Unless otherwise provided in the Award Agreement or in Section 9, Dividend Equivalents shall be paid immediately when vested and, in no event, later than March 15 of the calendar year following the calendar year in which such Dividend Equivalents vest. Unless otherwise provided in the Award Agreement or in Section 9, if the Grantee incurs a Termination of Service prior to the date such Dividend Equivalents vest, the Grantee’s right to such Dividend Equivalents shall be immediately forfeited.

Section 14.  Amendments and Termination

14.1  Amendment and Termination.  Subject to Section 14.2, the Board may at any time amend, alter, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, provided that (a) any amendment shall be subject to the approval of the Company’s stockholders if such approval is required by any federal or state law or regulation or any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) any Plan amendment or termination will not accelerate the timing of any payments that constitute deferred compensation under Section 409A of the Code unless such acceleration of payment is permitted by Section 409A of the Code. Subject to the foregoing, the Committee may amend the Plan at any time provided that (i) no amendment shall impair the rights of any Grantee under any Award theretofore granted without such Grantee’s consent, and (ii) any amendment shall be subject to approval or rejection of the Board. The Committee may amend the terms of any Award, prospectively or retroactively, but no such amendment shall impair the rights of any Grantee without such Grantee’s consent, nor shall any such amendment reduce an Option Price or the period of Restrictions. Notwithstanding the foregoing, the Board shall have the authority to amend the Plan and outstanding Awards to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without a Grantee’s consent and without stockholder approval.

14.2  Previously Granted Awards.  Except as otherwise specifically provided in the Plan (including Sections 3.2(o), 5.5, 14.1) or in an Award Agreement, no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Grantee of such Award.

Section 15.  Beneficiary Designation

Each Grantee under the Plan may, from time to time, name any Beneficiary or Beneficiaries (who may be named contingently or successfully) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

Section 16.  Withholding

16.1  Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or a SAR or upon the lapse of Restrictions on an Award or upon payment of any benefit or right under this Plan (the Exercise Date, the date such Restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may be required or may be permitted to elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes, by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld;

(ii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or a SAR or upon the lapse of Restrictions on, or upon settlement of, any other Award, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iii) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or a SAR or in connection with the settlement of any other Award to be satisfied by withholding Shares pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements, unless otherwise provided in the Award Agreement.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.5(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

(c) No Award shall be settled, whether in cash or in Shares, unless the applicable tax withholding requirements have been met to the satisfaction of the Committee.

16.2  Notification under Section 83(b) of the Code.  If the Grantee makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Section 17.  General Provisions

17.1  Governing Law.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, other than its law respecting choice of laws and applicable federal law.

17.2  Severability.  If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

17.3  Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

17.4  Requirements of Law.  The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (or any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee, the Company or a Subsidiary of any applicable law or regulation.

17.5  Securities Law Compliance.  If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any securities exchange or market upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All evidence of Share ownership delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations or other requirements of the SEC, any securities exchange or market upon which Shares are then listed, and any applicable securities law. If so requested by the Company, the Grantee shall make a written representation and warranty to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such registration is not required.

If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

17.6  Section 409A.

(a) To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder shall be administered, operated and interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance in effect thereunder, including without limitation, any such regulations or other guidance that may be issued after the date on which the Board approves the Plan; provided, however, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Grantee under Section 409A of the Code and related Department of Treasury guidance prior to the payment and/or delivery to such Grantee of such amount, the Company may (i) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Section 409A of the Code and related Department of Treasury guidance, including such Department of Treasury guidance and other interpretive materials as may be issued after the date on which the Board approves the Plan.

(b) The Company and its Subsidiaries make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to a Grantee (or his or her beneficiaries, as applicable) results in, or causes in any manner, the application of an accelerated or additional tax, fine or penalty under Section 409A of the Code or otherwise to be imposed, then the Grantee (or his or her beneficiaries, as applicable) shall be solely liable for the payment of, and the Company and its Subsidiaries shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Grantee (or his or her beneficiaries, as applicable) for, any such additional taxes, fines or penalties.

(c) In the case of any Deferred Compensation Award, as may be permitted by the Committee in its discretion and as specified in the Award Agreement, the following permitted events that pay cause the payment of such Award: (i) a specified date (as contemplated by applicable guidance under Section 409A of the Code), (ii) a Change in Control, (iii) the Grantee’s “separation from service” as provided in Section 409A(2)(A)(i) of the Code, (iv) the Grantee’s death, (v) the Grantee’s Disability or (vi) an “unforeseeable emergency” of the Grantee as provided in Section 409A(2)(A)(vi). Any payment due to a “separation from service” by a “specified employee” (as that term is defined in Treas. Reg. Section 1.409A-1(i)) shall be delayed for a period of six months from the Grantee’s Termination of Service date. All payments that would have been made to such Grantee under the Award Agreement but for the required six-month delay described herein will be paid to the Grantee in a lump sum on the six month anniversary of such separation from service date.

17.7  No Rights as a Stockholder.  No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (except as provided in Section 8.6 with respect to Restricted Stock) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her.

17.8  Awards Not Taken Into Account for Other Benefits.  Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-

sharing, bonus, insurance or other employee benefit plan of an Employer, except as such plan shall otherwise expressly provide, or (b) any agreement between an Employer and the Grantee, except as such agreement shall otherwise expressly provide.

17.9  Employment Agreement Supersedes Award Agreement.  In the event a Grantee is a party to an employment agreement with the Company or a Subsidiary that provides for vesting or extended exercisability of equity compensation Awards on terms more favorable to the Grantee than the Grantee’s Award Agreement or this Plan, the employment agreement shall be controlling; provided that (a) if the Grantee is a Section 16 Person, any terms in the employment agreement requiring Compensation Committee of the Board, Board or stockholder approval in order for an exemption from Section 16(b) of the Exchange Act to be available shall have been approved by the Compensation Committee of the Board, the Board or the stockholders, as applicable, and (b) the employment agreement shall not be controlling to the extent the Grantee and Grantee’s Employer agree it shall not be controlling, and (c) an employment agreement or modification to an employment agreement shall be deemed to modify the terms of any pre-existing Award only if the terms of the employment agreement expressly so provide.

17.10  Non-Exclusivity of Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

17.11  No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Grantee or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

17.12  No Right to Continued Employment or Awards.  No employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award. The grant of an Award shall not be construed as giving a Grantee the right to be retained in the employ of the Company or any Subsidiary or to be retained as a director of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time terminate the employment of a Grantee free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

17.13  Military Service.  Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

17.14  Construction.  The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine genders include the other neuter genders. The headings of sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

17.15  No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

17.16  Plan Document Controls.  This Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided that in the event of any inconsistency between this Plan and such Award Agreement, the terms and conditions of the Plan shall control.

Exhibit A

THE NAVIGATORS GROUP, INC.
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

Form of Award Agreement

This STOCK OPTION AGREEMENT (this “Agreement”), dated [          ], is by and between The Navigators Group, Inc., a Delaware corporation (the “Company”), and [          ] (the ‘‘Grantee”).

In accordance with Section 6 of The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan (the “Plan”), and subject to the terms of the Plan and this Agreement, the Company hereby grants to the Grantee an option (the “Option”) to purchase shares of common stock, par value $0.10 per share, of the Company (the “Shares”) on the terms and conditions as set forth below. The Option granted hereby is not intended to constitute an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). All capitalized terms used, but otherwise not defined herein, have the meanings set forth in the Plan.

To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

1.  Grant.  The Committee hereby grants this Option to the Grantee on [          ] (the “Grant Date”) for the purchase from the Company of all or any part of an aggregate of           Shares (subject to adjustment as provided in Section 4.2 of the Plan).

2.  Option Price.  The purchase price of this Option is $      per Share (the ‘‘Option Price”) (subject to adjustment as provided in Section 4.2 of the Plan). The Option Price is equal to 100% of the Fair Market Value of one Share on the Grant Date, as calculated under the Plan.

3.  Term and Vesting of the Option.  The Option Term will expire on the 10th anniversary of the Grant Date, and, except as otherwise provided herein, the vested portion of this Option may be exercised either upon or following the applicable vesting dates (set forth in the table below), as long as such exercise occurs before the expiration of this Option as provided in this Agreement and the Plan. The applicable vesting dates for the Option follow:

Cumulative Percentage
Vesting Date	Exercisable

1st Anniversary of Grant Date	25%
2nd Anniversary of Grant Date	50%
3rd Anniversary of Grant Date	75%
4th Anniversary of Grant Date	100%

Notwithstanding the foregoing provisions of this Paragraph 3, and except as otherwise determined by the Committee, as provided in the Plan or as provided herein, any portion of this Option that is not vested (or otherwise not exercisable) at the time of the Grantee’s Termination of Service with the Company and its Subsidiaries shall not become exercisable after such termination and shall be immediately cancelled and forfeited to the Company.

4.  Exercisability.  In the event the Grantee incurs a Termination of Service for any reason, the Grantee will have such rights with respect to this Option as are provided for in the Plan.

5.  Change in Control.  Upon a Change in Control, the Grantee will have such rights with respect to this Option as are provided for in the Plan.

6.  Exercise of Option.  On or after the date any portion of the Option becomes exercisable, but prior to the expiration of the Option in accordance with Paragraph 3, 4 or 5 above, the portion of the Option that has

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become exercisable may be exercised in whole or in part by the Grantee (or, pursuant to Paragraph 7 hereof, by his or her permitted successor) upon delivery of the following to the Company:

(a) a written notice of exercise that identifies this Agreement and states the number (not less than 500, unless fewer than 500 Shares are eligible for purchase) of whole Shares then being purchased; and

(b) any combination of cash, certified check, personal check or wire transfer payable to the Company, or, unless otherwise prohibited by law for either the Company or the Grantee, an irrevocable authorization of a third party to sell all or a portion of the Shares acquired upon the exercise of the Option and promptly remit to the Company a sufficient portion of the sale proceeds to pay the entire aggregate Option Price and any tax withholdings resulting from such exercise.

Notwithstanding the foregoing, the Grantee (or any permitted successor) shall take whatever additional actions, including, without limitation, the furnishing of an opinion of counsel, and execute whatever additional documents the Company may, in its sole discretion, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed by the Plan, this Agreement or applicable law.

No Shares will be issued upon exercise of the Option until full payment has been made. Upon satisfaction of the conditions and requirements of this Paragraph 6 and the Plan, the Company will either (i) credit the number of Shares in respect of which the Option was exercised to the Grantee through a book entry on the records kept by the Company’s stockholder record keeper or (ii) deliver to the Grantee (or his or her permitted successor) a certificate or certificates for the number of Shares in respect of which the Option will have been exercised. Upon exercise of the Option (or a portion thereof), the Company will have a reasonable time to issue the Common Stock (or credit such Common Stock on the records if applicable) for which the Option has been exercised, and the Grantee will not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such Common Stock is issued and transferred (or credited, if applicable) in the Company’s official stockholder records, except as otherwise provided in the Plan or this Agreement.

7.  Limitation Upon Transfer.  This Option and all rights granted hereunder shall not (a) be transferred by the Grantee, other than by will, by the laws of descent and distribution; (b) be otherwise assigned, pledged or hypothecated in any way; and (c) be subject to execution, attachment or similar process. Any attempt to transfer this Option, other than by will or by the laws of descent and distribution, or to assign, pledge or hypothecate or otherwise dispose of this Option or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the Grantee may designate a Beneficiary to receive benefits in the event of the Grantee’s death. This Option shall be exercised during the Grantee’s lifetime only by the Grantee or the Grantee’s guardian or legal representative.

8.  Amendment.  No discontinuation, modification, or amendment of the Plan may, without the written consent of the Grantee, adversely affect the rights of the Grantee under this Option, except as otherwise provided under the Plan. This Agreement may be amended as provided under the Plan, but no such amendment shall adversely affect the Grantee’s rights under the Agreement without the Grantee’s written consent, unless otherwise permitted by the Plan.

9.  Rights as a Stockholder.  The Grantee will have the rights of a stockholder with respect to the Shares subject to this Option only upon becoming the holder of record of such Shares.

10.  Compliance with Applicable Law.  Notwithstanding anything herein to the contrary, the Company is not obligated to either (a) cause to be issued or delivered any certificates for Shares pursuant to the exercise of this Option, or (b) cause a book entry related to the Shares pursuant to an exercise of this Option to be entered on the records of the Company’s stockholder record keeper unless and until the Company is advised by its counsel that such issuance and delivery (or entry on the records, as applicable) of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. The Company may require, as a condition of such issuance and delivery (or entry on the records, as applicable) of such certificates, and in order to ensure compliance with

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such laws, regulations and requirements, that the Grantee make such covenants, agreements, and representations as the Company, in its sole discretion, considers necessary or desirable.

11.  No Obligation to Exercise Option.  The granting of this Option imposes no obligation upon the Grantee to exercise this Option.

12.  Employment Rights.  This Agreement is not a contract of employment, and the terms of employment of the Grantee or other relationship of the Grantee with the Company or its Subsidiaries shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with the Company or its Subsidiaries, nor shall it interfere with the right of the Company or its Subsidiaries to discharge the Grantee and to treat him or her without regard to the effect that such treatment might have upon him or her as a Grantee.

13.  Withholding.  If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of this Option, the Grantee shall be required to pay such amount to the Company, or make arrangements satisfactory to the Committee regarding the payment of such amount, as provided in Section 16 of the Plan. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee. The Grantee acknowledges and agrees that he or she is responsible for the tax consequences associated with the grant and exercise of this Option.

14.  Successors and Assigns.  Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the succeeding administrators, heirs and legal representatives of the Grantee and the successors and assigns of the Company.

15.  No Limitation on Rights of the Company.  The grant of this Option will not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

16.  Notices.  Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Grantee, to the address appearing on the records of the Company. Such communication or notice shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient. Notwithstanding the foregoing, any notice required or permitted hereunder from the Company to the Grantee may be made by electronic means, including by electronic mail to the Company-maintained electronic mailbox of the Grantee, and the Grantee hereby consents to receive such notice by electronic delivery. To the extent permitted in an electronically delivered notice described in the previous sentence, the Grantee shall be permitted to respond to such notice or communication by way of a responsive electronic communication, including by electronic mail.

17.  Governing Law.  Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware without regard to the principles thereof relating to the conflicts of laws.

18.  Receipt of Plan.  The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Agreement and of the Plan. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretation and determination shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

19.  Condition to Return Signed Agreement.  This Agreement shall be null and void unless the Grantee signs, dates, and returns this Agreement to the Company on or before the 33rd day following the earliest of the date this Agreement is (a) placed in the mail addressed to the Grantee at his or her home address (as contained

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in the Company’s records); (b) delivered to the Grantee at his or her e-mail address as contained in the Company’s e-mail directory; or (c) hand delivered to the Grantee.

20.  Construction.  Notwithstanding any other provision of this Agreement, this Agreement is made and the Awards are granted pursuant to the Plan and are in all respects limited by and subject to the express provisions of the Plan, as amended from time to time. To the extent any provision of this Agreement is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern. The interpretation and construction by the Committee of the Plan, this Agreement and any such rules and regulations adopted by the Committee for purposes of administering the Plan, shall be final and binding upon the Grantee and all other persons.

21.  Entire Agreement.  This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

22.  Waiver; Cumulative Rights.  The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

23.  Counterparts.  This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

24.  Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

25.  Severability.  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

The Navigators Group, Inc.

By:

Name:

Title:

Grantee

By:

Name:

Title:

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THE NAVIGATORS GROUP, INC.
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

Form of Award Agreement

This STOCK OPTION AGREEMENT (this “Agreement”), dated [          ], is by and between The Navigators Group, Inc., a Delaware corporation (the “Company”), and [          ] (the ‘‘Grantee”), an employee of the Company or its Subsidiaries.

In accordance with Section 6 of The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan (the “Plan”), and subject to the terms of the Plan and this Agreement, the Company hereby grants to the Grantee an option (the “Option”) to purchase shares of common stock, par value $0.10 per share, of the Company (the “Shares”) on the terms and conditions as set forth below. The Option granted hereby is intended to constitute an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). All capitalized terms used, but otherwise not defined herein, have the meanings set forth in the Plan.

To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

1.  Grant.  The Committee hereby grants this Option to the Grantee on [          ] (the “Grant Date”) for the purchase from the Company of all or any part of an aggregate of           Shares (subject to adjustment as provided in Section 4.2 of the Plan).

2.  Option Price.  The purchase price of this Option is $      per Share (the ‘‘Option Price”) (subject to adjustment as provided in Section 4.2 of the Plan). The Option Price is equal to 100% (110% if the Grantee is a 10% Owner) of the Fair Market Value of one Share on the Grant Date, as calculated under the Plan.

3.  Term and Vesting of the Option.  The Option Term will expire on the 10th (fifth if the Grantee is a 10% Owner) anniversary of the Grant Date, and, except as otherwise provided herein, the vested portion of this Option may be exercised either upon or following the applicable vesting dates (set forth in the table below), as long as such exercise occurs before the expiration of this Option as provided in this Agreement and the Plan. The applicable vesting dates for the Option follow:

Cumulative Percentage
Vesting Date	Exercisable

1st Anniversary of Grant Date	25%
2nd Anniversary of Grant Date	50%
3rd Anniversary of Grant Date	75%
4th Anniversary of Grant Date	100%

Notwithstanding the foregoing provisions of this Paragraph 3, and except as otherwise determined by the Committee, as provided in the Plan or as provided herein, any portion of this Option that is not vested (or otherwise not exercisable) at the time of the Grantee’s Termination of Service with the Company and its Subsidiaries shall not become exercisable after such termination and shall be immediately cancelled and forfeited to the Company.

4.  Exercisability.  In the event the Grantee incurs a Termination of Service for any reason, the Grantee will have such rights with respect to this Option as are provided for in the Plan.

5.  Change in Control.  Upon a Change in Control, the Grantee will have such rights with respect to this Option as are provided for in the Plan.

6.  Exercise of Option.  On or after the date any portion of the Option becomes exercisable, but prior to the expiration of the Option in accordance with Paragraph 3, 4 or 5 above, the portion of the Option that has

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become exercisable may be exercised in whole or in part by the Grantee (or, pursuant to Paragraph 7 hereof, by his or her permitted successor) upon delivery of the following to the Company:

(a) a written notice of exercise that identifies this Agreement and states the number (not less than 500, unless fewer than 500 Shares are eligible for purchase) of whole Shares then being purchased; and

(b) any combination of cash, certified check, personal check or wire transfer payable to the Company, or, unless otherwise prohibited by law for either the Company or the Grantee, an irrevocable authorization of a third party to sell all or a portion of the Shares acquired upon the exercise of the Option and promptly remit to the Company a sufficient portion of the sale proceeds to pay the entire aggregate Option Price and any tax withholdings resulting from such exercise.

Notwithstanding the foregoing, the Grantee (or any permitted successor) shall take whatever additional actions, including, without limitation, the furnishing of an opinion of counsel, and execute whatever additional documents the Company may, in its sole discretion, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed by the Plan, this Agreement or applicable law.

No Shares will be issued upon exercise of the Option until full payment has been made. Upon satisfaction of the conditions and requirements of this Paragraph 6 and the Plan, the Company will either (i) credit the number of Shares in respect of which the Option was exercised to the Grantee through a book entry on the records kept by the Company’s stockholder record keeper or (ii) deliver to the Grantee (or his or her permitted successor) a certificate or certificates for the number of Shares in respect of which the Option will have been exercised. Upon exercise of the Option (or a portion thereof), the Company will have a reasonable time to issue the Common Stock (or credit such Common Stock on the records if applicable) for which the Option has been exercised, and the Grantee will not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such Common Stock is issued and transferred (or credited, if applicable) in the Company’s official stockholder records, except as otherwise provided in the Plan or this Agreement.

7.  Limitation Upon Transfer.  This Option and all rights granted hereunder shall not (a) be transferred by the Grantee, other than by will, by the laws of descent and distribution; (b) be otherwise assigned, pledged or hypothecated in any way; and (c) be subject to execution, attachment or similar process. Any attempt to transfer this Option, other than by will or by the laws of descent and distribution, or to assign, pledge or hypothecate or otherwise dispose of this Option or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the Grantee may designate a Beneficiary to receive benefits in the event of the Grantee’s death. This Option shall be exercised during the Grantee’s lifetime only by the Grantee or the Grantee’s guardian or legal representative.

8.  Amendment.  No discontinuation, modification, or amendment of the Plan may, without the written consent of the Grantee, adversely affect the rights of the Grantee under this Option, except as otherwise provided under the Plan. This Agreement may be amended as provided under the Plan, but no such amendment shall adversely affect the Grantee’s rights under the Agreement without the Grantee’s written consent, unless otherwise permitted by the Plan.

9.  Rights as a Stockholder.  The Grantee will have the rights of a stockholder with respect to the Shares subject to this Option only upon becoming the holder of record of such Shares.

10.  Compliance with Applicable Law.  Notwithstanding anything herein to the contrary, the Company is not obligated to either (a) cause to be issued or delivered any certificates for Shares pursuant to the exercise of this Option, or (b) cause a book entry related to the Shares pursuant to an exercise of this Option to be entered on the records of the Company’s stockholder record keeper unless and until the Company is advised by its counsel that such issuance and delivery (or entry on the records, as applicable) of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. The Company may require, as a condition of such issuance and delivery (or entry on the records, as applicable) of such certificates, and in order to ensure compliance with

A-6

such laws, regulations and requirements, that the Grantee make such covenants, agreements, and representations as the Company, in its sole discretion, considers necessary or desirable.

11.  No Obligation to Exercise Option.  The granting of this Option imposes no obligation upon the Grantee to exercise this Option.

12.  Employment Rights.  This Agreement is not a contract of employment, and the terms of employment of the Grantee or other relationship of the Grantee with the Company or its Subsidiaries shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with the Company or its Subsidiaries, nor shall it interfere with the right of the Company or its Subsidiaries to discharge the Grantee and to treat him or her without regard to the effect that such treatment might have upon him or her as a Grantee.

13.  Withholding.  If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of this Option, the Grantee shall be required to pay such amount to the Company, or make arrangements satisfactory to the Committee regarding the payment of such amount, as provided in Section 16 of the Plan. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee. The Grantee acknowledges and agrees that he or she is responsible for the tax consequences associated with the grant and exercise of this Option.

14.  Successors and Assigns.  Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the succeeding administrators, heirs and legal representatives of the Grantee and the successors and assigns of the Company.

15.  Tax Consequences.  Although the Option is intended to constitute an “incentive stock option” within the meaning of Code Section 422, the Company makes no representations or warranties with respect to the tax consequences of the grant or exercise of the Option and the disposition of the Shares obtained thereby. The Grantee should consult his or her own tax advisor for information concerning the tax consequences of the grant and exercise of the Option.

16.  No Limitation on Rights of the Company.  The grant of this Option will not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

17.  Notices.  The Grantee must notify the Company of an Disqualifying Disposition of a Share obtained through the exercise of this Option within 10 days of such disposition. A Disqualifying Disposition is any sale of a Share received from the exercise of an Incentive Stock Option and such sale occurs before the later of: (a) two years from the Incentive Stock Option Grant Date and (b) one year from the date on which the Grantee exercises such Option and receives a Share. The Grantee will be deemed to have timely notified the Company of a Disqualifying Disposition to the extent any Share is sold to pay the Option Price pursuant to Paragraph 6(b).

Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Grantee, to the address appearing on the records of the Company. Such communication or notice shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient. Notwithstanding the foregoing, any notice required or permitted hereunder from the Company to the Grantee may be made by electronic means, including by electronic mail to the Company-maintained electronic mailbox of the Grantee, and the Grantee hereby consents to receive such notice by electronic delivery. To the extent permitted in an electronically delivered notice described in the previous sentence, the Grantee shall be permitted to respond to such notice or communication by way of a responsive electronic communication, including by electronic mail.

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18.  Governing Law.  Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware without regard to the principles thereof relating to the conflicts of laws.

19.  Receipt of Plan.  The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Agreement and of the Plan. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretation and determination shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

20.  Condition to Return Signed Agreement.  This Agreement shall be null and void unless the Grantee signs, dates, and returns this Agreement to the Company on or before the 33rd day following the earliest of the date this Agreement is (a) placed in the mail addressed to the Grantee at his or her home address (as contained in the Company’s records); (b) delivered to the Grantee at his or her e-mail address as contained in the Company’s e-mail directory; or (c) hand delivered to the Grantee.

21.  Construction.  Notwithstanding any other provision of this Agreement, this Agreement is made and the Awards are granted pursuant to the Plan and are in all respects limited by and subject to the express provisions of the Plan, as amended from time to time. To the extent any provision of this Agreement is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern. The interpretation and construction by the Committee of the Plan, this Agreement and any such rules and regulations adopted by the Committee for purposes of administering the Plan, shall be final and binding upon the Grantee and all other persons.

22.  Entire Agreement.  This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

23.  Waiver; Cumulative Rights.  The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

24.  Counterparts.  This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

25.  Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

26.  Severability.  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

The Navigators Group, Inc.

By:
Name:
Title:

Grantee

By:
Name:
Title:

A-9

THE NAVIGATORS GROUP, INC.
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHTS AGREEMENT

Form of Award Agreement

This STOCK APPRECIATION RIGHTS AGREEMENT (this “Agreement”), dated [          ], is by and between The Navigators Group, Inc., a Delaware corporation (the “Company”), and [          ] (the “Grantee”).

In accordance with Section 7 of The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan (the “Plan”), and subject to the terms of the Plan and this Agreement, the Company hereby grants to the Grantee a stock appreciation right (a “SAR”) on the terms and conditions as set forth below. All capitalized terms used, but otherwise not defined herein, have the meanings set forth in the Plan.

To evidence the SAR and to set forth its terms, the Company and the Grantee agree as follows:

1.  Grant.  The Committee hereby grants to the Grantee on [          ] (the “Grant Date”) a SAR covering           shares (the “SAR Shares”) of the Company’s Common Stock.

2.  SAR Share Price.  The price of each SAR Share is $      (the “SAR Share Price”) (subject to adjustment as provided in Section 4.2 of the Plan). The SAR Share Price is equal to 100% of the Fair Market Value of one Share on the Grant Date, as calculated under the Plan.

3.  Term and Vesting of the SAR.  The SAR Term will expire on the 10th anniversary of the Grant Date, and, except as otherwise provided herein, the vested portion of this SAR may be exercised either upon or following the applicable vesting dates (set forth in the table below), as long as such exercise occurs before the expiration of this SAR as provided in this Agreement and the Plan. The applicable vesting dates for the SAR follow:

Cumulative Percentage
Vesting Date	Exercisable

1st Anniversary of Grant Date	25%
2nd Anniversary of Grant Date	50%
3rd Anniversary of Grant Date	75%
4th Anniversary of Grant Date	100%

Notwithstanding the foregoing provisions of this Paragraph 3, and except as otherwise determined by the Committee, as provided in the Plan or as provided herein, any portion of this SAR that is not vested (or otherwise not exercisable) at the time of the Grantee’s Termination of Service with the Company and its Subsidiaries shall not become exercisable after such termination and shall be immediately cancelled and forfeited to the Company.

4.  Exercisability.  In the event the Grantee incurs a Termination of Service for any reason, the Grantee will have such rights with respect to this SAR as are provided for in the Plan.

5.  Change in Control.  Upon a Change in Control, the Grantee will have such rights with respect to this SAR as are provided for in the Plan.

6.  Exercise of SAR.

(a) Notice.  On or after the date any portion of the SAR becomes exercisable, but prior to the expiration of the SAR in accordance with Paragraph 3, 4 or 5 above, the portion of the SAR that has become exercisable may be exercised in whole or in part by the Grantee (or, pursuant to Paragraph 7 hereof, by his or her permitted successor) upon delivery of written notice to the Company of exercise which identifies this Agreement and states the number (not less than 500, unless fewer than 500 SAR Shares are eligible for exercise) of whole SAR Shares then being exercised.

(b) Payment.  As of the date of exercise of the SAR, the Company shall settle the exercised portion of the SAR as provided in Section 7.5 of the Plan. The amount of the payment for each SAR Share exercised shall

A-10

equal (i) the Fair Market Value of a Share on the date of exercise, less (ii) the SAR Price for each such exercised SAR Share. The exercised SAR shall be settled in whole shares of Stock, and cash for the value of a fractional share of Stock.

(c) Additional Information.  Notwithstanding the foregoing, the Grantee (or any permitted successor) shall take whatever additional actions, including, without limitation, the furnishing of an opinion of counsel, and execute whatever additional documents the Company may, in its sole discretion, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed by the Plan, this Agreement or applicable law.

(d) Delivery of Shares.  Upon satisfaction of the conditions and requirements of this Paragraph 6 and the Plan, the Company will either (i) credit the number of Shares in respect of which the SAR was exercised to the Grantee through a book entry on the records kept by the Company’s stockholder record keeper or (ii) deliver to the Grantee (or his or her permitted successor) a certificate or certificates for the number of Shares in respect of which the SAR will have been exercised. Upon exercise of the SAR (or a portion thereof), the Company will have a reasonable time to issue the Common Stock (or credit such Common Stock on the records if applicable) for which the SAR has been exercised, and the Grantee will not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such Common Stock is issued and transferred (or credited, if applicable) in the Company’s official stockholder records, except as otherwise provided in the Plan or this Agreement.

7.  Limitation Upon Transfer.  This SAR and all rights granted hereunder shall not (a) be transferred by the Grantee, other than by will, by the laws of descent and distribution; (b) be otherwise assigned, pledged or hypothecated in any way; and (c) be subject to execution, attachment or similar process. Any attempt to transfer this SAR, other than by will or by the laws of descent and distribution, or to assign, pledge or hypothecate or otherwise dispose of this SAR or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this SAR or such rights, shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the Grantee may designate a Beneficiary to receive benefits in the event of the Grantee’s death. This Grantee shall be exercised during the Grantee’s lifetime only by the Grantee or the Grantee’s guardian or legal representative.

8.  Amendment.  No discontinuation, modification, or amendment of the Plan may, without the written consent of the Grantee, adversely affect the rights of the Grantee under this SAR, except as otherwise provided under the Plan. This Agreement may be amended as provided under the Plan, but no such amendment shall adversely affect the Grantee’s rights under the Agreement without the Grantee’s written consent, unless otherwise permitted by the Plan.

9.  Rights as a Stockholder.  The Grantee will have the rights of a stockholder with respect to the Shares subject to this SAR only upon becoming the holder of record of such Shares.

10.  Compliance with Applicable Law.  Notwithstanding anything herein to the contrary, the Company is not obligated to either (a) cause to be issued or delivered any certificates for Shares pursuant to the exercise of this SAR, or (b) cause a book entry related to the Shares pursuant to an exercise of this SAR to be entered on the records of the Company’s stockholder record keeper unless and until the Company is advised by its counsel that such issuance and delivery (or entry on the records, as applicable) of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. The Company may require, as a condition of such issuance and delivery (or entry on the records, as applicable) of such certificates, and in order to ensure compliance with such laws, regulations and requirements, that the Grantee make such covenants, agreements, and representations as the Company, in its sole discretion, considers necessary or desirable.

11.  No Obligation to Exercise SAR.  The granting of this SAR imposes no obligation upon the Grantee to exercise this SAR.

12.  Employment Rights.  This Agreement is not a contract of employment, and the terms of employment of the Grantee or other relationship of the Grantee with the Company or its Subsidiaries shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement

A-11

shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with the Company or its Subsidiaries, nor shall it interfere with the right of the Company or its Subsidiaries to discharge the Grantee and to treat him or her without regard to the effect that such treatment might have upon him or her as a Grantee.

13.  Withholding.  If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of this SAR, the Grantee shall be required to pay such amount to the Company, or make arrangements satisfactory to the Committee regarding the payment of such amount, as provided in Section 16 of the Plan. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee. The Grantee acknowledges and agrees that he or she is responsible for the tax consequences associated with the grant and exercise of this SAR.

14.  Successors and Assigns.  Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the succeeding administrators, heirs and legal representatives of the Grantee and the successors and assigns of the Company.

15.  No Limitation on Rights of the Company.  The grant of this SAR will not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

16.  Notices.  Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Grantee, to the address appearing on the records of the Company. Such communication or notice shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient. Notwithstanding the foregoing, any notice required or permitted hereunder from the Company to the Grantee may be made by electronic means, including by electronic mail to the Company- maintained electronic mailbox of the Grantee, and the Grantee hereby consents to receive such notice by electronic delivery. To the extent permitted in an electronically delivered notice described in the previous sentence, the Grantee shall be permitted to respond to such notice or communication by way of a responsive electronic communication, including by electronic mail.

17.  Governing Law.  Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware without regard to the principles thereof relating to the conflicts of laws.

18.  Receipt of Plan.  The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts this SAR subject to all the terms and provisions of this Agreement and of the Plan. The SAR is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the SAR shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretation and determination shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

19.  Condition to Return Signed Agreement.  This Agreement shall be null and void unless the Grantee signs, dates, and returns this Agreement to the Company on or before the thirty-third (33rd) day following the earliest of the date this Agreement is (a) placed in the mail addressed to the Grantee at his or her home address (as contained in the Company’s records); (b) delivered to the Grantee at his or her e-mail address as contained in the Company’s e-mail directory; or (c) hand delivered to the Grantee.

20.  Construction.  Notwithstanding any other provision of this Agreement, this Agreement is made and the Awards are granted pursuant to the Plan and are in all respects limited by and subject to the express provisions of the Plan, as amended from time to time. To the extent any provision of this Agreement is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern. The interpretation and construction by the Committee of the Plan, this Agreement and any such rules and regulations adopted by the

A-12

Committee for purposes of administering the Plan, shall be final and binding upon the Grantee and all other persons.

21.  Entire Agreement.  This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

22.  Waiver; Cumulative Rights.  The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

23.  Counterparts.  This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

24.  Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

25.  Severability.  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

The Navigators Group, Inc.

By:
Name:
Title:

Grantee

By:
Name:
Title:

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THE NAVIGATORS GROUP, INC.
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Form of Award Agreement

This RESTRICTED STOCK AGREEMENT (this “Agreement”), dated [          ], is by and between The Navigators Group, Inc., a Delaware corporation (the “Company”), and [          ] (the ‘‘Grantee”).

In accordance with Section 8 of The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan (the “Plan”), and subject to the terms of the Plan and this Agreement, the Company hereby grants to the Grantee an award of shares of restricted common stock, par value $0.10 per share, of the Company (the “Shares”) on the terms and conditions as set forth below. All capitalized terms used, but otherwise not defined herein, have the meanings set forth in the Plan.

To evidence the award of Restricted Stock and to set forth its terms, the Company and the Grantee agree as follows:

1.  Grant.  The Committee hereby grants to the Grantee on [          ] (the “Grant Date”)           Shares (subject to adjustment as provided in Section 4.2 of the Plan) of Restricted Stock.

2.  Vesting of the Shares.  Subject to the provisions of Paragraphs 3 and 4 of this Agreement, the Shares shall cease to be restricted and shall become non-forfeitable (thereafter being referred to as “Unrestricted Stock”) as follows:

Cumulative Percentage
Vesting Date	Unrestricted

1st Anniversary of Grant Date	25%
2nd Anniversary of Grant Date	50%
3rd Anniversary of Grant Date	75%
4th Anniversary of Grant Date	100%

Notwithstanding the foregoing provisions of this Paragraph 2, and except as otherwise determined by the Committee, as provided in the Plan or as provided herein, any portion of Shares that is not vested at the time of the Grantee’s Termination of Service with the Company and its Subsidiaries shall be immediately cancelled and forfeited to the Company.

3.  Termination of Service.  In the event the Grantee incurs a Termination of Service for any reason, the Grantee will have such rights with respect to this Restricted Stock as are provided for in the Plan.

4.  Change in Control.  Upon a Change in Control, the Grantee will have such rights with respect to the Shares of Restricted Stock as are provided for in the Plan.

5.  Stock Certificates and Escrow.  The certificates for the Shares shall be held in escrow by the Company until and to the extent such Shares become Unrestricted Stock. The Shares and the related certificates, together with any assets or securities held in escrow hereunder, will either be (a) surrendered to the Company for cancellation to the extent such Shares are forfeited by the Grantee pursuant to the terms of the Plan or this Agreement or (b) released to the Grantee to the extent such Shares become Unrestricted Stock pursuant to Paragraph 2, 3 or 4 above.

6.  Limitation Upon Transfer.  The Restricted Stock and all rights granted hereunder shall not (a) be transferred by the Grantee, other than by will, by the laws of descent and distribution; (b) be otherwise assigned, pledged or hypothecated in any way; and (c) be subject to execution, attachment or similar process. Any attempt to transfer the Restricted Stock, other than by will or by the laws of descent and distribution, or to assign, pledge or hypothecate or otherwise dispose of such Restricted Stock or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Award or such rights, shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the Grantee may designate a Beneficiary to receive benefits in the event of the Grantee’s death.

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7.  Tax Consequences.

(a) Code Section 83(b).  The Grantee understands that, at his or her option, he or she is entitled to make the election permitted under Code Section 83(b), to include in gross income in the taxable year that includes the Grant Date, the Fair Market Value of such Shares at the time of grant, notwithstanding that such Shares are, due to the Restrictions, subject to a substantial risk of forfeiture within the meaning of the Code.

(b) General.  The Grantee acknowledges and agrees that the Grantee is responsible for all taxes and tax consequences with respect to the grant of the Shares or the lapse of Restrictions otherwise imposed by this Agreement. The Grantee further acknowledges that it is the Grantee’s responsibility to obtain any advice that the Grantee deems necessary or appropriate with respect to any and all tax matters that may exist as a result of the grant of the Shares or the lapse of restrictions otherwise imposed by this Agreement. Notwithstanding any other provision of this Agreement, the Shares, together with any other assets or securities held in escrow hereunder, shall not be released to the Grantee unless, as provided in Section 16 of the Plan, the Grantee shall have paid to the Company, or made arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to the grant of the Shares or the lapse of restrictions otherwise imposed by this Agreement.

8.  Amendment.  No discontinuation, modification, or amendment of the Plan may, without the written consent of the Grantee, adversely affect the rights of the Grantee under this Agreement, except as otherwise provided under the Plan. This Agreement may be amended as provided under the Plan, but no such amendment shall adversely affect the Grantee’s rights under the Agreement without the Grantee’s written consent, unless otherwise permitted by the Plan.

9.  Rights as a Stockholder.  The Grantee shall be entitled to receive any dividends that become payable on or after the Grant Date with respect to the Shares; provided, however, that no dividends shall be payable (a) with respect to the Shares on account of record dates occurring prior to the Grant Date, and (b) with respect to forfeited Shares on account of record dates occurring on or after the date of such forfeiture. The Grantee shall be entitled to vote the Shares on or after the Grant Date to the same extent as would have been applicable to the Grantee if the Shares had then been Unrestricted Shares; provided, however, that the Grantee shall not be entitled to vote (i) the Shares on account of record dates occurring prior to the Grant Date, and (ii) with respect to forfeited Shares on account of record dates occurring on or after the date of such forfeiture.

10.  Compliance with Laws and Regulations.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which the Common Stock is traded. The Company may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Grantees make such covenants, agreements, and representations as the Company, in its sole discretion, considers necessary or desirable.

11.  Employment Rights.  This Agreement is not a contract of employment, and the terms of employment of the Grantee or other relationship of the Grantee with the Company shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with the Company, nor shall it interfere with the right of the Company to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

12.  Disclosure Rights.  Except as required by applicable law, the Company (or any of its affiliates) shall not have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock, Restricted Stock or Unrestricted Stock, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with receipt of the Shares.

13.  Successors and Assigns.  Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the succeeding administrators, heirs and legal representatives of the Grantee and the successors and assigns of the Company.

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14.  No Limitation on Rights of the Company.  This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

15.  Notices.  Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Grantee, to the address appearing on the records of the Company. Such communication or notice shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient. Notwithstanding the foregoing, any notice required or permitted hereunder from the Company to the Grantee may be made by electronic means, including by electronic mail to the Company-maintained electronic mailbox of the Grantee, and the Grantee hereby consents to receive such notice by electronic delivery. To the extent permitted in an electronically delivered notice described in the previous sentence, the Grantee shall be permitted to respond to such notice or communication by way of a responsive electronic communication, including by electronic mail.

16.  Governing Law.  The interpretation, performance and enforcement of this Agreement shall be governed by and enforced in accordance with the laws of the State of Delaware (other than its laws respecting choice of law).

17.  Receipt of Plan.  The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts the Shares subject to all the terms and provisions of this Agreement and of the Plan. The Shares are granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Shares shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretation and determination shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

18.  Condition to Return Signed Agreement.  This Agreement shall be null and void unless the Grantee signs, dates, and returns this Agreement to the Company on or before the 33rd day following the earliest of the date this Agreement is (a) placed in the mail addressed to the Grantee at his or her home address (as contained in the Company’s records); (b) delivered to the Grantee at his or her e-mail address as contained in the Company’s e-mail directory; or (c) hand delivered to the Grantee.

19.  Construction.  Notwithstanding any other provision of this Agreement, this Agreement is made and the Shares are granted pursuant to the Plan and are in all respects limited by and subject to the express provisions of the Plan, as amended from time to time. To the extent any provision of this Agreement is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern. The interpretation and construction by the Committee of the Plan, this Agreement and any such rules and regulations adopted by the Committee for purposes of administering the Plan, shall be final and binding upon the Grantee and all other persons.

20.  Entire Agreement.  This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

21.  Waiver; Cumulative Rights.  The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

22.  Counterparts.  This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

23.  Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

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24.  Severability.  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

The Navigators Group, Inc.

By:
Name:
Title:

Grantee

By:
Name:
Title:

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THE NAVIGATORS GROUP, INC.
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Form of Award Agreement

This RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”), dated [          ], is by and between The Navigators Group, Inc., a Delaware corporation (the “Company”), and [          ] (the ‘‘Grantee”).

In accordance with Section 9 of The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan (the “Plan”), and subject to the terms of the Plan and this Agreement, the Company hereby grants to the Grantee an award of Restricted Stock Units (“RSUs”) on the terms and conditions as set forth below. Each RSU covered by this Agreement represents an unfunded and unsecured promise of the Company to issue to the Grantee, on or after the date the RSUs become vested, the Fair Market Value of one Share pre such RSU. All capitalized terms used, but otherwise not defined herein, have the meanings set forth in the Plan.

To evidence the award of RSUs and to set forth its terms, the Company and the Grantee agree as follows:

1.  Grant.  The Committee hereby grants to the Grantee on [          ] (the “Grant Date”)           RSUs (subject to adjustment as provided in Section 4.2 of the Plan).

2.  Vesting of the RSUs.  The aggregate RSU award will cease to be restricted and shall become non-forfeitable and payable to the Grantee as follows:

Cumulative Unrestricted
Vesting Date	Percentage

1st Anniversary of Grant Date	25%
2nd Anniversary of Grant Date	50%
3rd Anniversary of Grant Date	75%
4th Anniversary of Grant Date	100%

Notwithstanding the foregoing provisions of this Paragraph 2, and except as otherwise determined by the Committee, as provided in the Plan or as provided herein, any portion of the RSUs that is not vested at the time of the Grantee’s Termination of Service with the Company and its Subsidiaries will be immediately cancelled and forfeited to the Company.

3.  Payment upon Vesting of RSUs.  Subject to the terms of this Agreement, following the vesting of RSUs hereunder, the Company shall issue to the Grantee (or, in the event of the Grantee’s death, to his or her Beneficiary) the number of Shares of a Fair Market Value equal to the value of to the number of vested RSUs (with one RSU having a value equal to the Fair Market Value of one Share). Such issuance shall be made to the Grantee in the form of Shares as soon as administratively practicable, but in no event later than two and one-half months following the end of the calendar year in which the RSUs vest pursuant to Paragraph 2 above.

4.  Limitation Upon Transfer.  At any time prior to vesting in accordance with Paragraph 2, the RSUs, or any interest therein, cannot be directly or indirectly transferred, sold, assigned, pledged, hypothecated, encumbered or otherwise disposed; provided, however, that in the event of the Grantee’s death prior to the payment of a vested RSU, the Company will provide payment to the Beneficiary of the Grantee.

5.  Plan Amendment.  No discontinuation, modification, or amendment of the Plan may, without the written consent of the Grantee, adversely affect the rights of the Grantee under this Agreement, except as otherwise provided under the Plan. This Agreement may be amended as provided under the Plan, but no such amendment shall adversely affect the Grantee’s rights under the Agreement without the Grantee’s written consent, unless otherwise permitted by the Plan.

6.  Rights as a Stockholder.  The Grantee will have the rights of a stockholder with respect to the Shares subject to this RSU only upon becoming the holder of record of such Shares.

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7.  Compliance with Applicable Law.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which the Common Stock is traded. The Company may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Grantees make such covenants, agreements, and representations as the Company, in its sole discretion, considers necessary or desirable.

8.  Employment Rights.  This Agreement is not a contract of employment, and the terms of employment of the Grantee or other relationship of the Grantee with the Company shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with the Company, nor shall it interfere with the right of the Company to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

9.  Tax Consequences.  The Grantee acknowledges and agrees that the Grantee is responsible for all taxes and tax consequences with respect to the grant of the RSUs, the lapse of restrictions, and delivery of Shares. The Grantee further acknowledges that it is the Grantee’s responsibility to obtain any advice that the Grantee deems necessary or appropriate with respect to any and all tax matters that may exist as a result of the RSUs, the lapse of restrictions, and delivery of Shares. Notwithstanding any other provision of this Agreement, the Shares, together with any other assets or securities held in escrow hereunder, shall not be released to the Grantee unless, as provided in Section 16 of the Plan, the Grantee shall have paid to the Company, or made arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to the grant of the RSUs, the lapse of restrictions, and delivery of Shares.

10.  Condition to Return Signed Agreement.  This Agreement shall be null and void unless the Grantee signs, dates, and returns this Agreement to the Company on or before the 33rd day following the earliest of the date this Agreement is (a) placed in the mail addressed to the Grantee at his or her home address (as contained in the Company’s records); (b) delivered to the Grantee at his or her e-mail address as contained in the Company’s e-mail directory; or (c) hand delivered to the Grantee.

11.  Successors and Assigns.  Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the succeeding administrators, heirs and legal representatives of the Grantee and the successors and assigns of the Company.

12.  No Limitation on Rights of the Company.  This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

13.  Notices.  Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Grantee, to the address appearing on the records of the Company. Such communication or notice shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient. Notwithstanding the foregoing, any notice required or permitted hereunder from the Company to the Grantee may be made by electronic means, including by electronic mail to the Company-maintained electronic mailbox of the Grantee, and the Grantee hereby consents to receive such notice by electronic delivery. To the extent permitted in an electronically delivered notice described in the previous sentence, the Grantee shall be permitted to respond to such notice or communication by way of a responsive electronic communication, including by electronic mail.

14.  Governing Law.  The interpretation, performance and enforcement of this Agreement shall be governed by and enforced in accordance with the laws of the State of Delaware (other than its laws respecting choice of law).

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15.  Receipt of Plan.  The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts the Shares subject to all the terms and provisions of this Agreement and of the Plan. The RSUs are granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the RSUs shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretation and determination shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

16.  Construction.  Notwithstanding any other provision of this Agreement, this Agreement is made and the Awards are granted pursuant to the Plan and are in all respects limited by and subject to the express provisions of the Plan, as amended from time to time. To the extent any provision of this Agreement is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern. The interpretation and construction by the Committee of the Plan, this Agreement and any such rules and regulations adopted by the Committee for purposes of administering the Plan, shall be final and binding upon the Grantee and all other persons.

17.  Entire Agreement.  This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

18.  Waiver; Cumulative Rights.  The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

19.  Counterparts.  This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

20.  Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

21.  Severability.  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

The Navigators Group, Inc.

By:
Name:
Title:

Grantee

By:
Name:
Title:

A-20

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. THE NAVIGATORS GROUP, INC. 6 INTERNATIONAL DRIVE Electronic Delivery of Future PROXY MATERIALS RYE BROOK, NY 10573 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet 1 Investor Address Line 1 and, when prompted, indicate that you agree to receive or access proxy materials Investor Address Line 2 electronically in future years. Investor Address Line 3 1 1 OF Investor Address Line 4 VOTE BY PHONE - 1-800-690-6903 Investor Address Line 5 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample P.M. Eastern Time the day before the cut-off date or meeting date. Have your 1234 ANYWHERE STREET 2 proxy card in hand when you call and then follow the instructions. ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # 000000000000 NAME THE COMPANY NAME INC. — COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends that you nominee(s) on the line below. 02 vote FOR the following: 0 0 0 1. Election of Directors 0000000000 Nominees 01 H.J. Mervyn Blakeney 02 Peter A. Cheney 03 Terence N. Deeks 04 W. Thomas Forrester 05 Stanley A. Galanski 06 John F. Kirby 07 Marjorie D. Raines 08 Marc M. Tract The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2 Approval of The Navigators Group, Inc. Amended and Restated 2005 Stock Incentive Plan. 0 0 0 3 Ratification of the appointment of KPMG LLP as the Company’s Independent registered public accounting firm for 2010. 0 0 0 Investor Address Line 1 Investor Address Line 2 R2.09.05.010 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 Please sign exactly as your name(s) appear(s) hereon. When signing as _1 John Sample 0000063474 attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name, by authorized officer. SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . THE NAVIGATORS GROUP, INC. 6 International Drive Rye Brook, New York 10573 PROXY FOR THE MAY 26, 2010 ANNUAL MEETING OF STOCKHOLDERS Bruce J. Byrnes and Emily B. Miner, or any one of them, with power of substitution, are hereby authorized as proxies to represent and to vote the shares of the undersigned at the Annual Meeting of Stockholders of The Navigators Group, Inc. to be held at 10:00 a.m., Wednesday, May 26, 2010, at the office of the Company at Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573, and at any adjournment thereof. The proxies are to vote the shares of the undersigned as instructed on the reverse side and in accordance with their judgment on all other matters which may properly come before the Annual Meeting. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR PROPOSALS 2, AND 3. R2.09.05.010 _2 0000063474 Continued and to be signed on reverse side